UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

222 Delaware Avenue

Wilmington, Delaware 19801

(Address of principal executive offices)(Zip code)

PFPC Inc.

Westborough MA, 01581

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:

8/31

Date of reporting period:

2/28/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Large Capitalization Value Equity Investments

Large Capitalization Growth Investments

Small Capitalization Value Equity Investments

Small Capitalization Growth Investments

International Equity Investments

Emerging Markets Equity Investments

Government Money Investments

Core Fixed Income Investments

High Yield Investments

Municipal Bond Investments

International Fixed Income Investments

Semi-Annual Report February 28, 2007

NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

The initial six-months of the fiscal year for the Consulting Group Capital Markets Group Funds (“Fund”) ended February 28, 2007, with all the Fund’s portfolios generating positive returns during that period. Equity portfolios generated higher returns as the global equity market rebounded from the spring 2006 market downturn. The fixed income portfolios produced positive returns’ as interest rates were relatively stable. The Federal Reserve Board’s (“Fed”) paused its policy of increasing interest rates, and economic growth continued, albeit at a slower pace.

With equity returns generated at an above-average return, investors total portfolio returns were strong on an absolute basis. When the Fund’s performance is compared to a relative benchmark, each of the Fund’s portfolios lagged a corresponding index. Compared to the average fund return in the appropriate Lipper category, the relative return is more favorable, and many of the portfolios outperformed the Lipper average fund.

Generally positive global fundamentals were the primary reason capital markets produced the strong returns. Worldwide economic growth continued, despite the slowdown in the United States. The Fed did not raise short-term interest rates since the August 2006 meeting. Central banks around the world continued to supply the economic system liquidity. Corporate profits in the United States continued to be robust, although the rate of quarterly year-over-year increase dropped below 10%. This slower rate follows 18 successive quarters of greater than 10% growth. Energy prices (as measured by the NYMEX Crude Oil futures price) ended 2006 essentially unchanged, and then fell in January 2007 before upward pressure returned.

Investor optimism and willingness to own longer-duration and riskier assets may be measured by the spread, or difference, in yields between two instruments. One is a low-risk asset such as a US Treasury instrument, which is then compared to a second, higher-risk instrument, such as a longer-dated bond, or a corporate bond with credit risk. Investors must be compensated for time and/or credit risk. The premium, in both cases, has fallen to historically low levels. One particular area that the markets focus on is the High Yield bond premium as a measure of risk appetite. That level has dropped to record low premiums. Does this mean there is no risk in owning what was formerly known as a junk bond, or are investors underestimating risk given the slowdown in economic growth?

When former Fed Chairman Alan Greenspan mentioned this in late February 2007, those comments, along with some concerns in the Japanese and Chinese markets, produced the only significant downturn during the semi-annual period. The S&P 500 Index® fell over 3% on February 27, 2007. It was the first time the S&P 500 Index had fallen more than 2% in the past 45 months. The markets’ complacency was jolted by currency, foreign equity markets, and disclosures of problems in the US mortgage sub-prime market. The causes highlight how interconnected the global capital markets have become. Portfolios have benefited on a global perspective during this decade, but the downturn shows that the risks are connected, as well.

The decision of the Fed to halt the increase in the target overnight lending rate after 17 consecutive monthly increases led to the positive returns in the fixed income markets. Longer-term interest rates fell slightly during the semi-annual period. Bond market returns were the function of earning the coupon and a very small price appreciation. At the beginning of this period, the yield on the 10-year Treasury Note was 4.73%. By February 28, 2007, the 10-year yield declined to 4.56%. The flat rate interest rate environment gave investors the confidence to move stock and bond prices higher despite the debate over the threats of higher inflation or low growth.

The Lehman Brothers Aggregate Bond™ Index rose 3.32% for the semi-annual period. The Lehman Brothers High Yield Index rose 8.36%. The U.S. equity market, as represented by the S&P 500 Index, rose 8.92%. In the U.S.

I

equity markets, no one size or style category dominated returns. The Russell 2000® Growth Index increased 11.18%, the Russell 2000 Value Index rose 10.37%, the Russell 1000® Value Index increased 9.81%, and the Russell 1000 Growth Index advanced 9.54%.

Stocks in the cyclical and industrials led the equity markets. Utilities and telecommunication stocks also did well. The financial and technology sectors lagged the market. Not only did positive economic fundamentals help stock prices, but the record amount of money raised by private equity firms led to record levels of mergers and acquisitions and leveraged buyout activity. This factor was especially important in the small and mid cap markets.

The MSCI EAFE® index (net of dividends) rose 12.17%% during the six-month period. The flow of investor funds from the United States to these markets provided added liquidity to help move prices higher at a greater rate than domestic equity returns. Line the domestic market technology and financial shares lagged the broader market action. The emerging economy markets led global market equity returns for again, with a return of 16.66% for the MSCI Emerging Markets index.

The Consulting Group Capital Markets Funds

Core Fixed Income Investments returned 3.32% as compared to the Lehman Brothers Aggregate Bond Index return of 3.66%. The Lipper Intermediate Investment Grade Fund Average returned 3.56%%. The portfolio’s sub-advisers are Pacific Investment Management Company LLC (“PIMCO”), BlackRock Financial Management, Inc, and Western Asset Management Company (“WAMCo”). The fund’s sub-advisors, as a group, have maintained a slightly lower exposure to the corporate bond sector. The corporate bond market continued to do very well, and added value in the broad bond market. The portfolio’s underweight exposure to the sector produced the portfolio’s slight underperformance.

After this semi-annual period ended, Metropolitan West (“MetWest”) was retained to be an additional sub-adviser to the fund. MetWest is a smaller investment adviser than the other three advisers. MetWest’s smaller size allows it to create a portfolio with greater opportunity to add value through individual security selection as compared to larger firms whose value-added is more likely derived from broader sector positioning, or interest rate positioning. Much of MetWest’s historical value added had been delivered through the corporate bond positions.

High Yield Investments returned 9.39%, better than the Lehman Brothers High Yield Index return of 8.36%. The Lipper High-Yield Fund Average returned 7.67%. There was one change to the portfolio’s sub-advisers during the period. WAMCo was a sub-adviser the entire period. In late 2006, Seix Advisors was replaced with Penn Capital Management LLC (“Penn”). Penn’s approach is to take a more opportunistic portfolio positioning in the lower grade, or potentially riskier securities within the high yield opportunity set.

International Fixed Income Investments returned 1.59%, lower than the Citigroup Non-US World Government Hedged Index return of 2.32%. The Lipper International Income Fund Average returned 2.40%. PIMCO is the fund’s sub-adviser.

Municipal Bond Investment returned 2.70% versus the Lehman Brothers Municipal Bond Index return of 2.89%. The Lipper General Municipal Fund Average returned 2.60%%. McDonnell Investment Management LLC is the fund’s sub-adviser.

Large Capitalization Growth Investments returned 9.32% versus the comparative benchmark return of 9.54% for the Russell 1000 Growth Index. The Lipper Large Cap Growth Fund Average returned 8.34%. The fund’s sub-advisers are Westfield Capital Management Company (Westfield), Delaware Management Company (“Delaware”), and Wells Capital Management (“Wells”). There were two changes to the sub-advisor lineup in the second half of 2006 that have changed some of portfolio construction and risk characteristics of the portfolio.

Sands Capital Management, LP resigned from their sub-advisor role during the fourth quarter and was replaced by Wells in October 2006. In August 2006, TCW was replaced with Delaware. The fund’s most significant overweight position as in the Health Care sector and it detracted from performance compared to the index. This sector was a

II

relatively weak area within the growth market. The fund’s valuation and growth estimates changes only slightly with the sub-adviser changes. However, each of the two new sub-advisers constructs a portfolio with greater diversification and more equal concentration among the various holdings.

Large Capitalization Value Equity Investments rose 9.60%, just below the Russell 1000® Value Index return of 9.81%. The Lipper Large-Cap Value Fund Average returned 8.80%. Assets are managed among the three sub-advisers; Cambiar Investors LLC, AllianceBernstein L.P., and NFJ Investment Group (“NFJ”). The successes the sub-advisors had in the economically cyclical companies were counterbalanced by a shortfall in the financial holdings, and a few positions that were previously considered growth stocks but stumbled fundamentally, and are now considered value opportunities. Many of these companies have not turned around their fundamentals, and they continue to underperform the market.

Small Capitalization Growth Investments returned 8.66%, less than the 11.18% return of its benchmark, the Russell 2000 Growth Index. The Lipper Small-Cap Growth Fund Average returned 11.67%. The portfolio’s sub-advisers are Wall Street Associates and Westfield. The fund is more active than the other funds, and the sub-advisors attempted to shift the portfolio through the non-traditional growth sectors such as energy and industrials, and the more traditional areas of technology and health care as leadership shifted in the market.

Small Capitalization Value Equity Investments rose 9.45%, trailing the 10.37% return of its benchmark, the Russell 2000 Value Index. The Lipper Small Cap Value Fund Average returned 11.01%. The portfolio’s sub-advisers are NFJ, Delaware, and Rutabaga Capital Management LLC. One-third of the relevant index is in Financial Services sector stocks. Fearing the negative impact of rising interest rates, the advisors had less portfolio exposure than the index in the sector. The Real Estate Investment Trust (“REIT”) industry is the second largest industry within the index. The sub-advisers’ holdings in the REIT industry are very small and it detracted from the fund performance.

International Equity Investments returned 10.20%, less than the 12.17% return of its benchmark, the MSCI EAFE Index (net of dividends). The Lipper International Large Core Fund Average returned 10.80%. The portfolio’s sub-advisers are Philadelphia International Advisors LP, Brandywine Global Investment Management, LLC., and William Blair & Company, LLC. The broad sub-advisor representation across the style mandates can help fund performance and control volatility risk against the benchmark. The portfolio struggled during the semi-annual period as the sub-advisers selections in the difficult technology and financial sectors hurt performance.

Emerging Markets Investments gained 16.29%. Its benchmark, the MSCI Emerging Markets Index, rose 16.66% during the period. The Lipper Emerging Markets Fund Average returned 16.72%. The portfolio’s sub-advisers are Newgate Capital Management LLC and SSgA Funds Management, Inc. The two sub-advisors have different objectives within the emerging market equities. SSgA produces a broad very diversified portfolio. Newgate’s approach is more value oriented and defensive. Given the continuing high market returns, the defensive approach of Newgate has not produced excess return and hurts the funds relative short-term performance.

We thank you for your continued support of the Consulting Group Capital Markets Funds. For additional information regarding the portfolios and the asset allocation advice that guides portfolio creation, we urge you to discuss these issues with your financial adviser.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

III

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

Risks

Certain of the portfolios may invest in derivatives, such as options and futures, which may be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

Sincerely,

Paul Hatch Chief Executive Officer April 19, 2007	Armon E. Kamesar Chairman of the Board

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the portfolios may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
ii	The S&P 500® Index is a market capitalization-weighted index of 500 widely-held common stocks. Standard & Poor’s 500 and S&P 500® are registered trademarks of the McGraw-Hill Companies, Inc.
iii	A price to earnings ratio is used to measure how inexpensive or expensive share prices are. The price to earnings ratio is obtained by dividing the price per share by the earnings per share.
iv

The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.

[v]

The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

vi

The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.

vii

The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

viii

The MSCI EAFE® — Capitalization Weighted Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® — Capitalization Weighted Index is a registered trademark of Morgan Stanley Capital International Inc.

ix	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
[x]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
xi

The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Lehman Brothers U.S. Aggregate Index is a trademark of Lehman Brothers Inc.

xii

The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.

xiii

The Citigroup Non-U.S. World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.

xiv

The Citigroup Non-U.S. World Government Bond Index-Unhedged is a market capitalization weighted index that is designed to represent the unhedged performance of the government bond markets in thirteen developed countries, excluding the U.S.

xv

The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

IV

Performance of the Consulting Group Capital Markets Funds For the Six Months Ended February 28, 2007†* (unaudited)

Large Capitalization Value Equity Investments	9.61%
Russell 1000® Value Index (1)	9.82

Large Capitalization Growth Investments	9.32
Russell 1000® Growth Index (2)	9.54

Small Capitalization Value Equity Investments	9.53
Russell 2000® Value Index (3)	10.37

Small Capitalization Growth Investments	8.65
Russell 2000® Growth Index (4)	11.19

International Equity Investments	10.21
MSCI EAFE® Index (5)	12.17

Emerging Markets Equity Investments	16.14
MSCI Emerging Markets Index (6)	16.61

Government Money Investments	2.35
90-day Treasury Bill	2.49

Core Fixed Income Investments	3.32
Lehman Brothers U.S. Aggregate Index (7)	3.66
Lehman Brothers Intermediate Government/Credit Bond Index (8)	3.27

High Yield Investments	9.40
Lehman Brothers High Yield Index (9)	8.35

Municipal Bond Investments	2.69
Lehman Brothers Municipal Bond Index (10)	2.89

International Fixed Income Investments	1.59
Citigroup Non-U.S. World Government Bond Index — Unhedged (11)	2.29
Citigroup Non-U.S. World Government Bond Index — Hedged (11)	2.32

See pages VI and VII for all footnotes.

V

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

1	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5	The MSCI EAFE®-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

VI

7	The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Citigroup Non-U.S. World Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

VII

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2006 and held for the six months ended February 28, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Actual Total Return Without TRAK Fee	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period
Large Capitalization Value Equity Investments	9.61%	$1,000.00	$1,096.10	0.76%	$3.95
Large Capitalization Growth Investments	9.32%	1,000.00	1,093.20	0.76%	3.94
Small Capitalization Value Equity Investments	9.53%	1,000.00	1,095.30	1.08%	5.61
Small Capitalization Growth Investments	8.65%	1,000.00	1,086.50	1.09%	5.64
International Equity Investments	10.21%	1,000.00	1,102.10	0.85%	4.43
Emerging Markets Equity Investments	16.14%	1,000.00	1,161.40	1.22%	6.54
Government Money Investments	2.35%	1,000.00	1,023.50	0.54%	2.71
Core Fixed Income Investments	3.32%	1,000.00	1,033.20	0.58%	2.92
High Yield Investments	9.40%	1,000.00	1,094.00	0.92%	4.78
Municipal Bond Investments	2.69%	1,000.00	1,026.90	0.66%	3.32
International Fixed Income Investments	1.59%	1,000.00	1,015.90	0.90%	4.50

(1)	For the six months ended February 28, 2007.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period
Large Capitalization Value Equity Investments	5.00%	$1,000.00	$1,021.03	0.76%	$3.80
Large Capitalization Growth Investments	5.00%	1,000.00	1,021.03	0.76%	3.84
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,019.44	1.08%	5.41
Small Capitalization Growth Investments	5.00%	1,000.00	1,019.39	1.09%	5.46
International Equity Investments	5.00%	1,000.00	1,020.58	0.85%	4.26
Emerging Markets Equity Investments	5.00%	1,000.00	1,018.74	1.22%	6.11
Government Money Investments	5.00%	1,000.00	1,022.21	0.54%	2.71
Core Fixed Income Investments	5.00%	1,000.00	1,021.92	0.58%	2.91
High Yield Investments	5.00%	1,000.00	1,020.23	0.92%	4.61
Municipal Bond Investments	5.00%	1,000.00	1,021.52	0.66%	3.31
International Fixed Income Investments	5.00%	1,000.00	1,020.33	0.90%	4.51

(1)	For the six months ended February 28, 2007.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments

February 28, 2007 (unaudited)

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 96.5%
CONSUMER DISCRETIONARY — 14.3%

Automobiles — 0.2%
59,600	DaimlerChrysler AG	$4,056,972

Beverages — 0.7%
242,000	Anheuser-Busch Cos. Inc.	11,877,360

Hotels, Restaurants & Leisure — 1.0%
207,400	McDonald’s Corp.	9,067,528
240,000	Wyndham Worldwide Corp.*	8,448,000

	Total Hotels, Restaurants & Leisure	17,515,528

Household Durables — 2.0%
56,800	Black & Decker Corp.	4,786,536
70,500	Clorox Co.	4,466,880
215,700	Stanley Works	11,986,449
137,100	Whirlpool Corp.	12,093,591

	Total Household Durables	33,333,456

Household Products — 1.1%
171,400	Kimberly-Clark Corp.	11,674,054
105,900	Procter & Gamble Co.	6,723,591

	Total Household Products	18,397,645

Leisure Equipment & Products — 0.7%
458,800	Mattel Inc.	11,933,388

Media — 4.7%
370,800	CBS Corp., Class B Shares	23,874,676
450,150	Comcast Corp., Special Class A Shares*	11,456,317
363,000	DIRECTV Group Inc.*	8,189,280
33	Gemstar-TV Guide International Inc.*	134
270,800	Interpublic Group Cos. Inc.*	14,488,572
364,500	Time Warner Inc.	7,417,575
207,000	WPP Group PLC, ADR	15,013,710

	Total Media	80,440,264

Multiline Retail — 1.2%
65,900	Federated Department Stores Inc.	2,943,094
289,000	Target Corp.	17,782,170

	Total Multiline Retail	20,725,264

Specialty Retail — 1.8%
458,000	Home Depot Inc.	18,136,800
372,000	Limited Brands Inc.	10,296,960
84,900	Office Depot Inc.*	2,832,264

	Total Specialty Retail	31,266,024

Textiles, Apparel & Luxury Goods — 0.9%
150,600	V. F. Corp.	15,178,984

	TOTAL CONSUMER DISCRETIONARY	244,724,885

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER STAPLES — 10.1%

Beverages — 0.9%
268,500	Coca-Cola Co.	$12,533,580
32,700	Molson Coors Brewing Co., Class B Shares	2,761,188

	Total Beverages	15,294,768

Food & Staples Retailing — 3.3%
600,000	CVS Corp.	18,846,000
309,400	Kroger Co.	7,942,298
180,200	Safeway Inc.	6,229,514
342,800	SUPERVALU Inc.	12,669,888
364,000	Sysco Corp.	11,997,440

	Total Food & Staples Retailing	57,685,140

Food Products — 2.6%
351,800	Archer Daniels Midland	12,094,884
437,000	ConAgra Foods Inc.	11,025,510
250,000	HJ Heinz Co.	11,467,500
72,900	Kellogg Co.	3,639,168
370,200	Sara Lee Corp.	6,093,492

	Total Food Products	44,320,554

Tobacco — 3.3%
149,500	Altria Group Inc.	45,418,492
182,000	Reynolds American Inc.	11,111,100

	Total Tobacco	56,529,592

	TOTAL CONSUMER STAPLES	173,830,054

ENERGY — 13.1%

Energy Equipment & Services — 3.2%
261,000	Baker Hughes Inc.	16,993,710
320,000	GlobalSantaFe Corp.	18,441,600
619,000	Halliburton Co. (a)	19,114,720

	Total Energy Equipment & Services	54,550,030

Oil, Gas & Consumable Fuels — 9.9%
294,800	Anadarko Petroleum Corp.	11,859,804
179,800	BP PLC, ADR	11,082,872
173,600	Chevron Corp.	42,051,069
186,100	ConocoPhillips	25,415,670
1,067,000	El Paso Corp.	15,343,460
222,600	Exxon Mobil Corp.	15,955,968
278,100	Marathon Oil Corp.	25,234,794
267,800	Occidental Petroleum	12,367,004
102,200	Petrochina Co., Ltd., ADR (a)	11,891,992

	Total Oil, Gas & Consumable Fuels	171,202,633

	TOTAL ENERGY	225,752,663

FINANCIALS — 23.5%

Capital Markets — 1.6%
8,400	Goldman Sachs Group Inc.	1,693,440
170,400	Merrill Lynch & Co. Inc.	14,259,072
154,400	Morgan Stanley	11,567,648

	Total Capital Markets	27,520,160

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Commercial Banks — 5.5%
225,100	Bank of America Corp.	$40,034,690
61,400	Countrywide Financial Corp.	2,350,392
133,000	National City Corp.	5,034,050
554,800	Regions Financial Corp.	19,872,936
83,400	SunTrust Banks Inc.	7,031,454
254,000	U.S. Bancorp	9,057,640
202,500	Wachovia Corp.	11,212,425

	Total Commercial Banks	94,593,587

Diversified Financial Services — 3.2%
268,000	ING Groep NV, ADR	11,451,640
243,300	JPMorgan Chase & Co.	31,023,200
311,000	Keycorp	11,737,140

	Total Diversified Financial Services	54,211,980

Insurance — 8.8%
225,000	ACE Ltd.	12,636,000
197,200	Allstate Corp.	21,453,432
272,600	American International Group Inc.	18,291,460
383,000	Assured Guaranty Ltd.	10,838,900
527,000	Conseco Inc.*	10,513,650
221,000	Genworth Financial Inc., Class A Shares	7,816,770
55,600	Hartford Financial Services Group Inc.	5,257,536
182,900	Lincoln National Corp.	12,464,635
25,600	MBIA Inc.	15,660,332
143,000	MetLife Inc.	9,030,450
43,600	RenaissanceRe Holdings Ltd.	2,235,808
125,200	Travelers Cos. Inc.	17,522,352
106,100	XL Capital Ltd., Class A Shares	7,533,100

	Total Insurance	151,254,425

Real Estate Investment Trusts (REITs) — 0.6%
251,700	Duke Realty Corp.	11,089,902

Thrifts & Mortgage Finance — 3.8%
221,900	Fannie Mae	12,588,387
181,200	Freddie Mac	20,428,494
488,200	Washington Mutual Inc.	32,663,256

	Total Thrifts & Mortgage Finance	65,680,137

	TOTAL FINANCIALS	404,350,191

HEALTH CARE — 8.7%

Biotechnology — 1.0%
270,000	Amgen Inc.*	17,350,200

Health Care Providers & Services — 1.4%
134,600	Amerisourcebergen Corp. Class A	7,089,382
101,000	Cigna Corp.	14,392,500
45,600	McKesson Corp.	2,542,656

	Total Health Care Providers & Services	24,024,538

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Pharmaceuticals — 6.3%
180,000	Barr Pharmaceuticals Inc.*	$9,540,000
215,600	GlaxoSmithKline PLC, ADR	12,110,252
244,100	Merck & Co. Inc.	15,747,456
883,000	Pfizer Inc.	38,161,344
360,000	Sanofi-Aventis, ADR	15,267,600
362,000	Wyeth	17,709,040

	Total Pharmaceuticals	108,535,692

	TOTAL HEALTH CARE	149,910,430

INDUSTRIALS — 5.8%

Aerospace & Defense — 0.6%
34,400	Boeing Co.	3,002,088
92,800	Northrop Grumman Corp.	6,667,680

	Total Aerospace & Defense	9,669,768

Auto Components — 0.3%
28,100	Autoliv Inc.	1,603,105
48,800	BorgWarner Inc.	3,593,632

	Total Auto Components	5,196,737

Building Products — 0.5%
309,900	Masco Corp.	9,250,515

Commercial Services & Supplies — 0.7%
314,800	R.R. Donnelley & Sons Co.	11,389,464

Industrial Conglomerates — 1.4%
552,800	General Electric Co.	19,303,776
159,700	Tyco International Ltd.	4,923,551

	Total Industrial Conglomerates	24,227,327

Machinery — 2.3%
119,200	Deere & Co.	12,923,664
61,200	Eaton Corp.	4,957,812
251,000	Illinois Tool Works Inc.	12,976,700
125,600	Ingersoll-Rand Co., Ltd.	5,439,736
43,100	SPX Corp.	3,012,690

	Total Machinery	39,310,602

	TOTAL INDUSTRIALS	99,044,413

INFORMATION TECHNOLOGY — 10.4%

Communication Equipment — 0.2%
156,700	Cisco Systems Inc.*	4,064,798

Computers & Peripherals — 2.2%
180,000	Diebold Inc.	8,526,600
123,500	International Business Machines Corp.	16,636,699
438,500	Seagate Technology	11,795,650

	Total Computers & Peripherals	36,958,949

Electronic Equipment & Instruments — 1.0%
969,000	Flextronics International Ltd.*	10,591,170
182,520	Sanmina-SCI Corp.*	677,149

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Electronic Equipment & Instruments — 1.0% (continued)
1,397,977	Solectron Corp.*	$4,501,486
51,910	Tech Data Corp.*	1,935,205

	Total Electronic Equipment & Instruments	17,705,010

IT Services — 1.6%
192,500	Electronic Data Systems Corp.	5,393,850
1,012,100	Western Union Co.	21,932,207

	Total IT Services	27,326,057

Semiconductors & Semiconductor Equipment — 3.2%
1,500,000	Infineon Technologies AG, ADR (a)*	22,980,000
1,195,000	Intel Corp.	23,720,750
612,500	Qimonda AG, ADR*	8,905,750

	Total Semiconductors & Semiconductor Equipment	55,606,500

Software — 2.0%
579,000	Cadence Design Systems Inc.*	11,545,260
248,200	Microsoft Corp.	21,921,894

	Total Software	33,467,154

Wireless Equipment — 0.2%
92,200	Crown Castle International Corp.*	3,020,472

	TOTAL INFORMATION TECHNOLOGY	178,148,940

MATERIALS — 2.0%

Chemicals — 1.4%
370,200	Dow Chemical Co.	16,214,761
239,600	Lyondell Chemical Company	7,633,656

	Total Chemicals	23,848,417

Containers & Packaging — 0.3%
108,400	Owens-Illinois Inc.*	2,575,584
196,800	Smurfit-Stone Container Corp.*	2,428,512

	Total Containers & Packaging	5,004,096

Metals & Mining — 0.3%
114,200	Arcelor Mittal, Class A Shares (a)	5,808,212

	TOTAL MATERIALS	34,660,725

TELECOMMUNICATION SERVICES — 5.5%

Diversified Telecommunication Services — 4.6%
337,434	AT&T Inc.	35,137,891
597,500	Sprint Nextel Corp.	11,519,800
328,400	Verizon Communications	19,916,503
819,272	Windstream Corp.	12,330,043

	Total Diversified Telecommunication Services	78,904,237

Wireless Equipment — 0.9%
230,400	Ericsson Telephone Co., ADR	8,239,104
315,000	Nokia Corp., ADR	6,876,450

	Total Wireless Equipment	15,115,554

	TOTAL TELECOMMUNICATION SERVICES	94,019,791

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
UTILITIES — 3.1%

Electric Utilities — 1.1%
65,200	American Electric Power Co. Inc.	$2,924,872
123,200	Entergy Corp.	12,159,840
77,900	Wisconsin Energy Corp.	3,735,305

	Total Electric Utilities	18,820,017

Gas Utilities — 0.5%
211,800	Keyspan Corp.	8,692,272

Independent Power Producers & Energy Traders — 0.8%
205,800	TXU Corp.	13,613,670

Multi-Utilities — 0.7%
210,000	Sempra Energy	12,610,500

	TOTAL UTILITIES	53,736,459

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,353,413,632)	1,658,178,551

Face Amount
SHORT-TERM INVESTMENTS — 6.0%
MUTUAL FUND — 1.7%
$21,861,721	BBH Securities Lending Trust (Cost — $28,733,798)	28,733,798

TIME DEPOSITS — 4.3%
35,489,325	BBH — Grand Cayman 4.79%, 03/01/07	35,489,325
39,395,784	BB&T — Grand Cayman 4.79%, 03/01/07	39,395,784

	(Cost — $74,885,109)	74,885,109

	TOTAL SHORT-TERM INVESTMENTS (Cost — $103,618,907)	103,618,907

	TOTAL INVESTMENTS — 102.5% (Cost — $1,457,032,539#)	1,761,797,458
	Liabilities in Excess of Other Assets — (2.5%)	(43,004,020)

	TOTAL NET ASSETS — 100.0%	$1,718,793,438

*	Non-income producing securities.
#	Aggregate cost for federal income tax purposes is substantially the same.
(a)	All or a portion of this security is on loan.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 12.2%

Food & Staples Retailing — 1.2%
550,000	Walgreen Co.	$24,590,500

Hotels, Restaurants & Leisure — 4.5%
930,450	Hilton Hotels Corp.	32,844,885
500,000	International Game Technology	20,625,000
445,600	Marriott International Inc., Class A Shares	21,348,696
308,400	MGM MIRAGE Inc.*	21,902,568

	Total Hotels, Restaurants & Leisure	96,721,149

Household Durables — 0.4%
310,800	Newell Rubbermaid Inc.	9,516,696

Household Products — 1.6%
400,000	Procter & Gamble Co.	33,649,700

Media — 2.8%
659,400	Comcast Corp., Class A Shares*	32,002,110
471,000	Time Warner Inc.	9,584,850
458,600	Viacom Inc.*	17,903,744

	Total Media	59,490,704

Multiline Retail — 0.3%
72,300	JC Penney Co. Inc.	5,864,253

Specialty Retail — 1.4%
166,800	Lowe’s Cos. Inc.	5,431,008
925,000	Staples Inc.	24,068,500

	Total Specialty Retail	29,499,508

	TOTAL CONSUMER DISCRETIONARY	259,332,510

CONSUMER STAPLES — 5.1%

Food & Staples Retailing — 4.0%
150,600	Costco Wholesale Corp.	8,417,034
792,200	CVS Corp.	48,610,116
349,200	Kroger Co.	8,963,964
400,000	Wal-Mart Stores Inc.	19,320,000

	Total Food & Staples Retailing	85,311,114

Food Products — 1.1%
260,900	Nestle SA, ADR	24,248,411

	TOTAL CONSUMER STAPLES	109,559,525

ENERGY — 5.0%

Energy Equipment & Services — 0.9%
258,100	Transocean Inc.*	19,791,108

Oil, Gas & Consumable Fuels — 4.1%
372,900	Chesapeake Energy Corp.	11,369,721
288,500	National-Oilwell Varco Inc.*	20,091,140
245,800	Occidental Petroleum	11,351,044
220,650	Suncor Energy Inc.	15,694,834
375,400	Weatherford International Ltd.*	15,072,310

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.1% (continued)
460,372	Williams Cos. Inc.	$12,416,233

	Total Oil, Gas & Consumable Fuels	85,995,282

	TOTAL ENERGY	105,786,390

FINANCIALS — 8.9%

Capital Markets — 1.7%
80,500	Goldman Sachs Group Inc.	16,228,800
104,000	Lehman Brothers Holdings Inc.	7,623,200
674,450	Schwab Charles Corp.	12,463,836

	Total Capital Markets	36,315,836

Consumer Finance — 1.2%
283,396	American Express Co.	25,585,586

Diversified Financial Services — 5.1%
42,000	Chicago Mercantile Exchange	22,643,460
235,000	IntercontinentalExchange Inc.*	35,449,750
406,000	JPMorgan Chase & Co.	32,771,960
290,000	Moody’s Corp.	18,768,800

	Total Diversified Financial Services	109,633,970

Insurance — 0.9%
299,500	Allstate Corp.	17,987,970

	TOTAL FINANCIALS	189,523,362

HEALTH CARE — 23.7%

Biotechnology — 6.2%
132,700	Amgen Inc.*	8,527,302
494,070	Biogen Idec Inc.*	22,327,023
743,250	Celgene Corp.*	39,615,225
350,000	Genentech Inc.*	29,529,500
215,050	Gilead Sciences Inc.*	32,541,910

	Total Biotechnology	132,540,960

Health Care Equipment & Supplies — 2.7%
743,900	Thermo Fisher Scientific Inc.*	33,676,353
280,000	Zimmer Holdings Inc.*	23,612,400

	Total Health Care Equipment & Supplies	57,288,753

Health Care Providers & Services — 5.5%
207,900	Cardinal Health Inc.	14,571,711
164,000	Medco Health Solutions Inc.*	11,088,040
500,100	Omnicare Inc.	20,774,154
525,000	UnitedHealth Group Inc.	45,628,020
327,600	WellPoint Inc.*	26,008,164

	Total Health Care Providers & Services	118,070,089

Life Sciences Tools & Services — 1.0%
175,100	Alcon Inc.	21,820,962

	Total Life Sciences Tools & Services	21,820,962

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Growth Investments

Shares	Security	Value

Pharmaceuticals — 8.3%
184,100	Abbott Laboratories	$10,055,542
210,000	Allergan Inc.	42,282,235
2,392,550	Elan Corp. PLC, ADR*	30,959,597
365,000	Johnson & Johnson	23,013,250
305,350	Novartis AG, ADR	16,925,550
389,500	Shire PLC, ADR	25,111,065
577,200	Wyeth	28,236,624

	Total Pharmaceuticals	176,583,863

	TOTAL HEALTH CARE	506,304,627

INDUSTRIALS — 9.6%

Aerospace & Defense — 1.0%
63,200	Boeing Co.	5,515,464
214,000	General Dynamics Corp.	16,362,440

	Total Aerospace & Defense	21,877,904

Air Freight & Logistics — 2.8%
450,000	Expeditors International of Washington Inc.	20,182,500
350,000	United Parcel Service Inc., Class B Shares	40,920,770

	Total Air Freight & Logistics	61,103,270

Airlines — 0.4%
234,711	AMR Corp.*	8,001,298

Commercial Services & Supplies — 0.7%
310,000	Weight Watchers International Inc.	14,647,500

Electrical Equipment — 0.5%
117,400	Cooper Industries Ltd., Class A Shares	10,770,276

Industrial Conglomerates — 1.4%
517,340	General Electric Co.	18,065,513
122,300	Textron Inc.	11,287,067

	Total Industrial Conglomerates	29,352,580

Machinery — 0.7%
255,650	ITT Industries Inc.	15,139,593

Road & Rail — 2.1%
340,850	Canadian Pacific Railway Ltd.	18,204,798
329,700	Hertz Global Holdings Inc.*	7,009,422
408,700	Norfolk Southern Corp.	19,372,380

	Total Road & Rail	44,586,600

	TOTAL INDUSTRIALS	205,479,021

INFORMATION TECHNOLOGY — 25.6%

Communication Equipment — 3.6%
632,600	Cisco Systems Inc.*	16,409,644
825,000	QUALCOMM Inc.	60,210,544

	Total Communication Equipment	76,620,188

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Growth Investments

Shares	Security	Value

Computers & Peripherals — 5.3%
241,800	Apple Inc.*	$20,458,698
1,048,100	EMC Corp.*	14,620,995
238,700	Hewlett-Packard Corp.	9,400,006
105,000	Research in Motion Ltd.*	14,764,050
400,000	SanDisk Corp.*	14,568,000
950,000	Seagate Technology	39,771,650

	Total Computers & Peripherals	113,583,399

Internet Software & Services — 6.2%
835,000	eBay Inc.*	39,449,830
60,000	Google Inc., Class A Shares*	71,926,382
307,300	Yahoo! Inc.*	19,577,584

	Total Internet Software & Services	130,953,796

IT Services — 2.3%
152,600	Cognizant Technology Solutions Corp.*	13,764,520
550,000	Paychex Inc.	22,346,500
600,000	Western Union Co.	13,002,000

	Total IT Services	49,113,020

Semiconductors & Semiconductor Equipment — 3.0%
705,800	Infineon Technologies AG, ADR*	10,812,856
702,350	Intel Corp.	13,941,648
205,500	Lam Research Corp.*	9,177,630
745,500	Marvell Technology Group Ltd.*	15,297,660
461,900	Maxim Integrated Products Inc.	15,127,225

	Total Semiconductors & Semiconductor Equipment	64,357,019

Software — 5.2%
590,200	Adobe Systems Inc.*	23,165,350
531,900	Citrix Systems Inc.*	17,127,180
329,800	Fidelity National Information Services Inc.	15,154,310
750,000	Intuit Inc.*	22,132,500
872,560	Microsoft Corp.	24,580,015
463,900	Symantec Corp.*	7,932,690

	Total Software	110,092,045

	TOTAL INFORMATION TECHNOLOGY	544,719,467

MATERIALS — 3.5%

Chemicals — 2.2%
207,550	Ecolab Inc.	8,779,365
350,000	Praxair Inc.	38,556,250

	Total Chemicals	47,335,615

Metals & Mining — 1.3%
489,400	Goldcorp Inc.	13,120,814
116,900	Phelps Dodge Corp.	14,601,979

	Total Metals & Mining	27,722,793

	TOTAL MATERIALS	75,058,408

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Large Capitalization Growth Investments

Shares	Security	Value
TELECOMMUNICATION SERVICES — 3.7%

Communication Equipment — 1.2%
792,650	Corning Inc.*	$16,352,370
278,542	Telefonaktiebolaget LM Ericsson Telephone, ADR	9,960,662

	Total Communication Equipment	26,313,032

Diversified Telecommunication Services — 0.7%
415,300	Amdocs Ltd.*	14,373,533

Wireless Telecommuication Services — 1.8%
252,100	American Tower Corp., Class A Shares (a)*	9,766,354
390,533	NII Holdings Inc., Class B Shares*	27,665,358

	Total Wireless Telecommunication Services	37,431,712

	TOTAL TELECOMMUNICATION SERVICES	78,118,277

	TOTAL COMMON STOCKS (Cost — $1,831,307,065)	2,073,881,587

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,831,307,065)	2,073,881,587

Face Amount
SHORT-TERM INVESTMENTS — 2.3%
MUTUAL FUND — 0.5%
$ 9,760,000	BBH Securities Lending Trust (Cost — $9,760,000)	9,760,000

TIME DEPOSITS — 1.8%
17,865,187	BBH — Grand Cayman 4.79%, 03/01/07	17,865,187
15,220,295	BB&T — Grand Cayman 4.79%, 03/01/07	15,220,295
5,145,838	JPMorgan — Grand Cayman 4.79%, 03/01/07	5,145,839

	(Cost — $38,231,321)	38,231,321

U.S. GOVERNMENT AGENCY — 0.0%
550,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.181% due 3/1/07 (b) (Cost — $549,921)	549,921

	TOTAL SHORT-TERM INVESTMENTS (Cost — $48,541,242)	48,541,242

	TOTAL INVESTMENTS — 99.6% (Cost — $1,879,848,307#)	2,122,422,829
	Other Assets in Excess of Liabilities — 0.4%	9,184,421

	TOTAL NET ASSETS — 100.0%	$2,131,607,250

*	Non-income producing securities.
#	Aggregate cost for federal income tax purposes is substantially the same.
(a)	All or portion of this security is on loan.
(b)	Rate shown represents yield-to-maturity.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 98.1%
CONSUMER DISCRETIONARY — 14.5%

Auto Components — 2.3%
67,800	Arvinmeritor Inc. (a)	$1,238,028
679,958	Hayes Lemmerz Internationl Inc.*	3,365,792
140,988	Modine Manufacturing Co.	3,478,174

	Total Auto Components	8,081,994

Automobiles — 1.4%
324,800	Fleetwood Enterprises Inc.*	3,010,896
17,500	Thor Industries Inc.	2,075,264

	Total Automobiles	5,086,160

Commercial Services & Supplies — 0.3%
35,100	Kelly Services Inc., Class A Shares	1,080,027

Diversified Consumer Services — 0.4%
123,600	Service Corporation International	1,449,828

Hotels, Restaurants & Leisure — 1.3%
50,500	Applebee’s International Inc.	1,290,780
21,300	CEC Entertainment Inc.*	908,232
68,000	CKE Restaurants Inc.	1,313,760
42,500	Ruby Tuesday, Inc.	1,245,250

	Total Hotels, Restaurants & Leisure	4,758,022

Household Durables — 1.3%
32,900	American Greetings Corp., Class A Shares	770,518
28,500	Beazer Homes USA Inc.	1,124,610
24,000	Furniture Brands International Inc. (a)	384,960
11,400	KB Home	565,440
24,300	MDC Holdings Inc.	1,240,758
25,600	WCI Communities Inc. (a)*	532,992

	Total Household Durables	4,619,278

Internet & Catalog Retail — 0.2%
36,000	Insight Enterprises Inc.*	695,520

Leisure Equipment & Products — 1.5%
231,977	Arctic Cat Inc.	4,307,813
29,000	Brunswick Corp.	946,850

	Total Leisure Equipment & Products	5,254,663

Media — 0.5%
32,600	Belo Corp.	607,664
20,100	Meredith Corp.	1,175,247

	Total Media	1,782,911

Multiline Retail — 0.5%
38,300	Dollar Tree Stores Inc.*	1,306,413
36,600	Tuesday Morning Corp. (a)	576,084

	Total Multiline Retail	1,882,497

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Specialty Retail — 3.6%
36,300	Asbury Automotive Group Inc.	$969,573
50,900	Borders Group Inc.	1,088,242
51,000	Cato Corp., Class A Shares	2,329,183
324,597	Cost Plus, Inc. (a)*	3,486,172
26,600	PETsMART Inc.	806,246
37,200	Ross Stores Inc.	1,219,044
52,675	Stage Stores Inc.	1,155,163
45,900	Stein Mart Inc.	666,927
46,600	Zale Corp.*	1,200,416

	Total Specialty Retail	12,920,966

Textiles, Apparel & Luxury Goods — 1.2%
13,850	Brown Shoe Co. Inc.	710,505
13,600	Kellwood Co.	428,808
19,800	Kenneth Cole Productions Inc., Class A Shares	505,890
24,100	Men’s Wearhouse Inc.	1,067,148
23,200	Timberland Co., Class A Shares*	629,184
35,100	Wolverine World Wide Inc.	974,025

	Total Textiles, Apparel & Luxury Goods	4,315,560

	TOTAL CONSUMER DISCRETIONARY	51,927,426

CONSUMER STAPLES — 6.8%

Beverages — 1.5%
38,200	Constellation Brands Inc., Class A Shares*	896,172
315,000	Cott Corp. (a)*	4,422,600

	Total Beverages	5,318,772

Food & Staples Retailing — 1.4%
51,800	Ruddick Corp.	1,467,494
108,500	Smart & Final Inc.*	2,327,325
30,900	Weis Markets Inc.	1,344,150

	Total Food & Staples Retailing	5,138,969

Food Products — 3.0%
42,000	Corn Products International Inc.	1,342,740
94,900	Del Monte Foods Co.	1,091,350
28,000	J.M. Smucker Co.	1,388,800
29,300	Lancaster Colony Corp.	1,240,855
43,600	Pilgrim’s Pride Corp.	1,335,904
144,000	Tootsie Roll Industries, Inc.	4,351,680

	Total Food Products	10,751,329

Household Products — 0.4%
43,300	WD-40 Co.	1,381,270

Tobacco — 0.5%
32,700	Universal Corp.	1,722,309

	TOTAL CONSUMER STAPLES	24,312,649

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
ENERGY — 9.0%

Energy Equipment & Services — 2.4%
104,300	Grey Wolf Inc.*	$697,767
350,500	Input/Output Inc. (a)*	4,756,285
27,800	Tidewater Inc.	1,444,766
20,900	Todco, Class A Shares*	712,272
26,000	W-H Energy Services*	1,092,000

	Total Energy Equipment & Services	8,703,090

Oil, Gas & Consumable Fuels — 6.6%
41,000	Alpha Natural Resources Inc.*	591,630
18,100	Arch Coal Inc.	563,634
48,600	Berry Petreleum Co., Class A Shares	1,471,608
25,650	Cabot Oil & Gas Corp.	1,732,914
41,000	Frontline Ltd. (a)	1,468,210
35,600	General Maritime Corp. (a)	1,525,816
31,200	Holly Corp.	1,730,664
24,500	Lufkin Industries Inc.	1,319,080
18,400	Massey Energy Co.	446,384
28,200	Newfield Exploration Co.*	1,218,804
23,700	Penn Virginia Corp.	1,651,416
54,900	Range Resources Corp.	1,752,957
39,700	St. Mary Land & Exploration Co.	1,429,597
27,200	Teekay Shipping Corp.	1,348,848
46,800	W&T Offshore Inc.	1,404,936
53,800	Western Refining Inc.	1,555,358
36,500	Whiting Petroleum Corp.*	1,412,915
18,700	World Fuel Services Corp.	843,370

	Total Oil, Gas & Consumable Fuels	23,468,141

	TOTAL ENERGY	32,171,231

FINANCIALS — 17.3%

Capital Markets — 0.4%
45,200	Boston Private Financial Holdings Inc.	1,304,020

Commercial Banks — 5.5%
28,900	AMCORE Financial Inc.	945,319
53,100	BancorpSouth Inc.	1,322,190
31,600	Bank of Hawaii Corp.	1,634,352
74,900	Colonial BancGroup Inc.	1,934,667
20,500	First Midwest Bancorp Inc.	771,210
14,800	FirstMerit Corp.	317,460
46,600	Greater Bay Bancorp	1,248,880
15,100	Independent Bank Corp., (Massachusetts)	469,761
22,500	NBT Bancorp Inc.	504,675
62,799	Old National Bancorp (a)	1,145,454
354,100	Oriental Financial Group Inc.	4,536,021
36,399	Provident Bankshares Corp.	2,573,216
35,950	Sterling Financial Corp. of Spokane	1,182,395
51,900	Susquehanna Bancshares Inc.	1,259,094

	Total Commercial Banks	19,844,694

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Consumer Finance — 0.4%
99,100	Advance America Cash Advance Centers Inc.	$1,350,733

Insurance — 5.2%
123,700	American Equity Investment Life Holding Co.	1,640,262
36,150	Delphi Financial Group, Class A Shares	1,420,333
19,400	Harleysville Group Inc.	630,694
19,900	Infinity Property & Casualty Corp.	2,484,484
141,100	IPC Holdings Ltd.	4,100,366
19,800	LandAmerica Financial Group Inc.	1,377,486
41,200	Ohio Casualty Corp.	1,935,318
41,600	Platinum Underwriters Holdings Ltd.	1,329,120
21,600	Protective Life Corp.	959,256
23,200	StanCorp Financial Group Inc.	1,118,240
48,300	W.R. Berkley Corp.	1,574,580

	Total Insurance	18,570,139

Real Estate Investment Trusts (REITs) — 4.5%
62,600	Ashford Hospitality Trust Inc.	776,240
49,864	Brandywine Realty Trust	1,777,652
32,400	CBL & Associates Properties Inc.	1,527,012
28,900	Education Realty Trust Inc.	427,431
54,000	Equity One Inc.	1,448,280
31,100	First Industrial Realty Trust Inc.	1,444,595
35,100	Healthcare Realty Trust	1,359,774
62,700	Highland Hospitality Corp.	1,028,907
24,800	Highwoods Properties Inc.	1,095,664
113,600	HRPT Properties Trust	1,467,712
39,900	Nationwide Health Properties Inc.	1,319,892
46,800	New Plan Excel Realty Trust Inc.	1,562,652
23,300	Washington Real Estate Investment Trust (a)	931,534

	Total Real Estate Investment Trusts (REITs)	16,167,345

Thrifts & Mortgage Finance — 1.3%
44,300	BankUnited Financial Corp., Class A Shares	1,081,806
23,500	MAF Bancorp Inc.	1,039,875
20,700	Triad Guaranty Inc.*	941,022
59,250	Washington Federal Inc.	1,408,965

	Total Thrifts & Mortgage Finance	4,471,668

	TOTAL FINANCIALS	61,708,599

HEALTH CARE — 5.7%

Health Care Equipment & Supplies — 3.8%
29,500	Arrow International Inc.	1,511,661
42,200	Invacare Corp.	784,076
276,795	Merit Medical Systems Inc.*	3,894,506
41,800	STERIS Corp.	1,082,620
157,300	Viasys Healthcare Inc.*	4,865,289
31,800	West Pharmaceutical Services Inc.	1,439,268

	Total Health Care Equipment & Supplies	13,577,420

Health Care Providers & Services — 1.9%
23,400	Community Health Systems Inc.*	871,650

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Health Care Providers & Services — 1.9% (continued)
11,700	Landauer Inc.	$595,179
35,000	Owens & Minor Inc.	2,627,709
29,800	Pediatrix Medical Group Inc.*	1,612,180
16,200	Universal Health Services Inc., Class B Shares	937,332

	Total Health Care Providers & Services	6,644,050

	TOTAL HEALTH CARE	20,221,470

INDUSTRIALS — 18.1%

Aerospace & Defense — 0.9%
40,900	Curtiss-Wright Corp.	1,430,682
31,100	DRS Technologies Inc.	1,647,989

	Total Aerospace & Defense	3,078,671

Airlines — 0.6%
30,900	SkyWest Inc.	2,187,080

Building Products — 3.4%
31,700	Griffon Corp.*	744,633
97,100	Lennox International Inc.	4,787,640
49,200	Simpson Manufacturing Co. Inc. (a)	1,634,424
157,300	Trex Co. Inc. (a)*	3,841,266
20,400	Universal Forest Products Inc.	1,057,332

	Total Building Products	12,065,295

Commercial Services & Supplies — 2.7%
195,580	ACCO Brands Corp.*	4,259,732
25,400	Brink’s Co.	1,504,442
53,600	Casella Waste Systems Inc., Class A Shares*	633,016
59,300	Ennis Inc.	1,529,940
18,100	United Stationers Inc.*	995,500
15,300	YRC Worldwide Inc.*	665,244

	Total Commercial Services & Supplies	9,587,874

Construction & Engineering — 0.1%
18,600	Insituform Technologies Inc., Class A Shares*	471,324

Electrical Equipment — 2.1%
25,200	Acuity Brands Inc.	1,396,080
273,612	EnerSys*	4,692,446
29,400	Regal-Beloit Corp.	1,330,056

	Total Electrical Equipment	7,418,582

Industrial Conglomerates — 0.4%
18,300	Teleflex Inc.	1,224,636
16,200	Walter Industries Inc. (a)	403,866

	Total Industrial Conglomerates	1,628,502

Machinery — 6.2%
25,300	Actuant Corp., Class A Shares	1,320,660
38,200	Albany International Corp., Class A Shares	1,306,440
66,000	Barnes Group Inc.	1,473,780

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Machinery — 6.2% (continued)
157,700	Briggs & Stratton Corp. (a)	$5,906,480
26,200	Crane Co.	2,487,277
15,400	Harsco Corp.	2,762,760
22,700	Kennametal Inc.	1,389,240
21,600	Lincoln Electric Holdings Inc.	1,347,840
29,400	Mueller Industries Inc.	1,939,980
26,856	Mueller Water Products Inc., Class A Shares	398,543
26,900	Timken Co.	768,802
44,400	Wabtec Corp.	1,429,680

	Total Machinery	22,531,482

Marine — 0.7%
27,700	Alexander & Baldwin Inc.	1,368,934
35,200	Kirby Corp.*	1,286,208

	Total Marine	2,655,142

Road & Rail — 0.9%
36,800	Arkansas Best Corp.	1,452,496
13,800	Saia Inc.*	375,912
77,300	Werner Enterprises Inc.	1,490,344

	Total Road & Rail	3,318,752

	TOTAL INDUSTRIALS	64,942,704

INFORMATION TECHNOLOGY — 11.3%

Communication Equipment — 2.9%
79,500	Belden CDT Inc.	3,686,415
33,500	CommScope Inc.*	1,288,745
413,400	MasTec Inc.*	4,737,564
24,600	NETGEAR Inc.*	664,938

	Total Communication Equipment	10,377,662

Computers & Peripherals — 0.6%
77,900	Brocade Communications Systems Inc.*	701,879
81,000	Emulex Corp.*	1,449,900

	Total Computers & Peripherals	2,151,779

Electronic Equipment & Instruments — 1.6%
60,500	Bell Microproducts Inc.*	414,425
41,500	Checkpoint Systems Inc.*	811,740
15,300	Plexus Corp.*	250,920
39,300	Technitrol Inc.	2,220,990
21,300	Tektronix Inc.	609,393
91,100	Vishay Intertechnology Inc.*	1,298,175

	Total Electronic Equipment & Instruments	5,605,643

IT Services — 1.7%
52,600	Acxiom Corp.	1,123,536
156,017	Forrester Research Inc.*	4,185,936
54,600	Sykes Enterprises Inc.*	875,784

	Total IT Services	6,185,256

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 2.2%
155,000	Brooks Automation Inc.*	$2,407,150
252,193	Cohu Inc.	4,700,877
71,100	Entegris Inc.*	792,054

	Total Semiconductors & Semiconductor Equipment	7,900,081

Software — 1.9%
95,300	BEA Systems Inc.*	1,136,929
176,700	Compuware Corp.*	1,616,805
75,400	Parametric Technology Corp.*	1,437,878
38,000	QAD Inc.	318,060
50,000	Sybase Inc.*	1,249,500
48,500	Synopsys Inc.*	1,240,630

	Total Software	6,999,802

Wireless Telecommuication Services — 0.4%
70,600	USA Mobility Inc.	1,368,228

	TOTAL INFORMATION TECHNOLOGY	40,588,451

MATERIALS — 9.9%

Chemicals — 4.5%
16,600	Albemarle Corp.	1,358,710
15,000	FMC Corp.	1,103,550
29,500	Lubrizol Corp.	1,534,000
150,450	Lyondell Chemical Co.	4,793,337
55,600	Methanex Corp.	1,406,124
57,900	RPM International Inc.	1,354,860
59,800	Sensient Technologies Corp.	1,464,502
33,300	Spartech Corp.	881,784
33,400	Valspar Corp.	905,474
44,000	Westlake Chemical Corp.	1,308,120

	Total Chemicals	16,110,461

Construction Materials — 1.5%
26,800	Martin Marietta Materials Inc.	3,358,576
27,100	Quanex Corp.	1,059,339
11,400	Texas Industries Inc.	902,994

	Total Construction Materials	5,320,909

Containers & Packaging — 0.8%
57,900	Crown Holdings Inc.*	1,322,436
305,600	Intertape Polymer Group Inc.*	1,445,488

	Total Containers & Packaging	2,767,924

Metals & Mining — 2.4%
41,100	Agnico-Eagle Mines Ltd.	1,616,463
30,800	Cleveland Cliffs Inc. (a)	1,737,120
60,700	Commercial Metals Co.	1,671,678
27,100	Gibraltar Industries Inc.	630,075
166,200	IAMGOLD Corp.	1,389,432
13,900	IPSCO Inc.	1,515,934

	Total Metals & Mining	8,560,702

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Paper & Forest Products — 0.7%
39,600	Bowater, Inc. (a)	$957,528
35,430	Potlatch Corp,	1,601,436

	Total Paper & Forest Products	2,558,964

	TOTAL MATERIALS	35,318,960

TELECOMMUNICATION SERVICES — 0.5%

Diversified Telecommunication Services — 0.5%
31,600	FairPoint Communications Inc.	603,560
104,000	Premiere Global Services Inc.*	1,083,680

	Total Diversified Telecommunication Services	1,687,240

	TOTAL TELECOMMUNICATION SERVICES	1,687,240

UTILITIES — 5.0%

Electric Utilities — 1.2%
52,800	Cleco Corp.	1,383,360
67,400	Duquesne Light Holdings Inc.	1,355,414
43,100	El Paso Electric Co.*	1,014,574
21,700	Otter Tail Corp.	710,024

	Total Electric Utilities	4,463,372

Gas Utilities — 2.9%
48,400	Atmos Energy Corp.	1,525,568
35,800	Energen Corp.	1,735,584
34,100	National Fuel Gas Co.	1,424,016
30,600	Southwest Gas Corp.	2,602,112
59,500	UGI Corp.	1,553,545
43,700	WGL Holdings Inc.	1,377,424

	Total Gas Utilities	10,218,249

Independent Power Producers & Energy Traders — 0.2%
17,200	Black Hills Corp.	620,060

Multi-Utilities — 0.7%
38,600	PNM Resources Inc.	1,179,616
49,900	Vectren Corp.	1,397,699

	Total Multi-Utilities	2,577,315

	TOTAL UTILITIES	17,878,996

	TOTAL COMMON STOCKS (Cost — $270,839,444)	350,757,726

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $270,839,444)	350,757,726

Face Amount
SHORT-TERM INVESTMENTS — 12.1%
COMMERCIAL PAPER — 2.3%
$8,155,000	San Paolo U.S. Financial Company, 5.310% due 03/01/07 (b) (Cost — $8,153,797)	8,153,797

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Value Equity Investments

Face Amount	Security	Value
MUTUAL FUND — 8.6%
$30,748,203	BBH Securities Lending Trust (Cost — $30,748,203)	$30,748,203

TIME DEPOSITS — 1.2%
258,187	BBH — Grand Cayman 4.79%, 03/01/07	258,187
1,480,271	BB&T — Grand Cayman 4.79%, 03/01/07	1,480,271
2,424,252	JPMorgan — Grand Cayman 4.79%, 03/01/07	2,424,252

	(Cost — $4,162,710)	4,162,710

	TOTAL SHORT-TERM INVESTMENTS (Cost — $43,064,710)	43,064,710

	TOTAL INVESTMENTS — 110.2% (Cost — $313,904,154#)	393,822,436
	Liabilities in Excess of Other Assets — (10.2)%	(36,293,852)

	TOTAL NET ASSETS — 100.0%	$357,528,584

*	Non-income producing securities.
#	Aggregate cost for federal income tax purposes is substantially the same.
(a)	All or a portion of this security is on loan.
(b)	Rate shown represents yeild-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.9%
CONSUMER DISCRETIONARY — 9.1%

Commercial Services & Supplies — 0.8%
39,300	Kenexa Corp.	$1,324,017
103,100	Labor Ready Inc.*	1,893,947

	Total Commercial Services & Supplies	3,217,964

Distributors — 0.5%
67,100	MWI Veterinary Supply Inc.*	2,082,113

Diversified Consumer Services — 2.1%
133,912	Corinthian Colleges Inc. (a)	1,868,072
84,000	Laureate Education Inc.*	5,013,120
28,400	New Oriental Education & Technology Group Inc.	1,196,208

	Total Diversified Consumer Services	8,077,400

Hotels, Restaurants & Leisure — 2.4%
62,850	PF Chang’s China Bistro Inc. (a)*	2,745,917
77,399	RARE Hospitality International Inc.*	2,388,533
37,500	Red Robin Gourmet Burgers Inc.*	1,480,500
178,041	Texas Roadhouse Inc., Class A Shares*	2,608,301

	Total Hotels, Restaurants & Leisure	9,223,251

Household Durables — 0.6%
27,100	K Hovnanian Enterprises Inc. (a)	842,810
62,100	Tempur-Pedic International Inc. (a)*	1,545,669

	Total Household Durables	2,388,479

Specialty Retail — 0.6%
119,659	Bebe Stores Inc.	2,199,332

Textiles, Apparel & Luxury Goods — 2.1%
62,900	Aeropostale Inc.	2,304,656
52,500	Christopher & Banks Corp.*	974,925
42,600	Oxford Industries Inc.	2,104,014
186,600	Quiksilver Inc.	2,601,204

	Total Textiles, Apparel & Luxury Goods	7,984,799

	TOTAL CONSUMER DISCRETIONARY	35,173,338

ENERGY — 9.3%

Energy Equipment & Services — 0.3%
54,200	JA Solar Holdings Co., Ltd., ADR	1,043,350

Oil, Gas & Consumable Fuels — 9.0%
79,400	Foundation Coal Holdings Inc.	2,613,848
214,900	Hanover Compressor Co.*	4,717,055
86,100	Infrasource Services Inc.	2,111,172
207,200	Key Energy Services Inc.*	3,418,800
97,300	Oil States International Inc.*	2,855,755
138,000	Patterson UTI Energy Inc.	3,076,020
144,800	Pioneer Drilling Co.*	1,746,288
98,600	Precision Drilling Trust (a)	2,307,240
70,699	Quicksilver Resources Inc.*	2,726,860

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 9.0% (continued)
81,100	Superior Energy Services Inc.*	$7,319,220
41,796	Weatherford International Ltd.*	1,678,109

	Total Oil, Gas & Consumable Fuels	34,570,367

	TOTAL ENERGY	35,613,717

FINANCIALS — 3.8%

Capital Markets — 1.2%
76,500	Investors Financial Services Corp.	4,478,310

Commercial Banks — 2.1%
67,381	East-West Bancorp	2,511,290
93,900	Signature Bank*	2,884,608
146,900	UCBH Holdings Inc.	2,799,914

	Total Commercial Banks	8,195,812

Real Estate Investment Trusts (REITs) — 0.5%
106,000	DiamondrRock Hospitality Co.	1,917,540

	TOTAL FINANCIALS	14,591,662

HEALTH CARE — 29.3%

Biotechnology — 7.9%
127,900	Alexion Pharmaceuticals Inc.*	4,716,952
33,889	Cephalon Inc.*	2,408,830
84,800	Cubist Pharmaceuticals Inc.*	1,698,544
104,100	CV Therapeutics Inc.*	1,329,357
273,500	Human Genome Sciences Inc.*	3,008,500
107,900	Illumina Inc. (a)*	3,624,361
98,800	InterMune Inc. (a)*	2,995,616
119,200	Keryx Biopharmaceuticals Inc.*	1,358,880
74,000	Momenta Pharmaceuticals Inc.*	907,240
120,400	Nektar Therapeutics (a)*	1,427,944
112,650	OSI Pharmaceuticals Inc.*	3,897,690
42,700	Vanda Pharmaceuticals Inc.	1,027,362
66,100	Vertex Pharmaceuticals Inc.*	2,028,609

	Total Biotechnology	30,429,885

Health Care Equipment & Supplies — 10.7%
161,600	American Medical Systems Holdings Inc.*	3,286,944
75,800	AngioDynamics Inc.	1,819,200
101,000	Cutera Inc.*	3,529,950
49,800	Dionex Corp.*	3,068,676
42,800	Greatbatch Inc.*	1,111,088
130,988	Immucor Inc.*	3,895,583
23,500	Inverness Medical Innovations Inc.	991,700
40,200	Kyphon Inc.	1,813,422
72,400	Palomar Medical Technologies Inc. (a)*	2,959,712
147,300	PerkinElmer Inc.	3,491,010
84,678	PolyMedica Corp. (a)	7,591,849
217,300	Spectranetics Corp.*	2,283,823
77,700	Varian Inc.*	4,229,211
55,300	Volcano Corp.	1,051,253

	Total Health Care Equipment & Supplies	41,123,421

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value

Health Care Providers & Services — 2.5%
79,400	Gentiva Health Services Inc.*	$1,567,356
93,300	Manor Care Inc.*	4,999,014
113,300	Odyssey Healthcare Inc.*	1,538,614
101,300	Sun Healthcare Group Inc.	1,332,095

	Total Health Care Providers & Services	9,437,079

Life Sciences Tools & Services — 0.8%
55,200	ev3 Inc. (a)	1,084,128
53,300	inVentiv Health Inc.	1,943,851

	Total Life Sciences Tools & Services	3,027,979

Pharmaceuticals — 7.4%
242,200	Adolor Corp.	1,617,896
153,000	Array Biopharma Inc.	1,794,690
119,600	Medicines Co.*	5,221,392
102,000	Medicis Pharmaceutical Corp., Class A Shares	7,232,004
249,200	MGI Pharma Inc.*	8,006,306
170,300	Nastech Pharmaceutical Co. Inc. (a)*	1,968,668
116,600	Santarus Inc. (a)*	770,726
84,250	Sciele Pharma Inc.*	1,937,750

	Total Pharmaceuticals	28,549,432

	TOTAL HEALTH CARE	112,567,796

INDUSTRIALS — 16.9%

Aerospace & Defense — 1.6%
141,700	AAR Corp.*	4,124,887
55,600	Teledyne Technologies Inc.*	2,115,580

	Total Aerospace & Defense	6,240,467

Air Freight & Logistics — 0.3%
36,300	Pacer International Inc.	981,189

Airlines — 1.3%
36,760	Allegiant Travel Co.	1,255,722
70,700	U.S. Airways Group Inc.*	3,696,903

	Total Airlines	4,952,625

Commercial Services & Supplies — 6.1%
50,400	Corporate Executive Board Co.	3,921,624
62,600	Global Cash Access Inc.*	962,788
38,400	Huron Consulting Group Inc. *	2,434,560
118,200	Knoll Inc.	2,736,330
112,751	Net 1 UEPS Technologies Inc. (a)	3,017,217
365,600	Stewart Enterprises Inc., Class A Shares	2,891,896
118,800	Valassis Communications Inc.	1,976,832
111,000	Valueclick Inc.	2,941,500
60,550	Waste Connections Inc.*	2,677,521

	Total Commercial Services & Supplies	23,560,268

Construction & Engineering — 0.5%
54,300	Perini Corp.*	1,970,547

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value

Electrical Equipment — 1.0%
89,300	Energy Conversion Devices Inc. (a)*	$2,687,930
179,100	Power-One Inc.*	1,103,256

	Total Electrical Equipment	3,791,186

Industrial Conglomerates — 1.1%
227,100	Hexcel Corp.*	4,101,426

Machinery — 3.7%
59,089	A.S.V. Inc. (a)*	921,788
69,747	Actuant Corp., Class A Shares	3,640,793
70,700	Gehl Co.*	1,792,952
35,007	Greenbrier Cos. Inc. (a)	998,050
121,325	RBC Bearings Inc.*	3,958,835
90,500	Wabtec Corp.	2,914,100

	Total Machinery	14,226,518

Road & Rail — 0.5%
76,700	J.B. HuntTransport Services Inc.	2,037,152

Trading Companies & Distributors — 0.8%
142,000	Interline Brands Inc.*	3,004,720

	TOTAL INDUSTRIALS	64,866,098

INFORMATION TECHNOLOGY — 28.4%

Communication Equipment — 1.9%
86,300	Dycom Industries Inc.*	2,157,500
205,700	Foundry Networks Inc.*	3,003,220
67,400	NICE Systems Ltd., ADR*	2,307,102

	Total Communication Equipment	7,467,822

Computers & Peripherals — 1.9%
110,200	Brocade Communications Systems Inc.*	992,902
27,500	Komag Inc.	934,725
136,300	Palm Inc. (a)*	2,255,765
143,800	Smart Modular Technologies (WWH) Inc.*	1,560,230
68,600	Synaptics Inc.	1,683,444

	Total Computers & Peripherals	7,427,066

Electronic Equipment & Instruments — 0.4%
35,200	NovAtel Inc.*	1,528,032

Internet & Catalog Retail — 1.4%
39,000	Digital River Inc.	2,160,210
74,500	Nutri/System Inc.* (a)	3,363,675

	Total Internet & Catalog Retail	5,523,885

Internet Software & Services — 3.1%
133,200	aQuantive Inc.*	3,375,288
160,700	GigaMedia Ltd	1,954,112
82,700	Openwave Systems Inc. (a)*	674,832
72,491	Sohu.com Inc.*	1,671,643
128,400	SonicWALL Inc.	1,119,648

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value

Internet Software & Services — 3.1% (continued)
140,200	Sonus Networks Inc.	$1,078,138
87,300	Websense Inc.	1,986,948

	Total Internet Software & Services	11,860,609

IT Services — 2.3%
49,300	Checkfree Corp.*	1,869,456
94,000	Comsys IT Partners Inc.	1,870,600
224,800	MPS Group Inc.*	3,219,136
297,800	Sapient Corp. (a)*	1,858,272

	Total IT Services	8,817,464

Semiconductors & Semiconductor Equipment — 7.2%
191,100	Asyst Technologies Inc.*	1,349,166
75,900	ATMI Inc.*	2,522,916
37,100	FormFactor Inc.*	1,586,025
131,000	IXYS Corp.	1,355,850
96,200	Marvell Technology Group Ltd.*	1,974,024
60,700	Microsemi Corp.*	1,229,782
64,600	Netlogic Microsystems Inc. (a)*	1,611,124
435,800	PMC-Sierra Inc. (a)*	2,941,650
76,245	Power Integrations Inc.*	1,970,933
91,000	Qimonda AG, ADR*	1,323,140
31,495	Spansion Inc., Class A Shares*	382,979
33,200	Standard Microsystems Corp.	948,524
85,800	Tessera Technologies Inc.*	5,711,346
53,500	Varian Semiconductor Equipment Associates Inc.*	2,556,765

	Total Semiconductors & Semiconductor Equipment	27,464,224

Software — 10.2%
25,100	Ansys Inc.	1,280,602
241,300	Concur Technologies Inc.*	3,901,821
73,600	Double-Take Software	1,039,232
138,400	InnerWorkings Inc. (a)	1,875,320
43,800	MICROS Systems Inc.*	2,442,288
423,400	Nuance Communications Inc. (a)*	7,333,845
80,300	Parametric Technology Corp.*	1,531,321
228,900	Quest Software Inc.*	3,735,648
609,400	Skillsoft PLC, ADR	4,302,364
132,800	Synchronoss Technolgies Inc.	2,391,728
97,400	THQ Inc.	3,137,254
60,700	Transaction Systems Architects Inc., Class A Shares*	2,142,710
36,000	Ultimate Software Group Inc.	959,040
44,757	Verint Systems Inc.*	1,404,475
58,500	Witness Systems Inc.*	1,557,855

	Total Software	39,035,503

	TOTAL INFORMATION TECHNOLOGY	109,124,605

TELECOMMUNICATION SERVICES — 1.1%

Diversified Telecommunication Services — 1.1%
176,800	FiberTower Corp.	942,344
85,200	Harris Stratex Networks Inc.	1,738,080

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Small Capitalization Growth Investments

Shares	Security	Value

Diversified Telecommunication Services — 1.1% (continued)
43,200	Switch & Data Facilities Co. Inc.	$841,536
146,000	Vonage Holdings Corp.*	759,200

	Total Diversified Telecommunication Services	4,281,160

	TOTAL TELECOMMUNICATION SERVICES	4,281,160

	TOTAL COMMON STOCKS (Cost — $280,907,267)	376,218,376

RIGHTS — 0.0%

Biotechnology — 0.0%
880	OSI Pharmaceuticals Inc. (Cost - $123)*	56

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $280,907,390#)	376,218,432

SHORT-TERM INVESTMENTS — 18.4%
MUTUAL FUND — 16.9%
64,802,238	BBH Securities Lending Trust (Cost — $64,802,238)	64,802,238

TIME DEPOSITS — 1.5%
2,043,927	BBH — Grand Cayman 4.79%, 03/01/07	2,043,927
1,157,502	BB&T — Grand Cayman 4.79%, 03/01/07	1,157,502
2,824,825	JPMorgan — Grand Cayman 4.79%, 03/01/07	2,824,825

	(Cost – $6,026,254)	6,026,254

	TOTAL SHORT-TERM INVESTMENTS (Cost — $70,828,492)	70,828,492

	TOTAL INVESTMENTS — 116.3% (Cost — $351,735,882#)	447,046,924
	Liabilities in Excess of Other Assets — (16.3%)	(62,773,787)

	TOTAL NET ASSETS — 100.0%	$384,273,137

*	Non-income producing securities.
(a)	All or a portion of this security is on loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 96.6%

Australia — 0.5%
1,611,330	Telstra Corp., Ltd.	$3,598,802
1,318,000	Telstra Corp., Ltd., ADR	4,431,105

	Total Australia	8,029,907

Belgium — 0.4%
65,000	Mobistar SA	5,494,873

Brazil — 1.4%
162,285	Banco Itau Holding Financeira SA, ADR	5,530,158
164,210	Gol-Linhas Aereas Inteligentes SA, ADR (a)	4,668,490
119,890	Petroleo Brasileiro SA, ADR	10,838,056

	Total Brazil	21,036,704

Canada — 4.8%
181,500	Agrium Inc.	6,978,675
51,800	Alcan Inc., Toronto Shares	2,692,484
94,000	Barrick Gold Corp.	2,811,540
729,900	Bombardier Inc.*	2,844,495
205,110	Canadian National Railway Co.	8,965,358
138,090	Gildan Activewear Inc.*	7,147,538
119,040	Manulife Financial Corp. (a)	3,994,982
213,040	Nortel Networks Corp.*	6,386,939
56,090	Research in Motion Ltd.*	7,886,815
110,260	Ritchie Brothers Auctioneers Inc.*	6,330,027
141,730	Suncor Energy Inc.	10,081,255
362,700	Talisman Energy Inc.	6,252,166

	Total Canada	72,372,274

Cayman Islands — 0.2%
137,778	Silicon Motion Technology Corp., ADR*	2,874,049

China — 0.5%
664,000	Aluminum Corporation of China Ltd.	634,967
85,600	Focus Media Holding, Ltd.*	6,856,560

	Total China	7,491,527

Denmark — 0.4%
232,600	H. Lundbeck A/S	6,235,150

Finland — 1.5%
769,800	Nokia Oyj	16,793,530
219,300	UPM Oyj*	5,715,422

	Total Finland	22,508,952

France — 11.0%
46,318	Air France-KLM	2,009,866
254,800	Alcatel SA*	3,252,896
120,000	Alcatel SA, ADR*	1,539,600
420,588	AXA	17,894,367
366,130	AXA, ADR (a)	15,630,090
66,280	BNP Paribas	6,921,864

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value

France — 11.0% (continued)
65,900	Casino Guichard Perrachon SA	$5,675,575
86,900	Cie de Saint-Gobain	8,093,490
47,400	Compagnie General des Etablissements Michelin, Class B Shares	4,930,090
438,900	France Telecom SA	11,920,596
143,200	Generale de Sante	5,891,784
45,600	Lafarge SA	6,819,913
153,400	Sanofi-Aventis	13,040,958
35,400	Societe BIC SA	2,419,363
51,700	Societe Generale	8,709,612
88,700	Technip SA	5,962,333
247,652	Total SA	16,715,744
173,000	Valeo	8,516,266
189,770	Veolia Environment, ADR	13,378,785
149,200	Vivendi Universal SA	5,891,917

	Total France	165,215,109

Germany — 11.5%
59,100	Allianz AG	12,727,173
90,007	BASF AG	9,150,895
323,000	Bayerishe Motoren Werke AG	18,763,307
76,300	Continental AG	9,519,754
11,900	Deutsche Boerse AG	2,382,876
140,400	Deutsche Telekom AG	2,518,664
70,800	E.ON AG	9,285,934
314,940	E.ON AG, ADR (a)	13,734,533
190,000	Hannover Rueckversicherung AG*	8,083,754
62,200	Henkel KGaA	8,786,658
367,800	Infineon Technologies AG*	5,644,340
56,800	Linde AG	5,786,805
77,100	Metro AG	5,332,531
275,200	MLP AG (a)	6,618,899
60,600	MTU Aero Engines Holding AG	3,174,762
141,938	Rhoen-Klinikum AG	7,614,352
311,730	SAP AG, ADR*	14,330,228
164,100	Siemens AG	17,313,413
107,310	Siemens AG, ADR	11,336,228

	Total Germany	172,105,106

Greece — 1.0%
701,380	National Bank of Greece SA, ADR (a)	7,336,435
315,000	Public Power Corp.	8,142,889

	Total Greece	15,479,324

Hong Kong — 1.0%
1,045,000	Cheung Kong Holdings, Ltd.	12,809,078
1,628,000	Techtronic Industries Co., Ltd.	2,229,980

	Total Hong Kong	15,039,058

India — 0.5%
151,150	Infosys Technologies Ltd., ADR	8,201,399

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value

Ireland — 4.2%
344,500	Allied Irish Banks PLC	$10,122,347
209,820	Allied Irish Banks PLC, ADR (a)	12,496,879
359,600	Bank of Ireland	8,197,318
212,500	CRH PLC	8,861,119
106,600	Irish Life & Permanent PLC	3,020,787
451,740	Ryanair Holdings PLC, ADR (a)*	20,260,539

	Total Ireland	62,958,989

Israel — 0.5%
225,000	Teva Pharmaceutical Industries Ltd., ADR	8,001,000

Italy — 1.3%
205,295	Eni SpA	6,287,425
511,400	Mediaset SpA	5,940,167
666,900	Telecom Italia	2,018,205
543,129	UniCredito Italiano SpA	5,029,728

	Total Italy	19,275,525

Japan — 15.8%
109,900	Asatsu-DK Inc.	3,427,264
249,210	Canon Inc., ADR	13,474,785
400	Central Japan Railway Co.	4,800,338
122,000	Daito Trust Construction Co., Ltd.	5,918,276
180,000	FamilyMart Co., Ltd.	4,944,010
25,500	Funai Electric Co., Ltd.	2,463,258
155,300	Konami Corp.	4,134,333
460,000	Kuraray Co., Ltd.	5,030,551
371,890	Matsushita Electric Industrial Co., Ltd. ADR	7,456,395
195,500	Millea Holdings Inc.	7,319,375
309,000	Mitsubishi Corp.	7,207,606
375	Mitsubishi UFJ Financial Group Inc.	4,627,086
298,900	Mitsubishi UFJ Financial Group Inc., ADR	3,652,558
396,000	Mitsubishi UFJ Securities Co.	4,735,601
1,395,000	Mizuho Investors Securities Co., Ltd.	3,466,131
1,203,000	Nipponkoa Insurance Co., Ltd.	10,319,417
441,000	Nissan Motor Co., Ltd.	5,113,476
106,800	NSD Co., Ltd.	3,529,161
23,200	Obic Co., Ltd.	4,707,644
379,000	Okuma Corp.	4,368,950
343,000	Onward Kashiyama Co., Ltd.	4,791,709
30,300	ORIX Corp.	8,348,025
108,760	ORIX Corp., ADR	14,910,996
428,000	Ricoh Co., Ltd.	9,476,949
89,000	Secom Co., Ltd.	4,490,429
327,200	Sega Sammy Holdings Inc.	8,199,011
637,000	Sharp Corp.	11,816,734
230,900	Sony Corp.	12,040,169
1,201,000	Sumitomo Chemical Co., Ltd.	9,135,010
122,300	Takeda Pharmaceutical Co., Ltd.	8,413,454
162,600	TIS Inc.	3,359,873
833,000	Tokyu Corp.	6,723,135

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value

Japan — 15.8% (continued)
169,300	Toyota Motor Corp.	$11,475,056
100,410	Toyota Motor Corp., ADR	13,404,735

	Total Japan	237,281,500

Mexico — 1.9%
156,290	America Movil SA de CV, Series L Shares, ADR	6,845,502
164,640	Desarrolladora Homex SA de CV, ADR*	8,954,770
154,150	Grupo Aeroportuario del Pacifico SA de CV, ADR	6,398,767
149,010	Wal-Mart de Mexico SA de CV, Series V Shares, ADR	5,740,402

	Total Mexico	27,939,441

Netherlands — 6.9%
250,700	Aegon NV	4,958,370
253,600	Akzo Nobel NV	15,630,950
132,100	CSM NV	4,587,494
119,600	European Aero Defense	4,099,605
212,400	ING Groep NV	9,067,695
218,300	Koninklijke Philips Electronics NV	8,019,975
64,100	Koninklijke Philips Electronics NV, ADR	2,353,752
379,170	QIAGEN NV*	6,214,596
562,600	Reed Elsevier NV	9,943,737
312,200	Royal Dutch Shell PLC, Class A Shares	10,164,545
91,500	Royal Dutch Shell PLC, Class A Shares, ADR	5,948,415
170,915	TNT NV	7,350,901
253,500	Unilever NV, CVA	6,569,856
408,200	Vedior NV, CVA	8,905,065

	Total Netherlands	103,814,956

Norway — 0.7%
274,000	Norsk Hydro ASA	8,486,153
46,900	Yara International ASA	1,297,745

	Total Norway	9,783,898

Panama — 0.0%
5,200	Copa Holdings SA	291,200

Singapore — 0.7%
4,804,150	Singapore Telecommunicat /Sgd/	10,059,072

South Africa — 0.4%
268,418	Naspers Ltd. (a)	6,331,981

South Korea — 0.4%
66,400	KT Corp., ADR*	1,492,672
8,000	Samsung Electronics Co., Ltd.	4,816,821

	Total South Korea	6,309,493

Spain — 0.8%
606,000	Banco Santander Central Hispano SA	11,231,925

Sweden — 2.5%
248,900	Assa Abloy AB	5,386,830
489,400	Nordea Bank AB	7,493,476

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value

Sweden — 2.5% (continued)
429,050	Telefonaktiebolaget LM Ericsson Telephone, ADR	$15,342,828
2,787,000	Telefonaktiebolaget LM Ericsson, Class B Shares	9,933,522

	Total Sweden	38,156,656

Switzerland — 6.4%
775,890	ABB Ltd., ADR	12,988,399
408,500	Clariant AG*	6,400,353
102,100	Compagnie Financiere Richemont SA	5,636,627
123,000	Credit Suisse Group*	8,525,901
69,300	Lonza Group, Registered Shares	6,167,959
26,000	Nestle SA	9,682,950
124,900	Novartis AG, ADR	6,923,207
171,650	Roche Holding AG, ADR	15,278,704
224,590	UBS AG	13,259,794
36,700	Zurich Financial Services AG	10,506,788

	Total Switzerland	95,370,682

Taiwan — 1.2%
377,600	Advanced Semiconductor Engineering Inc., ADR (a)*	2,227,840
1,154,240	Himax Technologies Inc., ADR*	6,602,253
506,000	Novatek Microelectronics	2,503,126
470,764	Siliconware Precision Industries, ADR (a)	4,274,537
625,837	United Microelectronics Corp., ADR (a)	2,065,262

	Total Taiwan	17,673,018

Thailand — 0.4%
1,674,900	Bangkok Bank Public Co., NVDR	5,393,326

United Kingdom — 17.8%
332,470	Admiral Group PLC	6,742,267
216,800	Amdocs Ltd.*	7,503,448
117,741	Anglo American PLC	5,579,016
127,400	AstraZeneca PLC	7,156,083
523,700	Aviva PLC	8,401,732
595,200	Barclays PLC	8,638,286
229,940	BG Group PLC, ADR	15,647,417
1,013,700	BP PLC	10,377,982
863,133	Brit Insurance Holdings PLC	5,235,045
915,900	British Sky Broadcasting Group PLC	10,005,440
641,000	Cattles PLC	5,456,080
525,300	Centrica PLC	3,855,690
595,650	Diageo PLC	11,734,755
298,000	Emap PLC	4,222,669
786,425	GlaxoSmithKline PLC	22,055,977
226,000	HBOS PLC	4,791,451
530,895	HSBC Holdings PLC	9,290,518
1,139,928	International Power PLC	8,160,246
750,128	Kingfisher PLC	3,700,039
262,000	Northern Rock PLC	5,827,031
776,300	Prudential PLC	10,254,161
753,300	Rexam PLC	7,446,144
209,200	Rio Tinto PLC	11,225,630
606,100	Royal Bank of Scotland Group PLC	23,881,257

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 17.8% (continued)
1,658,166	Royal Sun Alliance Insurance Group PLC	$4,991,940
2,655,000	Signet Group PLC	6,105,347
1,519,710	Tesco PLC	12,875,895
22,471	TI Automotive Ltd. (b)*	0
152,100	Travis Perkins PLC	5,837,851
7,097,003	Vodafone Group PLC	19,695,381

	Total United Kingdom	266,694,778

	TOTAL COMMON STOCKS (Cost — $1,098,976,568)	1,448,650,872

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,098,976,568)	1,448,650,872

Face Amount
SHORT-TERM INVESTMENTS — 7.7%
MUTUAL FUND — 4.4%
$66,044,412	BBH Securities Lending Trust	66,044,412

TIME DEPOSITS — 3.3%
19,095,545	BBH — Grand Cayman 4.79%, 03/01/07	19,095,545
30,732,275	BB&T — Grand Cayman 4.79%, 03/01/07	30,732,275

		49,827,820

	TOTAL SHORT-TERM INVESTMENTS (Cost — $115,872,232)	115,872,232

	TOTAL INVESTMENTS — 104.3% (Cost — $1,214,848,800#)	1,564,523,104
	Liabilities in Excess of Other Assets — (4.3)%	(64,105,309)

	TOTAL NET ASSETS — 100.0%	$1,500,417,795

*	Non-income producing securities.
(a)	All or a portion of this security is on loan.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Equity Investments

Summary of Investments by Sector* (unaudited)
Financials	25.3%
Consumer Discretionary	13.3
Industrials	12.0
Information Technology	9.2
Health Care	6.8
Energy	6.8
Materials	6.6
Telecommunication Services	5.7
Utilities	3.6
Consumer Staples	3.3
Short-Term Investments	7.4

100.0%

* As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.0%

Argentina — 0.9%
21,843	Banco Macro Bansud SA, ADR	$1,332,304
17,800	BBVA Banco Frances SA, ADR	208,082
35,300	Pampa Holidng SA, GDR (a)	694,704
18,000	Telecom Argentina SA, ADR, Class B Shares*	1,248,243

	Total Argentina	3,483,333

Austria — 0.0%
1,061	Raiffeisen International Bank Holding AG	142,751

Bermuda — 0.6%
21,174	Credicorp Ltd.	2,086,759
25,112	Dufry South America Ltd.*	397,908

	Total Bermuda	2,484,667

Brazil — 10.7%
84,300	All America Latina Logistica SA	968,029
21,197	American Banknote SA	191,928
25,210	Banco Bradesco SA, ADR	927,476
45,722	Brascan Residential Properties SA*	334,209
123,670	Cia Vale do Rio Doce	4,228,867
29,070	Cia Vale do Rio Doce, ADR	991,868
158,177	Cia Vale do Rio Doce, Preferred Shares, ADR	4,674,130
32,400	CSU Cardsystem SA*	220,024
58,000	Cyrela Brazil Realty SA	1,674,384
29,227	Datasul SA	295,647
33,700	EDP - Energias do Brasil SA	530,809
35,496,600	Eletropaulo Metropolitana de Sao Paulo SA, Class B Shares	1,750,976
46,645	Equatorial Energia SA	413,327
19,500	Gafisa SA	283,971
36,146	Gerdau SA, ADR	619,904
29,677	GVT Holding SA*	304,957
53,080	Klabin Segall SA*	411,774
35,343	Localiza Rent A CAR SA	933,369
74,180	Lojas Renner SA (b)	1,045,621
31,581	LPS Brasil Consultoria de Imoveis SA*	327,501
29,699	Medial Saude SA*	300,982
2,497	MMX Mineracao e Metalicos SA*	800,736
7,703	Odontoprev SA*	149,846
99,935	PDG Realty SA Empreendimentos e Participacoes*	1,441,808
25,567	Petroleo Brasileiro SA, ADR	2,311,257
45,690	Petroleo Brasileiro SA, Preferred Shares, ADR	11,289,856
16,017	Porto Seguro SA	528,739
21,391	Profarma Distribuidora de Produtos Farmaceuticos SA*	342,377
38,800	Rodobens Negocios Imobillarios SA*	402,547
35,043	Santos-Brasil SA	426,366
68,715	Tecnisa SA*	367,798
18,855	Tele Norte Leste Participacoes SA (b)	484,602
16,325	Terna Participacoes SA	180,149
230,741,320	Tim Participacoes SA	741,027
48,900	Tractebel Energia SA	397,795
187,530	Unibanco - Uniao de Bancos Brasileiros SA	1,600,704
27,437	Vivax SA*	587,427

	Total Brazil	43,482,787

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Chile — 0.4%
211,700	Centros Comerciales Sudamericanos SA	$709,784
186,050	SACI Falabella	775,251

	Total Chile	1,485,035

China — 6.3%
166,000	Aluminum Corporation of China Ltd., Class H Shares	158,742
360,000	Angang Steel Co., Ltd.	560,401
400,000	Anhui Expressway Co., Ltd.	353,323
1,166,000	Bank of China Ltd.*	558,255
403,000	Bank of Communications Co., Ltd.*	406,015
2,350,000	China Construction Bank Corp.	3,153,423
37,500	China Huiyuan Juice Group Ltd.*	48,966
734,000	China Life Insurance Co., Ltd.	1,973,232
2,144,000	China Petroleum & Chemical Corp., Class H Shares	1,718,153
81,600	China Shenhua Energy Co., Ltd., Class H Shares	1,604,080
452,000	China Shipping Development Co., Ltd.	3,068,585
892,000	China Telecom Corp., Ltd.	413,367
63,200	Guangzhou R&F Properties Co., Class H Shares	117,482
264,800	Guangzhou R&F Properties Co., Ltd., Class H Shares	484,749
406,000	Harbin Power Equipment Co., Ltd.	513,506
3,035,000	Industrials & Commercial Bank of China*	1,674,552
439,000	Jiangxi Copper Co., Ltd., Class H Shares	500,170
2,307,500	PetroChina Co., Ltd., Class H shares	3,592,329
315,000	Ping An Insurance Group Co. of China Ltd.	1,427,502
31,606	Shanghai Jin Jiang International Hotels Group Co., Ltd.*	19,866
61,821	Shenzhen Chiwan Wharf Holdings Ltd., Class B Shares	126,308
760,000	Sinopec Shanghai Petrochemical Co., Ltd.	384,303
3,200	Suntech Power Holdings Co., Ltd., ADR*	116,000
188,000	Tencent Holdings Ltd.	638,977
1,069,100	Weiqiao Textile Co., Class H Shares	1,505,476
190,000	Xinao Gas Holdings Ltd.	185,341
388,000	Zijin Mining Group Co., Ltd., Class H Shares	259,774
23,200	ZTE Corp.	112,859

	Total China	25,675,736

Egypt — 0.2%
24,746	El Sewedy Cables Holding Co.*	186,844
6,702	Orascom Telecom Holding SAE	481,320
1,100	Orascom Telecom Holding SAE, GDR	77,660

	Total Egypt	745,824

Hong Kong — 5.4%
70,000	Beijing Enterprises Holdings, Ltd.	169,185
337,000	China Mengniu Dairy Co., Ltd.	923,223
290,700	China Merchants Holdings International Co., Ltd.	1,127,588
585,500	China Mobile Ltd.	7,476,967
91,219	China Mobile Ltd., ADR	4,235,298
109,000	China Netcom Group Corp. (Hong Kong) Ltd.	257,585
798,000	China Overseas Land & Investment Ltd.	806,014
356,000	China Resources Power Holdings Co.	501,309
70,000	Citic Pacific Ltd.	233,884
1,333,000	CNOOC Ltd.	2,315,900
454,000	Guangdong Investment, Ltd.	238,288

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Hong Kong — 5.4% (continued)
119,000	iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	$1,716,855
235,000	Nine Dragons Paper Holdings Ltd.	486,754
1,599,000	Pacific Basin Shipping Ltd.	1,211,806
66,400	Parkson Retail Group Ltd.	401,211

	Total Hong Kong	22,101,867

Hungary — 0.9%
61,544	Magyar Telekom Telecommunications PLC	301,087
9,732	MOL Hungarian Oil and Gas Nyrt	1,045,374
46,831	OTP Bank Nyrt	2,001,958
1,857	Richter Gedeon Nyrt	361,275

	Total Hungary	3,709,694

India — 3.2%
30,809	ICICI Bank Ltd., ADR	1,180,909
32,847	Infosys Technologies Ltd., ADR	4,048,718
13,907	Larsen & Toubro Ltd., ADR (a)	467,969
50,107	Ranbaxy Laboratories Ltd., GDR	382,351
23,739	Reliance Communications Ltd., GDR (a)*	1,175,525
7,500	Reliance Industries Ltd., GDR, London Shares (a)	463,500
11,666	Reliance Industries Ltd., GDR, Luxemburg Shares (a)	2,509,316
59,450	Satyam Computer Services Ltd., ADR	2,660,935

	Total India	12,889,223

Indonesia — 1.8%
573,000	PT Aneka Tambang Tbk	571,023
744,175	PT Astra International Tbk	1,145,010
1,316,500	PT Bank Central Asia Tbk	710,044
1,578,500	PT Bank Mandiri Persero Tbk	401,907
1,655,000	PT Bank Rakyat Indonesia	860,894
2,313,500	PT Berlian Laju Tanker Tbk	443,369
973,000	PT Berlian Laju Tanker Tbk*	181,447
609,500	PT Indosat Tbk	393,807
2,453,996	PT Telekomunikasi Indonesia Tbk	2,391,783
379,500	PT United Tractors Tbk	288,838

	Total Indonesia	7,388,122

Ireland — 0.1%
66,052	Dragon Oil PLC*	220,550

Israel — 1.0%
195,100	Bank Hapoalim BM	902,384
3,229	Elbit Systems Ltd.	110,595
25,272	Israel Chemicals Ltd.	155,253
455,180	Israel Discount Bank, Class A Shares*	1,034,736
18,121	Makhteshim-Agan Industries Ltd.	108,442
10,161	Ormat Industries, Ltd.	120,698
38,962	Teva Pharmaceutical Industries Ltd., ADR	1,790,873

	Total Israel	4,222,981

Kazakhstan — 0.1%
15,254	Kazkommertsbank (a)*	305,080

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Luxembourg — 0.9%
35,400	Tenaris SA, ADR	$2,865,371
20,956	Ternium SA, ADR*	563,716

	Total Luxembourg	3,429,087

Malaysia — 2.2%
1,492,300	AMMB Holdings Bhd	1,422,861
863,700	Bumiputra-Commerce Holdings Bhd	2,305,337
327,750	Kuala Lumpur Kepong Bhd	982,408
499,100	Tanjong PLC	2,051,681
608,600	Tenaga Nasional Bhd	2,084,842

	Total Malaysia	8,847,129

Mexico — 6.2%
217,000	America Movil SA de CV, Series L Shares	474,530
115,772	America Movil SA de CV, Series L Shares, Represents 20 Series L, ADR	7,814,446
81,902	Cemex SAB de CV, ADR*	4,057,280
139,700	Controladora Comercial Mexicana SAB de CV	354,321
116,800	Corporacion GEO SA de CV*	2,650,494
140,900	Empresas ICA SAB de CV	505,108
12,550	Grupo Aeroportuario del Pacifico SA de CV, ADR	520,951
115,400	Grupo FAMSA SA, Series A*	517,014
263,848	Grupo Financiero Banorte SA de CV, Series O Shares	1,856,289
232,041	Grupo Mexico SAB de CV, Series B Shares	1,006,523
111,800	Grupo Modelo SA de CV, Series C Shares	567,617
60,760	Grupo Televisa SA, ADR	1,658,140
51,048	Telefonos de Mexico SA de CV, Series L Shares, ADR	1,482,434
124,897	Wal-Mart de Mexico SA de CV	481,320
34,968	Wal-Mart de Mexico SA de CV, Series V Shares, ADR	1,347,093

	Total Mexico	25,293,560

Netherlands — 0.0%
42,822	Plaza Centers NV*	160,831

Pakistan — 0.5%
121,200	MCB Bank Ltd.	583,113
177,240	National Bank of Pakistan	782,883
155,800	Oil & Gas Development Co., Ltd.	305,076
59,500	Pakistan State Oil Co., Ltd.	347,132

	Total Pakistan	2,018,204

Philippines — 1.9%
61,999	Ayala Corp.	716,604
2,994,000	Ayala Land Inc.	942,384
1,823,000	Filinvest Land Inc.*	63,212
20,841,540	Megaworld Corp.	1,312,006
30,581	Philippine Long Distance Telephone Co., ADR (b)	3,881,339
120,600	SM Investments Corp.	877,430

	Total Philippines	7,792,975

Poland — 1.1%
1,278	Bank BPH	392,731
4,560	Bank Pekao SA	354,572
4,347	Bank Zachodni WBK SA	332,855

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Poland — 1.1% (continued)
105,700	Getin Holding SA*	$523,934
26,788	Globe Trade Centre SA*	426,121
2,055	Grupa Kety SA	128,668
11,896	KGHM Polska Miedz SA	361,334
631	Orbis SA	18,215
94,537	Polish Oil & Gas Co.	122,676
26,616	Polski Koncern Naftowy Orlen SA	394,528
40,385	Powszechna Kasa Oszczednosci Bank Polski SA	608,888
50,951	Telekomunikacja Polska SA	388,584
22,949	TVN SA*	202,160

	Total Poland	4,255,266

Russia — 11.2%
9,400	Chelyabinsk Zink Plant, GDR (a)	139,872
38,453	Comstar United Telesystems, GDR*	344,539
5,390	Kalina	254,408
58,204	LUKOIL, ADR	9,287,933
13,367	MMC Norilsk Nickel, ADR	3,876,919
10,767	Mobile Telesystems OJSC, ADR	552,347
202,647	OAO Gazprom, ADR	9,367,107
168,187	OAO Gazprom, Registered Shares, ADR	6,848,575
2,158,546	OGK-3 OJSC*	321,623
15,280	Polyus Gold Co., ADR*	771,640
23	Priargunsky Plant	10,695
104,380	Rosneft Oil Co., GDR*	879,923
478	Sberbank RF	3,930,000
6,800	Sistema JSFC, GDR*	1,512,008
13,157	Sistema-Hals, GDR (a)*	164,463
12,922	Surgutneftegaz, ADR (c)	2,661,257
1,182,897	Unified Energy System	1,389,904
8,718	Unified Energy System, GDR	1,033,083
15,244	Vimpel-Communications, ADR*	1,226,532
3,990	Wimm-Bill-Dann Foods OJSC	211,470
8,965	Wimm-Bill-Dann Foods OJSC, ADR	591,690

	Total Russia	45,375,988

Singapore — 0.4%
941,600	Cosco Corp., Singapore Ltd.	1,669,656

South Africa — 6.5%
99,959	African Bank Investments, Ltd.	380,649
9,009	Anglo Platinum Ltd.	1,280,288
90,886	Aveng Ltd.	495,322
31,724	Bidvest Group Ltd.	617,164
30,862	Exxaro Resources Ltd.	260,767
332,085	FirstRand Ltd.	1,097,359
44,978	Foschini Ltd.	404,118
48,942	Gold Fields Ltd.	843,814
1,379	Harmony Gold Mining Co., Ltd.	18,416
60,597	Impala Platinum Holdings Ltd.	4,565,124
36,035	Investec Ltd.	425,093
35,310	JD Group Ltd.	442,362
29,423	Kumba Iron Ore Ltd.	517,596

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 6.5% (continued)
128,547	Metropolitan Holdings Ltd.	$269,587
52,371	Mittal Steel South Africa Ltd.	793,752
123,177	MTN Group Ltd.	1,495,568
100,532	Murray & Roberts Holdings Ltd.	743,469
38,164	Naspers Ltd.	903,050
26,393	Nedbank Group Ltd.	490,695
163,076	Network Healthcare Holdings Ltd.	317,251
19,581	Remgro Ltd.	464,548
34,929	Reunert Ltd.	368,673
197,689	Sanlam Ltd.	516,875
46,797	Sasol Ltd.	4,064,336
10,990	Sasol Ltd., ADR	353,878
101,137	Standard Bank Group Ltd.	2,799,726
123,840	Steinhoff International Holdings Ltd.	445,105
33,940	Telkom South Africa Ltd.	763,296
93,660	Truworths International Ltd.	439,366

	Total South Africa	26,577,247

South Korea — 15.9%
16,390	Daegu Bank	279,345
8,236	Daelim Industrials Co.	704,044
17,430	Dongbu Insurance Co., Ltd.	474,758
5,423	GS Engineering & Construction Corp.	3,819,452
16,014	Hana Financial Group Inc.	850,271
9,050	Hanjin Heavy Industries & Construction Co., Ltd.	283,503
13,470	Hynix Semiconductor Inc.	445,567
7,467	Hyundai Department Store Co., Ltd.	2,827,165
14,351	Hyundai Development Co.	3,301,908
6,267	Hyundai Mipo Dockyard Co., Ltd.	1,018,213
6,856	Hyundai Mobis	567,875
13,756	Hyundai Motor Co.	1,007,926
7,390	Hyundai Steel Co.	260,537
8,890	Industrials Bank Of Korea	176,535
32,499	Kookmin Bank	7,876,666
18,660	Kookmin Bank, ADR	1,667,084
16,090	Korea Investment Holdings Co., Ltd.	2,633,737
6,500	Korea Kumho Petrochemical, Co., Ltd.	184,294
1,316	Korea Zinc Co., Ltd.	128,288
10,995	Korean Air Lines Co., Ltd.	390,545
17,171	KT&G Corp.	1,037,517
7,890	LG Chem Ltd.	364,463
25,220	LG Electronics Inc.	1,598,847
88,170	LG Philips LCD Co., Ltd. (c)	1,424,827
12,750	LG Telekom, Ltd.*	155,026
3,610	Lotte Shopping Co., Ltd.	1,305,304
9,270	LS Cable Ltd.	336,661
6,769	NHN Corp.	927,260
8,486	POSCO	3,181,011
9,350	POSCO, ADR (c)	866,745
10,218	Samsung Electronics Co., Ltd.	12,320,223
6,119	Samsung Electronics Co., Ltd., Registered Shares, GDR (a)	1,837,230
4,120	Samsung Engineering Co., Ltd.	224,878
1,953	Samsung Fire & Marine Insurance Co., Ltd.	344,269

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 15.9% (continued)
8,770	Samsung Techwin Co., Ltd.	$324,090
27,570	Shinhan Financial Group Co., Ltd.	4,037,901
1,072	Shinsegae Co., Ltd.	2,435,748
17,679	SK Corp.	1,501,880
5,274	SK Telecom Co., Ltd.	1,100,500
13,330	Woori Finance Holdings Co., Ltd.	337,603

	Total South Korea	64,559,696

Sri Lanka — 0.2%
3,532,800	Dialog Telekom Ltd.	901,142

Taiwan — 10.3%
84,000	Acer Inc.	160,607
164,342	Asustek Computer Inc.	1,540,045
526,453	AU Optronics Corp.	762,119
40,514	Catcher Technology Co., Ltd.	405,755
21,200	Cathay Financial Holding Co., Reistered Shares, GDR	456,860
537,814	Cathay Financial Holding Co., Ltd.	2,529,921
1	China Development Financial Holding Corp. (d)(e)	0
636,672	China Steel Corp.	705,266
214,688	Chinatrust Financial Holding Co., Ltd.	171,359
310,160	Chunghwa Telecom Co., Ltd.	584,550
75,640	Chunghwa Telecom Co., Ltd., ADR	1,459,096
53,900	Compal Communications Inc.	184,029
191,135	Delta Electronics Inc.	620,681
419,958	Far Eastern Textile Co., Ltd.	360,692
462,685	First Financial Holding Co., Ltd.	339,817
314,513	Formosa Chemicals & Fibre Corp.	606,118
146,000	Formosa Petrochemical Corp.	304,407
178,000	Formosa Taffeta Co., Ltd.	140,455
30,800	Fubon Financial Holding Co. Ltd., GDR	283,360
1,381,000	Fubon Financial Holding Co., Ltd.	1,274,124
17,600	High Tech Computer Corp.	258,792
289,568	HON HAI Precision Industry Co., Ltd.	5,660,974
102,738	HON HAI Precision Industry Co., Ltd., Registered Shares, GDR	1,403,401
1,709,000	Hung Poo Real Estate Development Corp.	1,789,393
273,520	Inventec Co., Ltd.	219,563
13,650	Largan Precision Co., Ltd.	187,454
68,640	MediaTek Inc.	770,768
804,000	Mega Financial Holding Co., Ltd.	536,813
410,572	Nan Ya Plastics Corp.	699,032
691	Pacific Electric Wire & Cable Co., Ltd. (d)(e)	0
291,899	Polaris Securities Co., Ltd.*	1,477,263
186,100	Powerchip Semiconductor Corp.	121,431
52,900	Powertech Technology Inc.	220,751
352,667	Siliconware Precision Industries Co.	641,115
451,553	Taishin Financial Holdings Co., Ltd.	239,823
392,009	Taiwan Cement Corp.	328,954
70,000	Taiwan Fertilizer Co., Ltd.	2,088,528
1,324,237	Taiwan Semiconductor Manufacturing Co., Ltd.	2,785,118
323,363	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,589,329
129,204	Tripod Technology Corp.	556,812
532,045	United Microelectronics Corp.	326,197

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 10.3% (continued)
1,046,978	United Microelectronics Corp., ADR (c)	$3,455,027
174,381	Wistron Corp.	243,445
1,831,315	Yuanta Core Pacific Securities Co.	1,428,370

	Total Taiwan	41,917,614

Thailand — 3.2%
70,050	Advanced Info Service Public Co. Ltd.	154,172
186,200	Bangkok Bank Public Co. Ltd., NVDR	599,581
35,400	Bangkok Bank Public Co., Ltd. (d)	4,381,462
96,700	Banpu Public Co. Ltd.	534,207
4,574,400	Italian-Thai Development Public Co. Ltd.	689,201
295,000	Kasikornbank Public Co. Ltd., NVDR	3,103,953
1,776,100	Krung Thai Bank Public Co. Ltd.	608,649
184,009	PTT Chemical Public Co. Ltd.	424,009
135,200	PTT PCL	830,771
11,500	Siam Cement Public Co. Ltd.	80,857
46,600	Siam Cement Public Co. Ltd., NVCR	319,386
178,500	Thai Oil Public Co., Ltd.	295,303
61,400	Total Access Communication Public Co. Ltd.*	266,476
2,698,000	True Corp. Public Co. Ltd.*	500,146

	Total Thailand	12,788,173

Turkey — 1.1%
68,160	Akbank TAS	448,136
28,241	Akcansa Cimento AS	182,683
367	Aktas Electric Ticaret AS (d)(e)	0
5,795	Anadolu Efes Biracilik Ve Malt Sanayii AS	179,237
16,803	Arcelik AS	113,446
63,692	Asya Katilim Bankasi AS*	292,682
2,987	BIM Birlesik Magazalar AS	169,992
15,391	Bolu Cimento Sanayii AS	31,119
19,073	Dogan Sirketler Grubu Holdings AS	30,878
16,604	Enka Insaat ve Sanayi AS	197,206
4,683	Eregli Demir Ve Celik Fabrikalari TAS	38,404
5,278	Ford Otomotiv Sanayi AS	45,149
73,545	Haci Omer Sabanci Holding AS	296,364
5,067	Migros Turk TAS	63,046
21,722	Tofas Turk Otomobil Fabrikasi AS	80,622
11,924	Tupras - Turkiye Petrol Rafinerileri AS	229,713
3,376	Turk Ekonomi Bankasi AS	47,973
10,889	Turk Hava Yollari*	57,736
36,620	Turkcell Iletisim Hizmet AS	1,155,035
114,818	Turkiye Garanti Bankasi AS*	438,330
95,630	Turkiye Is Bankasi, Class C Shares	452,966

	Total Turkey	4,550,717

United Kingdom — 0.1%
20,300	Anglo American PLC, ADR	479,486

United States — 0.7%
47,600	BMB Munai Inc.*	233,240
35,900	Caspian Services Inc.*	126,368

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

United States — 0.7% (continued)
5,700	NII Holdings Inc., Class B Shares*	$403,788
30,032	Southern Copper Corp. (c)	2,114,253

	Total United States	2,877,649

	TOTAL COMMON STOCKS (Cost — $268,198,946)	381,832,070

PREFERRED STOCKS — 3.9%

Brazil — 2.7%
6,566	Banco Bradesco SA	241,832
59,130	Banco Itau Holding Financeira SA (b)	3,946,897
37,400	Bradespar SA	1,056,477
15,425	Companhia Energetica de Minas Gerais, ADR*	742,714
109,308	Itausa - Investimentos Itau SA	587,134
52,100	Tam SA	1,530,691
25,049	Universo Online SA*	123,562
22,300	Usinas Siderurgicas de Minas Gerais SA, Class A Shares (b)	2,373,582

	Total Brazil	10,602,889

Russia — 0.7%
5,388	Surgutneftegaz, Preferred Shares, ADR	441,816
239	Transneft OAO (e)	2,445,960

	Total Russia	2,887,776

South Korea — 0.5%
6,570	Hyundai Motor Co.	271,395
3,940	LG Electronics Inc.	137,233
3,729	Samsung Electronics Co., Ltd.	1,722,539

	Total South Korea	2,131,167

	TOTAL PREFERRED STOCKS (Cost — $8,855,310)	15,621,832

CORPORATE NOTE — 0.1%

United Kingdom — 0.1%
13,340	UBS AG London, Structured Note, due 10/12/07 (Cost - $370,650)	313,757

RIGHTS — 0.2%

Egypt — 0.2%
15,885	Orascom Construction Industries	803,287

Russia — 0.0%
3,706	Evraz Group SA, GDR	122,669

	TOTAL RIGHTS (Cost — $140,120)	925,956

WARRANTS — 0.0%

Hong Kong — 0.0%
76,500	China Overseas Land & Investment Ltd., expires 7/18/07*	34,374

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Shares	Security	Value

Luxembourg — 0.0%
2,425	Sun TV Ltd., expires 4/20/07 (e)*	$83,153

	TOTAL WARRANTS (Cost — $48,277)	117,527

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $277,613,303)	398,811,142

Face Amount
SHORT-TERM INVESTMENTS — 20.6%
MUTUAL FUND — 3.0%
$12,160,813	BBH Securities Lending Trust (Cost — $12,160,813)	12,160,813

TIME DEPOSITS — 17.6%
53,200,756	BBH - Grand Cayman 4.79%, 03/01/07	53,200,756
18,257,588	BB&T - Grand Cayman 4.79%, 03/01/07	18,257,588

	(Cost — $71,458,344)	71,458,344

	TOTAL SHORT-TERM INVESTMENTS (Cost — $83,619,157)	83,619,157

	TOTAL INVESTMENTS — 118.8% (Cost — $361,232,460#)	482,430,299
	Liabilities in Excess of Other Assets - (18.8%)	(76,212,761)

	TOTAL NET ASSETS — 100.0%	$406,217,538

*	Non-income producing securities.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	All or a portion of this security is segregated for foreign currency contracts.
(c)	All or a portion of this security is on loan (See Notes 1 and 3).
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Emerging Markets Equity Investments

Summary of Investments by Sector* (unaudited)
Financials	20.7%
Energy	14.8
Information Technology	10.0
Telecommunication Services	9.7
Materials	9.6
Industrials	6.8
Consumer Discretionary	6.4
Utilities	1.9
Consumer Staples	1.6
Health Care	0.8
Exchange Traded Funds	0.4
Short-Term Investments	17.3

100.0%

* As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Government Money Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 99.4%
TIME DEPOSIT — 2.5%
$ 3,440,188	BB&T — Grand Cayman 4.79%, 03/01/07	$3,440,188

U.S GOVERNMENT AGENCIES — 97.2%
	Federal Farm Credit Bank (FFCB), Discount Notes:
2,148,000	5.141% due 3/1/07 (a)	2,148,000
3,500,000	5.168% due 3/7/07 (a)	3,497,019
3,500,000	5.200% due 5/25/07 (a)	3,457,937
	Federal Home Loan Bank (FHLB), Discount Notes:
50,000,000	5.141% due 3/1/07 (a)	50,000,000
3,000,000	5.182% due 3/14/07 (a)	2,994,437
3,500,000	5.200% due 3/23/07 (a)	3,489,027
3,500,000	5.185% due 4/13/07 (a)	3,478,679
3,500,000	5.203% due 5/2/07 (a)	3,468,927
3,000,000	5.203% due 5/9/07 (a)	2,970,387
2,462,000	5.231% due 5/18/07 (a)	2,434,416
3,500,000	5.194% due 6/15/07 (a)	3,447,751
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
1,500,000	3.000% due 4/25/07	1,494,919
	Discount Notes:
3,000,000	5.170% due 3/5/07 (a)	2,998,287
3,858,000	5.186% due 3/13/07 (a)	3,851,390
3,850,000	5.399% due 6/5/07 (a)	3,797,229
3,500,000	5.221% due 6/29/07 (a)	3,440,150
3,000,000	5.203% due 7/2/07 (a)	2,948,033
3,000,000	5.187% due 7/24/07 (a)	2,939,100
3,000,000	5.221% due 7/27/07 (a)	2,937,285
	Federal National Mortgage Association (FNMA), Discount Notes:
3,500,000	5.184% due 3/26/07 (a)	3,487,458
5,500,000	5.181% due 3/28/07 (a)	5,478,798
3,000,000	5.196% due 4/4/07 (a)	2,985,451
3,500,000	5.220% due 6/28/07 (a)	3,440,649
3,500,000	5.213% due 7/3/07 (a)	3,438,276
3,500,000	5.194% due 8/17/07 (a)	3,417,436
	Tennessee Valley Authority (TVA), Discount Notes:
3,000,000	5.156% due 3/1/07 (a)	3,000,000
3,000,000	5.136% due 3/8/07 (a)	2,997,019

	Total U.S Government Agencies	134,038,060

U.S. GOVERNMENT OBLIGATION — 2.2%
3,000,000	U.S. Treasury Bill, 5.020% due 6/21/07	2,954,267

	TOTAL INVESTMENTS — 101.9% (Cost — $140,432,515#)	140,432,515
	Liabilities in Excess of Other Assets — (1.9%)	(2,579,313)

	TOTAL NET ASSETS — 100.0%	$137,853,202

(a)	Rate shown represents yield-to-maturity.
(#)	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 49.5%
FHLMC — 3.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
$ 6,989	9.000% due 8/1/09-10/1/09 (a)	$7,153
12,408	10.000% due 4/1/09-10/1/09 (a)	12,912
5,581	10.250% due 5/1/09-11/1/09 (a)	5,865
30,354	11.500% due 10/1/15 (a)	33,654
16,922	9.500% due 10/1/08-8/1/16 (a)	17,718
125,970	8.000% due 4/1/09-6/1/17 (a)	131,598
180,315	8.500% due 12/1/07-7/1/17 (a)	190,661
259,740	5.000% due 6/1/21 (a)	256,374
205,107	4.339% due 12/1/34 (a)(b)	201,181
187,332	4.079% due 1/1/35 (a)(b)	182,924
1,763,621	5.088% due 3/1/36 (a)(b)	1,757,073
2,457,766	6.003% due 10/1/36 (a)(b)	2,490,720
	Gold:
3,245	9.500% due 4/1/10 (a)	3,376
112,931	7.000% due 5/1/12-8/1/12 (a)	116,130
27,238	8.000% due 8/1/09-8/1/12 (a)	27,883
173,291	6.500% due 7/1/14 (a)	172,860
41,216	8.500% due 8/1/09-2/1/18 (a)	43,189
1,026,177	4.500% due 8/1/18-8/1/20 (a)	995,073
6,605,481	5.000% due 12/1/18-3/1/37 (c)	6,485,109
12,055,797	5.500% due 10/1/13-3/1/37 (c)	11,991,801
4,888,235	6.000% due 5/1/16-3/1/37 (c)	4,948,681

	TOTAL FHLMC	30,071,935

FNMA — 39.5%
	Federal National Mortgage Association (FNMA):
12,884	9.000% due 12/1/08-4/1/09 (a)	12,994
760,248	5.507% due 12/1/11 (a)	773,901
5,235	10.750% due 10/1/12 (a)	5,447
13,133	8.500% due 2/1/09-6/1/17 (a)	13,678
15,201	8.000% due 8/1/17 (a)	16,070
4,806	10.000% due 1/1/21 (a)	5,312
22,335	9.500% due 11/1/09-11/1/21 (a)	23,048
18,012	6.572% due 1/1/30 (a)(b)	17,982
54,767	6.565% due 3/1/30 (a)(b)	53,910
568,788	7.000% due 9/1/26-2/1/33 (a)	587,968
7,809,690	4.000% due 7/1/18-4/1/34 (a)(b)	7,423,555
491,994	4.210% due 12/1/34 (a)(b)	482,910
68,321	4.244% due 12/1/34 (a)(b)	67,088
1,159,344	4.597% due 9/1/35 (a)(b)	1,161,007
1,144,479	6.918% due 10/1/35 (a)(b)	1,185,824
15,728,658	4.500% due 5/1/19-11/1/35 (a)	14,998,877
497,648	6.901% due 11/1/35 (a)(b)	515,602
969,196	6.905% due 10/1/35-11/1/35 (a)(b)	1,004,180
240,061	6.908% due 11/1/35 (a)(b)	248,728
241,803	6.911% due 11/1/35 (a)(b)	250,539
254,322	6.917% due 11/1/35 (a)(b)	263,503
240,765	6.919% due 11/1/35 (a)(b)	249,468
1,762,671	6.946% due 11/1/35 (a)(b)	1,826,007
88,174,359	5.000% due 1/1/18-6/1/36 (a)	86,016,779

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments
Face Amount		Security	Value
FNMA — 39.5% (continued)
$17,366,575		6.500% due 11/1/23-9/1/36 (a)	$18,745,870
72,162,179		5.500% due 12/1/08-2/1/37 (a)	94,185,254
88,546,530		6.000% due 4/1/16-3/1/37 (a)	90,436,934
198,640		6.167% due 4/1/40 (a)(b)	204,220

		TOTAL FNMA	320,776,655

GNMA — 6.3%
		Government National Mortgage Association (GNMA):
8,532		11.000% due 7/15/10-9/15/10 (a)	9,215
10,040		9.500% due 12/15/16-8/15/17 (a)	10,894
92,239		6.125% due 10/20/27 (a)(b)	93,420
3,053		8.000% due 3/20/30 (a)	3,225
300,316		5.375% due 2/20/26-5/20/30 (a)(b)	302,584
140,864		8.500% due 11/20/16-8/15/30 (a)	150,376
73,315		9.000% due 4/20/17-9/15/30 (a)	78,667
38,494		4.500% due 9/15/33 (a)	36,666
793,847		3.750% due 5/20/34 (a)(b)	788,737
32,016,575		5.000% due 1/1/33-3/1/35 (c)	31,315,409
2,271,931		6.500% due 6/15/08-3/1/35 (c)	2,329,426
1,924,301		5.500% due 8/15/33-3/1/36 (c)	1,921,931
12,637,826		6.000% due 2/20/35-3/1/36 (c)	13,844,710

		TOTAL GNMA	50,885,260

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $401,167,586)	401,733,850

	Rating‡
ASSET-BACKED SECURITIES — 5.1%
Automobiles — 2.1%
2,427,632	AAA	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4, 4.050% due 7/15/09 (a)	2,417,029
		Chase Manhattan Auto Owner Trust:
1,825,000	AAA	Series 2005-B, Class A3, 4.840% due 7/15/09 (a)	1,822,711
3,400,000	Aaa(d)	Series 2006-B, Class A2, 5.280% due 10/15/09 (a)	3,404,357
1,625,137	AAA	Daimler Chrysler Auto Trust, Series 2005-B, Class A3, 4.040% due 9/8/09 (a)	1,616,790
		Ford Credit Auto Owner Trust:
186,913	AAA	Series 2006-A, Class A2B, 5.330% due 9/15/08 (a)(b)	187,033
2,100,000	AAA	Series 2006-A, Class A3, 5.050% due 3/15/10 (a)	2,098,475
1,823,459	AAA	Nissan Auto Receivables Owner Trust, Series 2005-B, Class A3, 3.990% due 7/15/09 (a)	1,812,176
1,850,000	AAA	USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890% due 8/15/12 (a)	1,848,669
1,525,000	AAA	Wachovia Auto Owner Trust, Series 2005-B, Class A3, 4.790% due 4/20/10 (a)	1,521,266
243,335	AAA	WFS Financial Owner Trust, Series 2005-1, Class A3, 3.590% due 10/19/09 (a)	241,741

		Total Automobiles	16,970,247

Credit Card — 0.5%
1,300,000	AAA	American Express Credit Account Master Trust, Series 2002-3, Class A, 5.430% due 12/15/09 (a)(b)	1,301,164
1,200,000	AAA	Bank One Issuance Trust, Series 2003-A3, Class A3, 5.430% due 12/15/10 (a)(b)	1,202,473
1,450,000	AAA	MBNA Credit Card Master Note Trust, Series 2002-A4, Class A4, 5.430% due 8/17/09 (a)(b)	1,450,982

		Total Credit Card	3,954,619

Home Equity — 2.4%
948,744	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 5.560% due 9/25/35 (a)(b)	950,150
431,489	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 5.810% due 11/25/33 (a)(b)	433,352
1,577,060	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 5.670% due 6/25/34 (a)(b)	1,581,925

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Home Equity — 2.4% (continued)
$ 275,379	AAA	Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1, 5.595% due 9/25/34 (a)(b)	$275,404
165,534	AAA	Bayview Financial Acquisition Trust, Series 2003-F, Class A, 6.070% due 9/28/43 (a)(b)	165,690
		Chase Funding Mortgage Loan Asset-Backed Certificates:
4,707	AAA	Series 2002-2, Class 2A1, 5.820% due 5/25/32 (a)(b)	4,711
4,251	AAA	Series 2002-3, Class 2A1, 5.960% due 8/25/32 (a)(b)	4,255
		Countrywide Asset-Backed Certificates:
3,772	AAA	Series 2001-BC3, Class A, 5.800% due 12/25/31 (a)(b)	3,775
5,025	AAA	Series 2002-3, Class 1A1, 6.060% due 5/25/32 (a)(b)	5,031
12,759	AAA	Series 2003-BC2, Class 2A1, 5.920% due 6/25/33 (a)(b)	12,772
299,049	AAA	Series 2004-SD4, Class A1, 5.700% due 12/25/34 (a)(b)(e)	299,515
400,000	AAA	Series 2005-4, Class AF3, 4.456% due 10/25/35 (a)(b)	396,454
773,698	AAA	Series 2006-11, Class 3AV1, 5.380% due 9/25/46 (a)(b)	774,181
1,749,412	AAA	Series 2006-SD3, Class A1, 5.650% due 7/25/36 (a)(b)(e)	1,754,606
		Countrywide Home Equity Loan Trust:
7,041	AAA	Series 2002-C, Class A, 5.560% due 5/15/28 (a)(b)	7,046
734,874	AAA	Series 2005-F, Class 2A, 5.560% due 12/15/35 (a)(b)	736,221
647,732	AAA	Series 2005-H, Class 2A, 5.560% due 12/15/35 (a)(b)	649,145
894	AAA	Delta Funding Home Equity Loan Trust, Series 1998-4, Class A1A, 6.520% due 2/15/31 (a)(b)	895
		EMC Mortgage Loan Trust:
13,462	AAA	Series 2002-B, Class A1, 5.970% due 2/25/41 (a)(b)(e)	13,462
71,193	AAA	Series 2003-A, Class A1, 5.870% due 8/25/40 (a)(b)(e)	71,860
752,056	AAA	GSAMP Trust, Series 2006-S2, Class A1A, 5.390% due 1/25/36 (a)(b)	752,525
1,624,128	AAA	IXIS Real Estate Capital Trust, Series 2006-HE1, Class A1, 5.410% due 3/25/36 (a)(b)	1,625,244
1,588,966	AAA	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC1, Class A2, 5.390% due 3/25/36 (a)(b)	1,589,724
518,768	AAA	Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A1, 5.400% due 2/25/36 (a)(b)	519,148
		Morgan Stanley ABS Capital I:
1,008,893	AAA	Series 2006-HE7, Class A2A, 5.370% due 9/25/36 (a)(b)	1,009,591
154,234	AAA	Series 2006-NC1, Class A1, 5.400% due 12/25/35 (a)(b)	154,338
7,540	AAA	Option One Mortgage Loan Trust, Series 2002-6, Class A2, 6.120% due 11/25/32 (a)(b)	7,549
27,568	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 5.740% due 2/25/33 (a)(b)	27,663
100,000	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15 (a)	105,921
18,448	AAA	Residential Asset Mortgage Products Inc., Series 2003-RS4, Class AIIB, 5.650% due 5/25/33 (a)(b)	18,723
		Residential Asset Securities Corp.:
138,252	AAA	Series 2003-KS1, Class A1, 6.140% due 1/25/33 (a)(b)	138,410
2,310,328	AAA	Series 2006-EMX6, Class A1, 5.380% due 7/25/36 (a)(b)	2,311,910
633,772	AAA	Residential Funding Mortgage Securities II Inc., Series 2005-HS1, Class AI1, 5.440% due 9/25/35 (a)(b)	632,481
1,463,047	AAA	SACO I Inc., Series 2006-7, Class A1, 5.450% due 7/25/36 (a)(b)	1,463,958
978,154	AAA	Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A1, 5.380% due 6/25/36 (a)(b)	978,838

		Total Home Equity	19,476,473

Student Loan — 0.1%
797,578	AAA	SLM Student Loan Trust, Series 2005-5, Class A1, 5.360% due 1/25/18 (a)(b)	798,228

		TOTAL ASSET-BACKED SECURITIES (Cost — $41,179,319)	41,199,567

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.6%
392,168	Aaa(d)	Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19 (a)	389,790
		Banc of America Commercial Mortgage Inc.:
956,379	Aaa(d)	Series 2001-1, Class A2, 6.500% due 4/15/36 (a)	996,496
842,866	AAA	Series 2003-1, Class A1, 3.878% due 9/11/36 (a)	817,892
1,060,000	AAA	Series 2005-1, Class A4, 4.886% due 11/10/42 (a)(b)	1,060,253
1,000,000	AAA	Series 2005-3, Class A3A, 4.621% due 7/10/43 (a)	978,306

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 18.6% (continued)
		Banc of America Funding Corp.:
$ 13,181	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33 (a)	$13,218
636,416	AAA	Series 2005-B, Class 2A1, 5.099% due 4/20/35 (a)(b)	635,951
1,200,000	AAA	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464% due 4/11/37 (a)	1,215,960
126,841	AAA	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1, 5.625% due 2/25/33 (a)(b)	126,451
		Bear Stearns Alt-A Trust:
792,235	AAA	Series 2005-2, Class 2A4, 4.726% due 4/25/35 (a)(b)	784,617
470,564	AAA	Series 2005-4, Class 23A2, 5.390% due 5/25/35 (a)(b)	472,283
		Bear Stearns Commercial Mortgage Securities:
1,725,000	Aaa(d)	Series 2003-T12, Class A4, 4.680% due 8/13/39 (a)	1,682,778
325,000	AAA	Series 2004-PWR6, Class A6, 4.825% due 11/11/41 (a)	317,327
1,030,000	Aaa(d)	Series 2005-PWR7, Class A2, 4.945% due 2/11/41 (a)	1,023,231
8,525	NR	Capco America Securitization Corp., Series 1998-D7, Class A1A, 5.860% due 10/15/30 (a)	8,526
		Chase Commercial Mortgage Securities Corp:
328,990	NR	Series 1997-1, Class D, 7.370% due 6/19/29 (a)	328,535
410,000	AAA	Series 2000-3, Class A2, 7.319% due 10/15/32 (a)	434,665
1,625,000	AAA	Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class A2, 7.439% due 8/15/31 (a)	1,699,201
		Commercial Mortgage Acceptance Corp.:
100,000	AAA	Series 1997-ML1, Class A3, 6.570% due 12/15/30 (a)	100,228
478,312	AAA	Series 1998-C2, Class A2, 6.030% due 9/15/30 (a)	480,371
920,000	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (a)(b)	959,797
1,475,000	AAA	Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A3, 4.221% due 3/10/39 (a)	1,434,153
		Countrywide Alternative Loan Trust:
1,411,779	AAA	Series 2005-24, Class 4A1, 5.550% due 7/20/35 (a)(b)	1,415,568
680,394	AAA	Series 2005-27, Class 2A3, 6.443% due 8/25/35 (a)(b)	654,239
1,332,443	AAA	Series 2005-59, Class 1A1, 5.650% due 11/20/35 (a)(b)	1,337,553
		Countrywide Home Loan Mortgage Pass Through Trust:
655,965	AAA	Series 2005-11, Class 3A3, 6.179% due 4/25/35 (a)(b)	630,750
569,537	AAA	Series 2005-11, Class 6A1, 5.620% due 3/25/35 (a)(b)	571,158
889,330	AAA	Series 2005-R1, Class 1AF1, 5.680% due 3/25/35 (a)(b)(e)	892,805
		CS First Boston Mortgage Securities Corp.:
2,963,166	Aaa(d)	Series 1998-C2, Class A2, 6.300% due 11/15/30 (a)	3,005,732
2,002,482	AAA	Series 2002-CP5, Class A1, 4.106% due 12/15/35 (a)	1,962,703
73,362	Aaa(d)	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31 (a)	73,843
		DLJ Commercial Mortgage Corp.:
1,445,000	Aaa(d)	Series 1999-CG3, Class A1B, 7.340% due 10/10/32 (a)	1,514,474
1,539,320	Aaa(d)	Series 2000-CKP1, Class A1B, 7.180% due 11/10/33 (a)	1,626,069
592,623	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 5.720% due 11/19/44 (a)(b)	595,936
		Federal Home Loan Mortgage Corp. (FHLMC):
874,238	AAA	Series 1565, Class G, 6.000% due 8/15/08 (a)	874,479
8,053	AAA	Series 1865, Class DA, 11.600% due 2/15/24 (a)(b)(f)	5,000
600,000	AAA	Series 2538, Class CB, 5.000% due 12/15/17 (a)	593,157
1,225,000	AAA	Series 2911, Class BU, 5.000% due 9/15/23 (a)	1,224,319
2,048,274	AAA	Series 2962, Class YC, 4.500% due 9/15/14 (a)	2,032,144
2,006,974	AAA	Series 2966, Class NW, 5.000% due 8/15/25 (a)	2,003,771
882,469	AAA	Series 2973, Class EB, 5.500% due 4/15/35 (a)	895,359
2,535,423	AAA	Series 3078, Class PA, 5.500% due 7/15/24 (a)	2,547,452
922,067	AAA	Series 3084, Class BC, 5.500% due 12/15/24 (a)	927,215
1,625,138	AAA	Series 3110, Class HA, 5.500% due 1/15/27 (a)	1,634,892

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 18.6% (continued)
$1,970,093	AAA	Series 3117, Class PN, 5.000% due 11/15/21 (a)	$1,966,021
1,209,124	AAA	Series 3131, Class MA, 5.500% due 11/15/27 (a)	1,218,299
1,941,921	AAA	STRIPS, Series 231, Class IO, 5.500% due 8/1/35 (a)(f)	437,644
2,005,721	AAA	STRIPS, Series 232, Class IO, 5.000% due 8/1/35 (a)(f)	462,802
1,904,471	AAA	Structured Pass Through Securities, Series T-61, Class 1A1, 6.283% due 7/25/44 (a)(b)	1,925,420
		Federal National Mortgage Assocation (FNMA):
		Grantor Trust:
310,980	AAA	Series 2000-T06, Class A3, 6.054% due 1/25/28 (a)(b)	319,386
186,427	AAA	Series 2002-T06, Class A1, 3.310% due 2/25/32 (a)	172,730
67,809	AAA	Series 1999-18, Class A, 5.500% due 10/18/27 (a)	68,057
102,397	AAA	Series 2000-34, Class F, 5.770% due 10/25/30 (a)(b)	103,458
231,946	AAA	Series 2002-34, Class FE, 5.720% due 5/18/32 (a)(b)	234,230
270,000	AAA	Series 2003-16, Class BC, 5.000% due 3/25/18 (a)	265,300
1,381,934	AAA	Series 2004-25, Class PA, 5.500% due 10/25/30 (a)	1,385,009
880,532	AAA	Series 2004-36, Class BS, 5.500% due 11/25/30 (a)	885,984
409,529	AAA	Series 2004-88, Class HA, 6.500% due 7/25/34 (a)	421,122
1,568,233	AAA	Series 2005-3, Class AP, 5.500% due 2/25/35 (a)	1,588,008
1,204,340	AAA	Series 2005-57, Class PA, 5.500% due 5/25/27 (a)	1,208,710
701,611	AAA	Series 2005-58, Class EP, 5.500% due 7/25/35 (a)	710,163
1,520,000	AAA	Series 2005-84, Class XM, 5.750% due 10/25/35 (a)	1,548,672
864,110	AAA	Series 2005-105-1, Class TL, 5.500% due 11/25/31 (a)	870,168
940,000	AAA	Series 2002-T3, Class B, 5.763% due 12/25/11 (a)	974,100
3,675,216	AAA	STRIPS, 5.000% due 6/1/35 (a)	835,892
2,455,162	AAA	STRIPS, Series 367, Class2, 5.500% due 1/25/36 (a)	559,827
		First Union National Bank Commercial Mortgage:
1,525,000	AAA	Series 1999-C4, Class A2, 7.390% due 12/15/31 (a)	1,595,417
1,700,000	AAA	Series 2001-C2, Class A2, 6.663% due 1/12/43 (a)	1,788,847
925,000	AAA	Series 2001-C3, Class A3, 6.423% due 8/15/33 (a)	968,649
1,406,402	AAA	Series 2001-C4, Class A1, 5.673% due 12/12/33 (a)	1,416,331
587,484	AAA	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2, 6.560% due 11/18/35 (a)	593,413
		GE Capital Commercial Mortgage Corp.:
1,130,000	Aaa(d)	Series 2002-1A, Class A3, 6.269% due 12/10/35 (a)	1,185,776
1,850,000	AAA	Series 2005-C4, Class A4, 5.333% due 11/10/45 (a)(b)	1,869,132
		GMAC Commercial Mortgage Securities Inc.:
123,389	Aaa	Series 1998-C1, Class A2, 6.700% due 5/15/30 (a)	124,680
713,090	Aaa	Series 1999-C3, Class A2, 7.179% due 8/15/36 (a)	740,876
975,000	AAA	Series 2000-C2, Class B, 7.594% due 8/16/33 (a)	1,046,386
1,745,000	AAA	Series 2001-C1, Class A2, 6.465% due 4/15/34 (a)	1,823,888
		Government National Mortgage Association (GNMA):
194,286	AAA	Series 2000-35, Class F, 5.870% due 12/16/25 (a)(b)	196,730
161,762		Series 2002-21, Class FV, 5.720% due 3/16/32 (a)(b)	163,346
781,179		Series 2004-65, Class VA, 6.000% due 6/20/15 (a)	800,288
2,000,000	AAA	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444% due 3/10/39 (a)	2,009,680
979,740	AAA	Series 1998-C1, Class A3, 6.135% due 10/18/30 (a)	988,338
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/3/18 (a)(e)	318,235
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39 (a)	1,185,385

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 18.6% (continued)
		GS Mortgage Securities Corp. II:
$ 649,180	AAA	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 4.539% due 9/25/35 (a)(b)	$642,609
824,907	AAA	Homebanc Mortgage Trust, Series 2005-4, Class A1, 5.590% due 10/25/35 (a)(b)	826,600
17,195	AAA	Impac CMB Trust, Series 2003-1, Class 1A1, 6.120% due 3/25/33 (a)(b)	17,215
		Indymac Index Mortgage Loan Trust:
627,183	AAA	Series 2004-AR15, Class 1A1, 5.085% due 2/25/35 (a)(b)	624,359
257,233	AAA	Series 2005-AR15, Class A2, 5.099% due 9/25/35 (a)(b)	250,803
		JP Morgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37 (a)	629,569
80,000	Aaa(d)	Series 2005-CB12, Class A4, 4.895% due 9/12/37 (a)	78,130
100,000	Aaa(d)	Series 2005-CB13, Class A4, 5.294% due 1/12/43 (a)(b)	100,684
1,200,000	Aaa(d)	Series 2005-LDP4, Class A4, 4.918% due 10/15/42 (a)(b)	1,172,494
1,875,000	AAA	Series 2007-CB18, Class A4, 5.440% due 6/12/47 (a)	1,889,062
2,535,144	AAA	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, 3.754% due 11/25/33 (a)(b)	2,518,422
		LB Commercial Conduit Mortgage Trust:
2,013,855	AAA	Series 1998-C4, Class A2, 6.300% due 10/15/35 (a)	2,042,288
20,289	Aaa(d)	Series 1999-C2, Class A1, 7.105% due 10/15/32 (a)	20,317
		LB-UBS Commercial Mortgage Trust:
491,992	AAA	Series 2000-C5, Class A1, 6.410% due 12/15/19 (a)	495,451
2,895,000	Aaa(d)	Series 2001-C2, Class B, 6.799% due 9/15/34 (a)	3,076,100
1,150,000	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29 (a)	1,125,548
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/30 (a)	299,789
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30 (a)	391,160
1,630,000	AAA	Series 2006-C6, Class A4, 5.372% due 9/15/39 (a)	1,641,918
		Lehman XS Trust:
830,498	AAA	Series 2005-5N, Class 1A1, 5.620% due 11/25/35 (a)(b)	833,034
566,497	AAA	Series 2005-7N, Class 1A1B, 5.620% due 12/25/35 (a)(b)	569,414
		MASTR Adjustable Rate Mortgages Trust:
307,689	AAA	Series 2004-4, Class 4A1, 5.195% due 5/25/34 (a)(b)	308,072
1,600,000	AAA	Series 2004-13, Class 3A7, 3.786% due 11/21/34 (a)(b)	1,571,904
423,428	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A2, 4.489% due 2/25/35 (a)(b)	418,774
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.660% due 5/12/39 (a)(b)	692,799
		MLCC Mortgage Investors Inc.:
237,281	Aaa(d)	Series 2005-1, Class 2A1, 4.967% due 4/25/35 (a)(b)	236,749
727,660	Aaa(d)	Series 2005-1, Class 2A2, 4.967% due 4/25/35 (a)(b)	726,031
		Morgan Stanley Capital I:
1,700,000	Aaa	Series 2003-IQ4, Class A2, 4.070% due 5/15/40 (a)	1,606,495
480,000	AAA	Series 2005-HQ6, Class A4A, 4.989% due 8/13/42 (a)	471,908
1,950,000	Aaa(d)	Series 2007-T25, Class A3, 5.514% due 11/12/49 (a)(b)	1,985,438
1,625,000	AAA	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.660% due 2/15/33 (a)	1,702,412
1,051,855	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 5.362% due 10/25/34 (a)(b)	1,056,852
1,430,157	AAA	Mortgage Capital Funding Inc., Series 1998-MC1, Class A2, 6.663% due 3/18/30 (a)	1,440,602
		Nationslink Funding Corp.:
396,133	Aaa(d)	Series 1998-1, Class A3, 6.395% due 3/20/30 (a)	395,409
45,503	AAA	Series 1999-LTL1, Class A2, 6.867% due 1/22/26 (a)	47,078
		Prime Mortgage Trust:
1,340,642	AAA	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35 (a)(e)	1,338,215
660,494	AAA	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35 (a)(e)	668,287
2,902,790	AAA	Series 2006-DR1, Class 2A1, 5.500% due 5/25/36 (a)(e)	2,899,754
305,597	AAA	Residential Asset Mortgage Products Inc., Series 2004-SL4, Class A5, 7.500% due 7/25/32 (a)	311,279

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 18.6% (continued)
		Small Business Administration:
$ 741,161	NR	Series 1999-P10B, Class 1, 7.540% due 8/10/09 (a)	$769,285
832,054	NR	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (a)	879,231
1,104,270	NR	Series 2005-P10A, Class 1, 4.638% due 2/10/10 (a)	1,078,369
		Small Business Administration Participation Certificates:
1,109,513	NR	Series 1993-20K, Class 1, 6.15, 6.150% due 11/1/13 (a)	1,133,426
322,273	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15 (a)	333,260
718,896	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15 (a)	741,452
456,253	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16 (a)	479,073
2,275,125	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19 (a)	2,400,001
1,580,306	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20 (a)	1,682,109
1,866,061	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22 (a)	1,871,565
		Structured Adjustable Rate Mortgage Loan Trust:
1,335,119	AAA	Series 2004-6, Class 4A1, 4.837% due 6/25/34 (a)(b)	1,325,398
704,386	AAA	Series 2004-16, Class 1A2, 4.980% due 11/25/34 (a)(b)	703,795
693,984	AAA	Series 2005-19XS, Class 1A1, 5.640% due 10/25/35 (a)(b)	696,871
		Structured Asset Securities Corp:
54,073	AAA	Series 2002-14A, Class 2A1, 6.150% due 7/25/32 (a)(b)	54,595
402,548	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (a)(e)	363,678
1,015,878	AAA	Series 2006-BC3, Class A2, 5.370% due 10/25/36 (a)(b)	1,016,585
		Thornburg Mortgage Securities Trust:
1,873,417	Aaa(d)	Series 2006-3, Class A2, 5.425% due 6/25/36 (a)(b)	1,871,318
1,850,331	Aaa(d)	Series 2006-3, Class A3, 5.430% due 6/25/36 (a)(b)	1,847,832
		Wachovia Bank Commercial Mortgage Trust:
2,125,000	AAA	Series 2006-C28, Class A2, 5.500% due 10/15/48 (a)	2,155,243
1,950,000	AAA	Series 2006-C29, Class A4, 5.308% due 11/15/48 (a)	1,949,956
		Washington Mutual Inc.:
1,691,730	AAA	Series 2003-R1, Class A1, 5.590% due 12/25/27 (a)(b)	1,693,158
110,032	AAA	Series 2004-AR11, Class A, 4.564% due 10/25/34 (a)(b)	108,905
513,200	AAA	Series 2004-AR12, Class A2A, 5.765% due 10/25/44 (a)(b)	515,426
1,000,000	AAA	Series 2005-AR4, Class A5, 4.673% due 4/25/35 (a)(b)	975,240
751,809	AAA	Series 2005-AR13, Class A1A1, 5.610% due 10/25/45 (a)(b)	1,395,544
1,011,084	AAA	Series 2005-AR15, Class A1A2, 5.600% due 11/25/45 (a)(b)	1,014,922
1,083,181	AAA	Series 2005-AR19, Class A1A2, 5.610% due 12/25/45 (a)(b)	1,087,333
2,183,818	AAA	Series 2006-AR13, Class 2A, 5.858% due 10/25/46 (a)(b)	2,183,818
1,446,732	AAA	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.523% due 6/25/34 (a)(b)	1,415,881

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $151,523,013)	150,821,339

CORPORATE BONDS & NOTES — 13.2%

Aerospace & Defense — 0.1%
80,000	A+	Boeing Capital Corp. Ltd., 6.500% due 2/15/12 (a)	85,260
25,000	B+	DRS Technologies Inc., Company Guaranteed Notes, 6.625% due 2/1/16 (a)	25,187
300,000	BBB	Goodrich Corp., Notes, 6.290% due 7/1/16 (a)	316,070
33,000	BBB+	Raytheon Co., Notes, 6.150% due 11/1/08 (a)	33,443

		Total Aerospace & Defense	459,960

Auto Components — 0.0%
50,000	CCC+	Visteon Corp., Senior Unsecured Notes, 8.250% due 8/1/10 (a)(g)	51,000

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Automobiles — 1.1%
		DaimlerChrysler NA Holding Corp., Company Guaranteed Notes:
$ 2,400,000	BBB	5.833% due 9/10/07 (a)(b)	$2,404,637
330,000	BBB	4.050% due 6/4/08 (a)	324,925
2,800,000	BBB	5.790% due 3/13/09 (a)(b)	2,810,931
300,000	BBB	5.875% due 3/15/11 (a)	305,579
900,000	BBB	5.750% due 9/8/11 (a)	913,349
285,000	BBB	Notes, 4.875% due 6/15/10 (a)	281,335
610,000	CCC+	Ford Motor Co., 7.450% due 7/16/31 (a)	492,575
1,325,000	B-	General Motors Corp., Debentures Notes, 8.250% due 7/15/23 (a)	1,238,875
20,000	B-	General Motors Corp., Senior Unsubordinated Notes, 8.375% due 7/15/33 (a)(g)	18,650

		Total Automobiles	8,790,856

Capital Markets — 0.4%
275,000	A+	Bank of New York Co. Inc./The, Senior Notes, 3.750% due 2/15/08 (a)	271,076
20,000	BB-	E*Trade Financial Corp., Senior Unsecured Notes, 7.375% due 9/15/13 (a)	20,900
		Goldman Sachs Group Inc., Notes:
230,000	AA-	4.500% due 6/15/10 (a)	226,822
135,000	AA-	4.750% due 7/15/13 (a)	131,443
300,000	A+	Lehman Brothers Holdings Inc., Notes, 4.500% due 7/26/10 (a)	294,821
		Morgan Stanley:
25,000	A+	6.750% due 4/15/11 (a)	26,555
		Notes:
60,000	A+	3.625% due 4/1/08 (a)	58,936
940,000	A+	5.050% due 1/21/11 (a)	939,388
		Senior Unsecured Notes:
125,000	A+	5.800% due 4/1/07 (a)	136,717
230,000	A+	5.625% due 1/9/12 (a)	1,147,841

		Total Capital Markets	3,254,499

Chemicals — 0.0%
		Lyondell Chemical Co., Company Guaranteed Notes:
30,000	B+	8.000% due 9/15/14 (a)	31,725
15,000	B+	8.250% due 9/15/16 (a)	16,200
29,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16 (a)	28,565

		Total Chemicals	76,490

Commercial Banks — 2.1%
90,000	AA-	Bank One Corp., Notes, 2.625% due 6/30/08 (a)	87,105
200,000	AA-	Banque Paribas/New York, 6.875% due 3/1/09 (a)	207,133
425,000	AA-	Deutsche Bank AG/New York NY, 5.340% due 3/15/07 (a)(b)	425,000
		Glitnir Banki HF:
270,000	A-	Notes, 6.330% due 7/28/11 (a)	280,774
460,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(e)	480,634
		HBOS Treasury Services PLC, Notes:
195,000	AA	3.600% due 8/15/07 (a)(e)	193,576
415,000	AA	3.500% due 11/30/07 (a)(b)	409,925
600,000	AA	HSBC Bank USA NA/New York NY, Senior Notes, 5.435% due 9/21/07 (a)(b)	600,526
240,000	BB	ICICI Bank Ltd., 6.375% due 4/30/22 (a)(b)(e)	243,972
100,000	Aaa	Kaupthing Bank Hf, Senior Notes, 5.750% due 10/4/11 (a)(e)	101,808
690,000	Aaa	Landsbanki Islands HF, Notes, 6.100% due 8/25/11 (a)(e)	715,068
20,000	AA	Rabobank Capital Funding II, 5.260% due 12/31/49 (a)(b)(e)	19,779
40,000	AA	Rabobank Capital Funding Trust, Company Guaranteed Notes, 5.254% due 12/31/49 (a)(b)(e)	39,397

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Commercial Banks — 2.1% (continued)
$ 2,400,000	AAA	Rabobank Nederland, Senior Notes, 5.380% due 1/15/09 (a)(b)(e)	$2,401,889
660,000	A	Royal Bank of Scotland Group PLC, 9.118% due 12/31/49 (a)	731,877
390,000	AA-	Santander Issuances S.A Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(b)(e)	396,256
1,600,000	AA	Santander US Debt SA Unipersonal, Company Guaranteed Notes, 5.420% due 2/6/09 (a)(b)(e)	1,602,750
400,000	BBB-	Shinsei Finance Cayman Ltd., 6.418% due 12/31/49 (a)(b)(e)	405,859
10,000	A-	Sumitomo Mitsui Banking Corp./New York, 8.000% due 6/15/12 (a)	11,231
265,000	AA-	Suntrust Bank, 4.415% due 6/15/09 (a)	259,588
		SunTrust Banks Inc., Senior Unsecured Notes:
385,000	A+	3.625% due 10/15/07 (a)	381,021
145,000	A+	4.000% due 10/15/08 (a)	142,504
550,000	AA+	U.S. Bank National Association, Senior Bank Notes, 4.400% due 8/15/08 (a)	544,446
		US BanCorp.:
2,100,000	AA	Notes, 5.350% due 4/28/09 (a)(b)	2,102,272
160,000	AA	Senior Notes, 3.950% due 8/23/07 (a)	159,006
		Wachovia Bank NA/Old, Senior Notes:
275,000	AA	4.375% due 8/15/08 (a)	272,016
1,000,000	AA	5.406% due 3/23/09 (a)(b)	2,276,995
230,000	A	Wachovia Capital Trust III, 5.800% due 3/15/42 (a)(b)	234,042
340,000	A+	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	340,031
		Wells Fargo & Co., Senior Unsecured Notes:
420,000	AA+	4.200% due 1/15/10 (a)	412,128
165,000	AA+	4.625% due 8/9/10 (a)	163,075
510,000	AA+	4.875% due 1/12/11 (a)	508,901
200,000	AA+	5.300% due 8/26/11 (a)	202,160
10,000	AA	Wells Fargo & Co., Subordinated Notes, 5.000% due 11/15/14 (a)	9,812

		Total Commercial Banks	17,362,556

Commercial Services & Supplies — 0.1%
27,000	B	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13 (a)	29,025
40,000	BB-	Service Corp. International/US, Senior Notes, 7.000% due 6/15/17 (a)	40,600
		Waste Management Inc., Company Guaranteed Notes:
185,000	BBB	6.375% due 11/15/12 (a)	195,318
40,000	BBB	7.375% due 5/15/29 (a)	45,699
100,000	BBB	7.750% due 5/15/32 (a)	119,836
35,000	BB-	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/1/16 (a)	38,500

		Total Commercial Services & Supplies	468,978

Communication Equipment — 0.0%
95,000	CCC+	Level 3 Financing Inc., Senior Notes, 8.750% due 2/15/17 (a)(e)	95,831

Consumer Finance — 0.9%
		Ford Motor Credit Co.:
300,000	B	7.375% due 10/28/09 (a)	302,431
100,000	B	7.375% due 2/1/11 (a)	99,519
30,000	B	Notes, 7.875% due 6/15/10 (a)	30,539
		Ford Motor Credit Co., Senior Notes:
2,600,000	B	5.800% due 1/12/09 (a)	2,554,932
85,000	B	7.250% due 10/25/11 (a)	83,695
674,000	B	Ford Motor Credit Co., Senior Unsecured Notes, 10.610% due 6/15/11 (a)(b)(e)	740,135
		GMAC LLC:
100,000	BB+	5.125% due 5/9/08 (a)	98,757
220,000	BB+	7.750% due 1/19/10 (a)	227,409

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Consumer Finance — 0.9% (continued)
		GMAC LLC, Notes:
$ 130,000	BB+	6.125% due 8/28/07 (a)	$130,027
140,000	BB+	4.375% due 12/10/07 (a)	138,064
360,000	BB+	6.125% due 1/22/08 (a)	359,032
2,230,000	BB+	Senior Unsubordinated Notes, 5.850% due 1/14/09 (a)	2,213,146
110,000	AAA	Toyota Motor Credit Corp., Notes, 2.875% due 8/1/08 (a)	106,540

		Total Consumer Finance	7,084,226

Containers & Packaging — 0.0%
10,000	CCC+	Graham Packaging Co. Inc., Company Guaranteed Notes, 9.875% due 10/15/14 (a)(g)	10,350

Diversified Consumer Services — 0.1%
35,000	B	Hertz Corp., Company Guaranteed Notes, 8.875% due 1/1/14 (a)	37,887
1,200,000	BB-	Service Corp. International/US, Senior Unsecured Notes, 6.500% due 3/15/08 (a)	1,212,000

		Total Diversified Consumer Services	1,249,887

Diversified Financial Services — 2.1%
200,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(e)	196,299
725,000	AA+	AIG SunAmerica Global Financing XII, Notes, 5.300% due 5/30/07 (a)	724,867
50,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31 (a)	57,015
50,000	AA+	ASIF Global Financing XIX, Secured Notes, 4.900% due 1/17/13 (a)(e)	49,521
1,000,000	AA+	ASIF Global Financing XXVIII, Notes, 5.400% due 5/3/07 (a)(b)(e)	1,000,199
		Bank of America Corp.:
470,000	AA	Senior Unsecured Notes, 5.375% due 8/15/11 (a)	478,531
850,000	AA-	Subordinated Notes, 7.800% due 2/15/10 (a)	914,914
150,000	AA	Belvoir Land LLC, Notes, 5.270% due 12/15/47 (a)(e)	143,049
680,000	BB	El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (a)(e)	725,900
		General Electric Capital Corp., Notes:
1,175,000	AAA	3.500% due 8/15/07 (a)	1,166,500
145,000	AAA	4.250% due 1/15/08 (a)	143,950
2,400,000	AAA	5.401% due 3/16/09 (a)(b)	2,402,213
2,430,000	AAA	5.000% due 11/15/11 (a)	2,430,241
210,000	AAA	Senior Unsecured Notes, 4.125% due 9/1/09 (a)	323,880
150,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13 (a)	149,679
		HSBC Finance Corp.:
585,000	AA-	4.125% due 11/16/09 (a)	573,187
		Notes:
100,000	AA-	4.750% due 5/15/09 (a)	99,582
20,000	AA-	8.000% due 7/15/10 (a)	21,829
50,000	AA-	6.375% due 10/15/11 (a)	52,649
300,000	AA-	Senior Notes, 5.610% due 1/15/14 (a) (b)	300,584
270,000	A	ILFC E-Capital Trust II, 6.250% due 12/21/65 (a)(b)(e)	279,999
240,000	AA	Irwin Land LLC, 5.300% due 12/15/35 (a)(e)	231,799
310,000	A	JP Morgan Chase Capital XIII, 6.314% due 9/30/34 (a)(b)	315,096
		JPMorgan Chase & Co.:
500,000	AA-	Senior Notes, 5.250% due 5/30/07 (a)	499,850
		Subordinated Notes:
545,000	A	5.125% due 9/15/14 (a)	541,422
210,000	A+	5.150% due 10/1/15 (a)	208,485
350,000	A+	Lehman Brothers Holdings Inc., Senior Notes, 5.250% due 2/6/12 (a)	351,201
310,000	AAA	MassMutual Global Funding II, Notes, 2.550% due 7/15/08 (a)(e)	298,458
190,000		MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (a)(b)	194,426

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 2.1% (continued)
$ 330,000	AA+	New York Life Global Funding, Notes, 3.875% due 1/15/09 (a)(e)	$322,899
250,000	AA-	Pricoa Global Funding I, Secured Notes, 4.350% due 6/15/08 (a)(e)	246,464
205,000	AA	Principal Life Global Funding I, Notes, 3.625% due 4/30/08 (a)(e)	200,613
220,000	BBB	Residential Capital LLC, Company Guaranteed Notes, 6.000% due 2/22/11 (a)	219,041
70,000	BBB-	Resona Preferred Global Securities Cayman Ltd., 7.191% due 12/31/49 (a)(b)(e)	75,489
90,000	A	SLM Corp., Notes, 3.100% due 4/1/09 (a)(b)	87,092
130,000	AAA	TIAA Global Markets Inc., Company Guaranteed Notes, 3.875% due 1/22/08 (a)(e)	128,224
410,000	BB+	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16 (a)(e)	434,600
225,000	AAA	USAA Capital Corp., Notes, 4.000% due 12/10/07 (a)(e)	222,645

		Total Diversified Financial Services	16,812,392

Diversified Telecommunication Services — 0.8%
		AT&T Inc.:
800,000	A	4.214% due 6/5/07 (a) (e)	794,646
170,000	A	Notes, 5.100% due 9/15/14 (a)	167,629
70,000	A	BellSouth Corp., Senior Unsecured Notes, 4.750% due 11/15/12 (a)	68,463
295,000	BBB+	British Telecommunications PLC, Senior Unsecured Notes, 8.625% due 12/15/10 (a)	330,834
60,000	B-	Cincinnati Bell Inc., Company Guaranteed Notes, 7.000% due 2/15/15 (a)	60,075
20,000	BB+	Citizens Communications Co., Notes, 9.250% due 5/15/11 (a)	22,350
		Deutsche Telekom International Finance BV:
185,000	A-	Company Guaranteed Notes, 8.250% due 6/15/30 (a)	234,459
220,000	A-	Senior Notes, 5.750% due 3/23/16 (a)	221,581
50,000	A	GTE Corp., Debentures Notes, 6.940% due 4/15/28 (a)	54,282
10,000	B+	Intelsat Bermuda Ltd., Company Guaranteed Notes, 9.250% due 6/15/16 (a)(e)	11,100
65,000	B	Intelsat Corp., Company Guaranteed Notes, 9.000% due 6/15/16 (a)(e)	71,662
		Qwest Communications International Inc., Company Guaranteed Notes:
470,000	B+	8.860% due 2/15/09 (a)(b)	477,050
20,000	B+	7.250% due 2/15/11 (a)	20,575
300,000	BBB+	Royal KPN NV, Senior Unsubordinated Notes, 8.375% due 10/1/30 (a)	352,873
		Sprint Capital Corp., Company Guaranteed Notes:
100,000	BBB	6.125% due 11/15/08 (a)	101,490
70,000	BBB	8.750% due 3/15/32 (a)	293,689
300,000	BBB	Sprint Nextel Corp., 6.000% due 12/1/16 (a)	299,377
		Telecom Italia Capital SA, Company Guaranteed Notes:
30,000	BBB+	5.250% due 11/15/13 (a)	29,243
160,000	BBB+	4.950% due 9/30/14 (a)	151,690
10,000	BBB+	5.250% due 10/1/15 (a)	918,005
70,000	BBB+	6.000% due 9/30/34 (a)	65,653
160,000	BBB+	Telefonica Europe BV, Company Guaranteed Notes, 7.750% due 9/15/10 (a)	172,998
700,000	A	Verizon Communications Inc., Senior Unsecured Notes, 5.550% due 2/15/16 (a)	707,000
		Verizon Global Funding Corp., Senior Unsecured Notes:
5,000	A	6.875% due 6/15/12 (a)	5,387
165,000	A	7.375% due 9/1/12 (a)	182,036
165,000	A	Verizon Maryland Inc., Senior Unsecured Notes, 5.125% due 6/15/33 (a)	141,442
340,000	A	Verizon New Jersey Inc., Debentures Notes, 5.875% due 1/17/12 (a)	348,280

		Total Diversified Telecommunication Services	6,303,869

Electric Utilities — 0.6%
85,000	BB-	AES Corp./The, Secured Notes, 8.750% due 5/15/13 (a)(e)	91,162
900,000	BBB+(h)	DPL Inc., Senior Notes, 8.000% due 3/31/09 (a)	947,146
230,000	BBB	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35 (a)	221,144

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Electric Utilities — 0.6% (continued)
		FirstEnergy Corp.:
$ 40,000	BBB-	6.450% due 11/15/11 (a)	$42,074
735,000	BBB-	7.375% due 11/15/31 (a)	859,355
185,000	A	Florida Power & Light Co, 1St Mortgage Notes, 4.950% due 6/1/35 (a)	169,099
245,000	BBB+	Florida Power Corp., 1St Mortgage Notes, 5.900% due 3/1/33 (a)	252,747
5,000	A+	Hydro-Quebec, Global Debentures, Series JL, 6.300% due 5/11/11 (a)	5,258
40,000	BBB+	Midamerican Energy Holdings Co., Senior Unsecured Notes, 5.875% due 10/1/12 (a)	41,331
110,000	A-	Niagara Mohawk Power Corp., Senior Notes, 7.750% due 10/1/08 (a)	113,993
250,000	BBB	Pacific Gas & Electric Co, 6.050% due 3/1/34 (a)	259,306
800,000	BBB	PSEG Power LLC, Company Guaranteed Notes, 7.750% due 4/15/11 (a)	873,060
125,000	A-	Public Service Electric & Gas Co., 1St Mortgage Notes, 5.250% due 7/1/35 (a)	116,368
300,000	BBB+	Scottish Power PLC, 4.910% due 3/15/10 (a)	297,628
175,000	AA	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (a) (e)	171,331
250,000	BBB	Virginia Electric and Power Co., Notes, 5.730% due 11/25/08 (a)	252,096

		Total Electric Utilities	4,713,098

Electronic Equipment & Instruments — 0.0%
		NXP BV/NXP Funding LLC: (a)
15,000	BB+	Secured Notes, 7.875% due 10/15/14 (a) (e)	15,562
75,000	B+	Senior Notes, 9.500% due 10/15/15 (a) (e)	77,812

		Total Electronic Equipment & Instruments	93,374

Energy Equipment & Services — 0.1%
		Halliburton Co.:
100,000	BBB+	Debentures Notes, 7.600% due 8/15/96 (a) (e)	118,401
450,000	BBB+	Senior Unsecured Notes, 5.500% due 10/15/10 (a)	455,730
60,000	BB-	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14 (a)	61,800
58,000	BB	Southern Natural Gas Co., Notes, 8.000% due 3/1/32 (a)	70,694
110,000	BB	Tennessee Gas Pipeline Co., Debentures Notes, 7.625% due 4/1/37 (a)	130,246

		Total Energy Equipment & Services	836,871

Food & Staples Retailing — 0.1%
580,000	AA	Wal-Mart Stores Inc., Notes, 3.375% due 10/1/08 (a)	566,085

Gas Utilities — 0.0%
250,000	BBB	CenterPoint Energy Resources Corp., Notes, 6.150% due 5/1/16 (a)	259,233

Health Care Equipment & Supplies — 0.0%
130,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (a) (e)	130,325

Health Care Providers & Services — 0.3%
50,000	BBB-	AmerisourceBergen Corp., Company Guaranteed Notes, 5.875% due 9/15/15 (a)	49,250
1,200,000	BBB	Cardinal Health Inc., 5.630% due 10/2/09 (a) (b) (e)	1,201,945
		HCA Inc.:
120,000	B-	Debentures Notes, 7.190% due 11/15/15 (a)	110,695
		Secured Notes:
260,000	BB-	9.250% due 11/15/16 (a) (e)	279,175
63,000	BB-	9.625% due 11/15/16 (a) (e)	68,197
		Senior Unsecured Notes:
30,000	B-	7.875% due 2/1/11 (a)	30,526
15,000	BB+	6.300% due 10/1/12 (a)	14,006
395,000	B-	6.250% due 2/15/13 (a)	358,956
29,000	B-	6.500% due 2/15/16 (a) (g)	25,012

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 0.3% (continued)
		Tenet Healthcare Corp., Senior Notes:
$ 76,000	CCC+	6.375% due 12/1/11 (a)	$71,345
455,000	CCC+	9.875% due 7/1/14 (a)	465,237
150,000	BBB+	WellPoint Inc., 5.950% due 12/15/34 (a)	152,967

		Total Health Care Providers & Services	2,827,311

Hotels, Restaurants & Leisure — 0.1%
		Boyd Gaming Corp., Senior Subordinated Notes:
25,000	Ba3	6.750% due 4/15/14 (a)	25,000
80,000	B+	7.125% due 2/1/16 (a)	79,000
10,000	BB+	Hilton Hotels Corp., Senior Unsecured Notes, 7.625% due 5/15/08 (a)	10,237
30,000	B-	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10 (a)	32,850
		Mandalay Resort Group:
20,000	BB	7.000% due 11/15/36 (a)	20,500
		Senior Unsecured Notes:
200,000	B+	10.250% due 8/1/07 (a)	204,500
10,000	BB	9.500% due 8/1/08 (a)	10,512
		MGM Mirage:
		Company Guaranteed Notes:
6,000	B+	9.750% due 6/1/07 (a)	6,082
35,000	BB	8.500% due 9/15/10 (a)	37,669
50,000	BB	6.625% due 7/15/15 (a)	48,312
20,000	BB	7.625% due 1/15/17 (a)	20,350
30,000	BB	Senior Notes, 6.750% due 9/1/12 (a)	30,075
		Mohegan Tribal Gaming Authority:
2,000	B	Company Guaranteed Notes, 6.375% due 7/15/09 (a)	2,010
10,000	B	Senior Subordinated Notes, 8.000% due 4/1/12 (a)	10,450
20,000	B+	River Rock Entertainment Authority, Secured Notes, 9.750% due 11/1/11 (a)	21,450
30,000	BBB-	Starwood Hotels & Resorts Worldwide Inc., Company Guaranteed Notes, 7.375% due 5/1/07 (a)	30,074
		Station Casinos Inc.: (a)
28,000	B+	Senior Notes, 6.000% due 4/1/12 (a)	27,300
5,000	B	Senior Subordinated Notes, 6.875% due 3/1/16 (a)	4,669
55,000	B+	Senior Unsecured Notes, 7.750% due 8/15/16 (a)	56,787

		Total Hotels, Restaurants & Leisure	677,827

Household Durables — 0.2%
10,000	BB	Beazer Homes USA Inc., Company Guaranteed Notes, 8.375% due 4/15/12 (a)	10,300
1,700,000	BBB	Pulte Homes Inc., Senior Unsecured Notes, 6.250% due 2/15/13 (a)	1,763,551

		Total Household Durables	1,773,851

Household Products — 0.1%
20,000	CCC+	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12 (a)	20,750
500,000	A-	Clorox Co., Senior Notes, 5.485% due 12/14/07 (a)(b)	500,621

		Total Household Products	521,371

Independent Power Producers & Energy Traders — 0.1%
50,000	BBB	Duke Energy Corp., 6.250% due 1/15/12 (a)	52,490
80,000	B-	NRG Energy Inc., Company Guaranteed Notes, 7.250% due 2/1/14 (a)	81,800
		TXU Corp.:
555,000	BB-	6.550% due 11/15/34 (a)	495,900

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.1% (continued)
		Senior Unsecured Notes:
$ 120,000	BB-	5.550% due 11/15/14 (a)	$110,356
60,000	BB-	6.500% due 11/15/24 (a)	54,678

		Total Independent Power Producers & Energy Traders	795,224

Industrial Conglomerates — 0.2%
		Tyco International Group SA, Company Guaranteed Notes:
220,000	BBB+	6.375% due 10/15/11 (a)	561,770
420,000	BBB	6.000% due 11/15/13 (a)	447,454
236,000	BBB	6.875% due 1/15/29 (a)	285,673

		Total Industrial Conglomerates	1,294,897

Insurance — 0.2%
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
500,000	AAA	3.400% due 7/2/07 (a)	497,191
190,000	AAA	4.125% due 1/15/10 (a)	186,112
245,000	AAA	4.750% due 5/15/12 (a)	242,533
400,000	AA	Metropolitan Life Global Funding I, Notes, 3.375% due 10/5/07 (a)(e)	393,811

		Total Insurance	1,319,647

IT Services — 0.0%
110,000	BBB-	Electronic Data Systems Corp., 7.125% due 10/15/09 (a)	13,861
50,000	B-	Sungard Data Systems Inc., Company Guaranteed Notes, 9.125% due 8/15/13 (a)	53,625

		Total IT Services	67,486

Media — 0.7%
20,000	CCC+	AMC Entertainment Inc./Old, Company Guaranteed Notes, 11.000% due 2/1/16 (a)	22,825
30,000	BBB	BSKYB Finance U.K. PLC, Company Guaranteed Notes, 6.500% due 10/15/35 (a)(e)	31,337
		Clear Channel Communications Inc.:
		Senior Notes:
10,000	BB+	4.625% due 1/15/08 (a)	9,933
310,000	BB+	5.500% due 9/15/14 (a)	275,193
100,000	BB+	4.900% due 5/15/15 (a)	84,683
10,000	BB+	Senior Unsecured Notes, 6.250% due 3/15/11 (a)	9,983
30,000	BBB+	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 8.375% due 3/15/13 (a)	34,695
210,000	BBB+	Comcast Cable Communications LLC, Company Guaranteed Notes, 8.875% due 5/1/17 (a)	260,348
		Comcast Corp., Company Guaranteed Notes:
350,000	BBB+	6.500% due 1/15/15 (a)	374,206
30,000	BBB+	5.875% due 2/15/18 (a)	30,625
80,000	BBB+	7.050% due 3/15/33 (a)	89,781
450,000	BBB+	6.500% due 11/15/35 (a)	475,713
350,000	BBB+	6.450% due 3/15/37 (a)	367,465
160,000	BBB-	COX Communications Inc., Notes, 3.875% due 10/1/08 (a)	156,897
		CSC Holdings Inc.:
4,000	B+	Debentures Notes, 7.875% due 2/15/18 (a)	4,155
65,000	B+	Senior Notes, 7.625% due 4/1/11 (a)	67,112
70,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13 (a)	74,287
		Echostar DBS Corp., Company Guaranteed Notes:
50,000	BB-	6.625% due 10/1/14 (a)	50,625
50,000	BB-	7.125% due 2/1/16 (a)	51,937
15,000		Kabel Deutschland GmbH, Company Guaranteed Notes, 10.625% due 7/1/14 (a)	16,800

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Media — 0.7% (continued)
		Lamar Media Corp., Company Guaranteed Notes:
$ 40,000	B	7.250% due 1/1/13 (a)	$40,800
50,000	B	6.625% due 8/15/15 (a)	49,500
		Liberty Media LLC:
10,000	BB+	Senior Notes, 5.700% due 5/15/13 (a)	9,630
640,000	BB+	Senior Unsecured Notes, 7.875% due 7/15/09 (a)	674,990
		News America Holdings Inc., Company Guaranteed Notes:
125,000	BBB	8.500% due 2/23/25 (a)	153,466
140,000	BBB	8.150% due 10/17/36 (a)	174,132
		News America Inc., Company Guaranteed Notes:
315,000	BBB	7.625% due 11/30/28 (a)	363,744
25,000	BBB	6.200% due 12/15/34 (a)	35,288
20,000	BB-	Reader’s Digest Association Inc., Senior Unsecured Notes, 6.500% due 3/1/11 (a)	20,899
70,000	BB+	Rogers Cable Inc., Secured Notes, 6.750% due 3/15/15 (a)	73,675
10,000	B	SInclair Broadcast Group Inc., Company Guaranteed Notes, 8.000% due 3/15/12 (a)	10,350
5,000	B	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13 (a)	5,100
125,000	BBB+	Time Warner Cos. Inc., Debentures Notes, 7.570% due 2/1/24 (a)	141,836
50,000	BBB+	Time Warner Entertainment Co. LP, Senior Notes, 8.375% due 7/15/33 (a)	63,359
		Time Warner Inc., Company Guaranteed Notes:
100,000	BBB+	6.875% due 5/1/12 (a)	294,944
115,000	BBB+	7.625% due 4/15/31 (a)	133,977
385,000	BBB+	7.700% due 5/1/32 (a)	453,300
280,000	BBB+	Turner Broadcasting System Inc., Senior Notes, 8.375% due 7/1/13 (a)	321,869

		Total Media	5,509,459

Metals & Mining — 0.1%
100,000	A	Corp. Nacional del Cobre de Chile - CODELCO, Senior Notes, 4.750% due 10/15/14 (a)(e)	96,757
250,000	BBB	Teck Cominco Ltd., Notes, 6.125% due 10/1/35 (a)	248,949
		Vale Overseas Ltd., Company Guaranteed Notes:
40,000	BBB	8.250% due 1/17/34 (a)	49,145
500,000	BBB	6.875% due 11/21/36 (a)	528,378

		Total Metals & Mining	923,229

Multiline Retail — 0.0%
80,000	BBB	Federated Department Stores Inc., Debentures Notes, 6.790% due 7/15/27 (a)	81,097
20,000	BBB-	JC Penney Corp. Inc., Debentures Notes, 7.400% due 4/1/37 (a)	22,668
300,000	A+	Target Corp., Senior Unsecured Notes, 5.400% due 10/1/08 (a)	301,991

		Total Multiline Retail	405,756

Multi-Utilities — 0.1%
		Dominion Resources Inc./VA:
		Senior Notes:
175,000	BBB	5.125% due 12/15/09 (a)	175,372
80,000	BBB	4.750% due 12/15/10 (a)	78,948
102330,000	BBB	5.700% due 9/17/12 (a)	338,332
135,000	BBB	Senior Unsecured Notes, 7.195% due 9/15/14 (a)	150,735
225,000	BBB	Energy East Corp., 6.750% due 7/15/36 (a)	246,289

		Total Multi-Utilities	989,676

Office Electronics — 0.0%
30,000	BB+	Xerox Corp., Senior Unsecured Notes, 6.750% due 2/1/17 (a)	31,863

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.2%
$ 710,000	BBB-	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.450% due 9/15/36 (a)	$1,619,878
		Atlantic Richfield Co.:
755,000	AA+	Debentures Notes, 9.125% due 3/1/11 (a)	868,274
40,000	AA+	Notes, 5.900% due 4/15/09 (a)	40,712
		Chesapeake Energy Corp., Company Guaranteed Notes:
40,000	BB	6.375% due 6/15/15 (a)	39,900
30,000	BB	6.250% due 1/15/18 (a)	29,700
380,000	AA	ChevronTexaco Capital Co., Company Guaranteed Notes, 3.500% due 9/17/07 (a)	376,759
		Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes:
35,000	BB-	7.500% due 5/15/15 (a)	35,875
65,000	B+	7.750% due 5/15/17 (a)	67,600
110,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)(e)	113,025
80,000	A-	Conoco Funding Co., Company Guaranteed Notes, 7.250% due 10/15/31 (a)	95,871
355,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	413,072
		El Paso Corp.:
700,000	BB-	Notes, 6.950% due 12/15/07 (a)	710,609
325,000	BB-	Senior Notes, 7.750% due 1/15/32 (a)	355,875
227,000	BB-	Senior Unsecured Notes, 7.800% due 8/1/31 (a)	248,849
9,000	BB	El Paso Natural Gas Co., 8.375% due 6/15/32 (a)	11,362
190,000	Baa2	EnCana Corp., 6.300% due 11/1/11 (a)	197,772
350,000	BBB	Gaz Capital for Gazprom, Notes, 6.212% due 11/22/16 (a)(e)	350,700
510,000	BBB-	Hess Corp., Notes, 7.300% due 8/15/31 (a)	582,581
965,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31 (a)	1,162,495
70,000	BBB	Kinder Morgan Energy Partners LP, Senior Notes, 6.300% due 2/1/09 (a)	71,373
300,000	BBB	Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 6.750% due 3/15/11 (a)	316,418
30,000	BB	OMI Corp., Senior Notes, 7.625% due 12/1/13 (a)	30,450
55,000	BB	OPTI Canada Inc., Company Guaranteed Notes, 8.250% due 12/15/14 (a)(e)	57,200
39,000	BB	Peabody Energy Corp., Company Guaranteed Notes, 6.875% due 3/15/13 (a)	39,683
370,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 7.375% due 12/15/14 (a)	408,665
30,000	B	Petrozuata Finance Inc., Company Guaranteed Notes, Series 8.22, 8.220% due 4/1/17 (a)(e)	29,925
45,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17 (a)	44,100
90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, 0.000% due 9/1/12 (a)	68,966
25,000	B1(d)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(e)	25,500
500,000	BB-	Sonat Inc, Notes, 6.750% due 10/1/07 (a)	505,531
49,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11 (a)	53,043
30,000	A-	Vintage Petroleum Inc., Senior Unsecured Notes, 8.250% due 5/1/12 (a)	31,297
50,000	BBB-	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12 (a)	55,875
		Williams Cos. Inc.:
323,000	BB	Notes, 8.750% due 3/15/32 (a)	371,450
130,000	BB	Senior Unsecured Notes, 7.750% due 6/15/31 (a)	139,100
		XTO Energy Inc., Senior Notes:
540,000	BBB	7.500% due 4/15/12 (a)	592,447
30,000	BBB	6.250% due 4/15/13 (a)	31,294

		Total Oil, Gas & Consumable Fuels	10,193,226

Paper & Forest Products — 0.1%
1,000	B	Georgia-Pacific Corp., Notes, 8.125% due 5/15/11 (a)	1,063
475,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	505,177

		Total Paper & Forest Products	506,240

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 0.2%
$ 225,000	BBB+	AvalonBay Communities Inc., Notes, 5.000% due 8/1/07 (a)	$224,633
650,000	A-	ERP Operating LP, Senior Unsecured Notes, 6.625% due 3/15/12 (a)	693,018
		Forest City Enterprises Inc., Senior Unsecured Notes:
10,000	BB-	7.625% due 6/1/15 (a)	10,300
19,000	BB-	6.500% due 2/1/17 (a)	18,715
9,000	BBB-	Health Care REIT Inc., Notes, 8.000% due 9/12/12 (a)	9,999
30,000	BB	Host Marriott LP, Company Guaranteed Notes, 6.750% due 6/1/16 (a)	30,300
300,000	BBB	iStar Financial Inc., Senior Unsecured Notes, 5.800% due 3/15/11 (a)	304,436
325,000	BB+	Rouse Co./The, 5.375% due 11/26/13 (a)	312,510
		Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes:
10,000	BB+	8.750% due 5/1/09 (a)	10,650
30,000	BB+	6.750% due 6/1/10 (a)	30,788
30,000	BB+	9.000% due 5/1/12 (a)	33,863
20,000	BB+	7.125% due 6/1/15 (a)	20,975

		Total Real Estate Investment Trusts (REITs)	1,700,187

Road & Rail — 0.2%
1,200,000	BBB	Burlington Northern Santa Fe Corp., Senior Unsecured Notes, 7.875% due 4/15/07 (a)	1,213,368
27,000	CCC+	Horizon Lines LLC, Company Guaranteed Notes, 9.000% due 11/1/12 (a)	28,418
10,000	B-	Kansas City Southern Railway, Company Guaranteed Notes, 9.500% due 10/1/08 (a)	10,500
		Norfolk Southern Corp., Senior Notes:
20,000	BBB+	6.750% due 2/15/11 (a)	21,168
105,000	BBB+	7.250% due 2/15/31 (a)	123,432
		Union Pacific Corp., Notes:
45,000	BBB	6.650% due 1/15/11 (a)	47,369
140,000	BBB	5.375% due 5/1/14 (a)	140,305

		Total Road & Rail	1,584,560

Software — 0.1%
900,000	A-	Oracle Corp. and Ozark Holding Inc., 5.000% due 1/15/11 (a)	900,489

Specialty Retail — 0.0%
30,000	B1	Amerigas Partners LP, Senior Unsecured Notes, 7.250% due 5/20/15 (a)	30,600
60,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	59,400

		Total Specialty Retail	90,000

Textiles, Apparel & Luxury Goods — 0.0%
30,000	B	Oxford Industries Inc., Company Guaranteed Notes, 8.875% due 6/1/11 (a)	31,350

Thrifts & Mortgage Finance — 0.4%
320,000	A	Countrywide Home Loans Inc., Company Guaranteed Notes, 5.520% due 2/27/08 (a)(b)	320,392
425,000	A+	Nationwide Building Society, Notes, 4.250% due 2/1/10 (a)(e)	414,660
2,400,000	A	Washington Mutual Bank/Henderson NV, Notes, 5.400% due 11/16/07 (a)(b)	2,413,434

		Total Thrifts & Mortgage Finance	3,148,486

Tobacco — 0.1%
		Altria Group Inc.:
300,000	BBB	Debentures Notes, 7.750% due 1/15/27 (a)	370,412
235,000	BBB	Senior Unsecured Notes, 7.000% due 11/4/13 (a)	258,461
85,000	BB	Reynolds American Inc., Company Guaranteed Notes, 7.250% due 6/1/12 (a)	90,030

		Total Tobacco	718,903

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Wireless Telecommuication Services — 0.3%
$ 55,000	A	New Cingular Wireless Services Inc., Senior Unsubordinated Notes, 8.125% due 5/1/12 (a)	$62,323
		Nextel Communications Inc., Company Guaranteed Notes: (a)
700,000	BBB	6.875% due 10/31/13 (a)	718,003
15,000	BBB	5.950% due 3/15/14 (a)	14,808
60,000	BBB	7.375% due 8/1/15 (a)	62,147
10,000	BB+	Rogers Wireless Inc., Secured Notes, 6.375% due 3/1/14 (a)	10,313
		Vodafone Group PLC:
1,250,000	A-	5.424% due 6/29/07 (a)(b)	1,250,186
390,000	A-	3.950% due 1/30/08 (a)	385,911
160,000	A-	Senior Notes, 7.750% due 2/15/10 (a)	171,112

		Total Wireless Telecommuication Services	2,674,803

		TOTAL CORPORATE BONDS & NOTES (Cost — $105,973,361)	107,305,721

MUNICIPAL BONDS — 0.6%

Illinois — 0.1%
170,000	AAA	Chicago IL, GO, Drivers, Series 1287, FSA-Insured, 6.406% due 1/1/14 (a)(b)	189,712
210,000	AA	Illinois State, GO, 5.100% due 6/1/33 (a)	205,859

		Total Illinois	395,571

New York — 0.0%
130,000	AA+	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Drivers, Series 1289, 6.426% due 12/15/13 (a)(b)	144,798

Oregon — 0.1%
600,000	AAA	Oregon School Boards Association GO, Series A, FGIC-Insured, zero coupon bond to yield, 4.170% due 6/30/09 (a)	535,302

Texas — 0.0%
345,000	AA	Texas State PFA Revenue, Unemployment Compensation, Series B, 3.125% due 6/15/07 (a)	342,864

Virginia — 0.4%
1,300,000	BBB	Tobacco Settlement Financing Corp., Asset Backed, 5.625% due 6/1/37 (a)	1,383,993
1,908,441	AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34 (a)	1,908,651

		Total Virginia	3,292,644

		TOTAL MUNICIPAL BONDS (Cost — $4,529,506)	4,711,179

SOVEREIGN BONDS — 2.3% +

Brazil — 0.2%
		Federative Republic of Brazil:
70,000 $	BB	8.875% due 4/15/24 (a)	89,005
101,000 $	BB	10.125% due 5/15/27 (a)	145,187
433,000 $		11.000% due 8/17/40 (a)	578,748
		Collective Action Securities:
25,000 $	BB	7.875% due 3/7/15 (a)	28,225
350,000 $	BB	8.750% due 2/4/25 (a)	441,875

		Total Brazil	1,283,040

Canada — 0.0%
170,000	AA	Province of Ontario Canada, 3.500% due 9/17/07 (a)	168,389

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Colombia — 0.0%
		Colombia Government International Bond:
$ 49,000$	BB+	11.750% due 2/25/20 (a)	$71,785
100,000$	BB+	7.375% due 9/18/37 (a)	107,050

		Total Colombia	178,835

Germany — 1.1%
7,020,000		Bundesschatzanweisungen, 2.500% due 3/23/07 (a)	9,281,066

Hong Kong — 0.1%
1,000,000	AA	Hong Kong Government International Bond, 5.125% due 8/1/14 (a) (e)	1,008,718

Korea — 0.1%
1,050,000	A	Export-Import Bank of Korea, Notes, 5.580% due 10/4/11 (a) (b) (e)	1,051,162

Mexico — 0.3%
		United Mexican States:
1,253,000	BBB	6.750% due 9/27/34 (a)	1,616,932
160,000	BBB	Medium-Term Notes, 5.625% due 1/15/17 (a)	161,040
275,000	BBB	Series A, 6.375% due 1/16/13 (a)	289,437

		Total Mexico	2,067,409

Panama — 0.0%
		Republic of Panama:
21,000 $	BB	9.375% due 4/1/29 (a)	28,140
19,000 $	BB	6.700% due 1/26/36 (a)	19,808

		Total Panama	47,948

Russia — 0.3%
1,290,000	NR	Russian Federation, 5.000% due 3/31/30 (a)	2,032,946

United Kingdom — 0.2%
900,000	AAA	United Kingdom Treasury Notes, 4.250% due 3/7/11 (a)	1,709,165

		TOTAL SOVEREIGN BONDS (Cost — $17,995,948)	18,828,678

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 19.9%

U.S Government Agencies — 4.2%
240,000		Federal Agricultural Mortgage Corp.(FAMC), 4.250% due 7/29/08 (a)	238,010
400,000		Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12 (a)	401,216
		Federal Home Loan Bank (FHLB):
70,000		3.500% due 11/15/07 (a)	69,202
580,000		5.125% due 6/13/08 (a)	581,822
30,000		5.000% due 2/20/09 (a)	30,114
		Federal Home Loan Mortgage Corp. (FHLMC):
1,120,000		4.375% due 11/16/07 (a)	1,113,837
444		10.250% due 2/1/10 (a)	473
1,610,000		4.750% due 1/18/11 (a)	1,608,324
850,000		6.750% due 3/15/31 (a)	1,043,865
470,000		5.625% due 11/23/35 (a)	460,308
		Federal National Mortgage Association (FNMA):
2,100,000		4.250% due 9/15/07 (a)	2,088,904
1,500,000		3.250% due 11/15/07 (a)	1,480,240
670,000		5.250% due 8/1/12 (a)	679,761

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount	Security	Value

U.S Government Agencies — 4.2% (continued)
$ 1,050,000	4.625% due 10/15/13 (a)	$1,038,381
2,075,000	5.125% due 1/2/14 (a)	2,089,307
1,170,000	5.550% due 2/16/17 (a)	1,178,087
20,800,000	5.000% due 4/1/37 (c)	20,195,510

	Total U.S Government Agencies	34,297,361

U.S. Government Obligations — 15.7%
	U.S. Treasury Bonds:
2,330,000	8.500% due 2/15/20 (a)	3,179,541
2,585,000	8.750% due 8/15/20 (a)	3,611,529
700,000	8.000% due 11/15/21 (a)	2,064,562
11,075,000	6.250% due 8/15/23 (a)	12,924,016
4,240,000	6.000% due 2/15/26 (a)	5,647,269
1,865,000	6.750% due 8/15/26 (a)	2,327,755
2,671,789	2.375% due 1/15/27 (a)	3,671,204
160,000	6.125% due 11/15/27 (a)	3,521,661
200,000	5.375% due 2/15/31 (a)	218,125
395,000	4.500% due 2/15/36 (a)	3,075,398
40,000	4.750% due 2/15/37 (a)	9,474,314
	U.S. Treasury Notes:
7,400,000	2.750% due 8/15/07 (a)	7,325,134
5,200,000	4.375% due 12/31/07 (a)	5,176,439
1,400,000	4.625% due 3/31/08 (a)	1,396,665
170,000	3.750% due 5/15/08 (a)	3,033,906
100,000	5.000% due 7/31/08 (a)	100,371
2,800,000	4.875% due 8/31/08 (a)	2,805,690
8,900,000	4.750% due 12/31/08 (a)	8,915,299
210,000	4.500% due 2/15/09 (a)	209,483
40,000	3.875% due 5/15/09 (a)	39,402
40,000	4.000% due 6/15/09 (a)	39,495
100,000	3.625% due 7/15/09 (a)	97,867
1,000,000	3.375% due 10/15/09 (a)	970,860
16,900,000	3.500% due 11/15/09 (a)	16,449,125
3,400,000	3.500% due 12/15/09 (a)	3,306,769
600,000	3.625% due 1/15/10 (a)	585,235
50,000	4.000% due 4/15/10 (a)	49,252
1,400,000	4.125% due 8/15/10 (a)	1,383,102
1,470,000	4.750% due 3/31/11 (a)	2,795,213
900,000	4.875% due 5/31/11 (a)	913,009
50,000	4.625% due 10/31/11 (a)	50,230
2,200,000	4.625% due 12/31/11 (a)	2,209,539
400,000	4.750% due 1/31/12 (a)	1,717,731
6,000,000	4.250% due 11/15/13 (a)	5,907,660
210,000	4.250% due 11/15/14 (a)	206,128
790,000	5.125% due 5/15/16 (a)	822,896
20,000	4.625% due 11/15/16 (a)	20,094
8,950,000	4.625% due 2/15/17 (a)	9,001,740
	U.S. Treasury Strip Principal (STRIPS) :
1,825,000	Zero coupon bond to yield 4.835% due 11/15/21 (a)(i)	903,307
2,000,000	Zero coupon bond to yield 5.396% due 11/15/24 (a)(i)	857,618

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount		Security	Value

U.S. Government Obligations — 15.7% (continued)
$ 1,120,000		Zero coupon bond to yield 4.772% due 11/15/27 (a)(i)	$419,455

		Total U.S. Government Obligations	127,424,088

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $160,165,834)	161,721,449

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.7%
		U.S. Treasury Bonds, Inflation Indexed:
181,999		2.375% due 1/15/25 (a)	185,625
325,357		2.000% due 1/15/26 (a)	3,455,909
		U.S. Treasury Notes, Inflation Indexed:
468,697		0.875% due 4/15/10 (a)	2,802,874
4,229,430		2.375% due 4/15/11 (a)	5,093,215
2,632,057		2.000% due 1/15/14 (a)	2,603,065
10,706		2.000% due 7/15/14 (a)	5,621,719
414,992		1.875% due 7/15/15 (a)	405,736
528,705		2.000% due 1/15/16 (a)	521,105
1,488,883		2.500% due 7/15/16 (a)	1,531,223

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $22,085,388)	22,220,471

CONVERTIBLE PREFERRED STOCK — 0.1%
CONSUMER DISCRETIONARY — 0.1%

Automobiles — 0.1%
3,000		General Motors 6.25% 7/15/33, 6.250% due 3/6/32 (a)	69,720
21,900		General Motors Corp., 4.500% due 3/6/32 (a)	540,273

		Total Automobiles	609,993

		TOTAL CONSUMER DISCRETIONARY	609,993

TELECOMMUNICATION SERVICES — 0.0%

Diversified Telecommunication Services — 0.0%
35		McLeodUSA Inc., 2.500% due 4/18/12 (j)*	0

		TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $586,100)	609,993

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
100		Home Ownership Funding CP II, 13.338% (a)(e)	15,256
HEALTH CARE — 0.0%

Health Care Equipment & Supplies — 0.0%
41,000		Fresenius Medical Care Capital Trust II, Company Guaranteed Notes, 7.875% (a)	41,717

		TOTAL PREFERRED STOCKS (Cost — $106,494)	56,973

Contracts

PURCHASE OPTIONS — 0.3%

United Kingdom — 0.0%
6,300,000	GBP	Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 6/6/09 (a)	136

		Total United Kingdom	136

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments
Contracts		Security	Value
United States — 0.3%
152		Eurodollar Futures, Call @ $95.00, expires 9/14/07 (a)	$164,350
15		Eurodollar Futures, Call @ $95.00, expires 9/17/07 (a)	6,375
282		Eurodollar Futures, Call @ $95.25, expires 9/14/07 (a)	202,687
140		Eurodollar Futures, Put @ $90.25, expires 9/17/07 (a)	875
90		Eurodollar Futures, Put @ $91.25, expires 12/17/07 (a)	563
181		Eurodollar Futures, Put @ $91.25, expires 6/18/07 (a)	1,131
73		Eurodollar Futures, Put @ $91.75, expires 12/17/07 (a)	456
90		Eurodollar Futures, Put @ $91.75, expires 9/17/07 (a)	563
134		Eurodollar Futures, Put @ $92.00, expires 3/19/07 (a)	837
17,800,000		Swaption, 3 Month LIBOR, 4.75% fixed rate, Call @ 4.75, expires 7/2/07 (a)	7,319
20,000,000		Swaption, 3 Month LIBOR, 4.90% fixed rate, Call @ 4.90, expires 7/2/07 (a)	59,871
23,400,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 2/1/08 (a)	165,852
13,300,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 7/12/07 (a)	88,258
4,600,000		Swaption, 3 Month LIBOR, 5.08% fixed rate, Call @ 5.08, expires 4/19/07 (a)	14,379
54,700,000		Swaption, 3 Month LIBOR, 5.20% fixed rate, Call @ 5.20, expires 1/25/10 (a)	588,838
54,700,000		Swaption, 3 Month LIBOR, 5.20% fixed rate, Put @ 5.20, expires 6/7/07 (a)	399,706
10,000,000		Swaption, 3 Month LIBOR, 5.25% fixed rate, Call @ 5.25, expires 6/7/07 (a)	66,170
20,300,000		Swaption, 3 Month LIBOR, 5.25% fixed rate, Call @ 5.25, expires 7/2/07 (a)	145,267
22,300,000		Swaption, 3 Month LIBOR, 5.37% fixed rate, Call @ 5.37, expires 7/5/09 (a)	199,652
16,000,000		Swaption, 3 Month LIBOR, 5.50% fixed rate, Call @ 5.50, expires 6/29/07 (a)	176,224
11,900,000		U.S. Dollar vs. Japanese Yen, 8.50% fixed rate, Call @ 8.50, expires 3/20/07 (a)	(94,462)

		Total United States	2,194,911

		TOTAL PURCHASED OPTIONS (Cost — $2,000,488)	2,195,047

Warrants
WARRANT — 0.0%
77		McLeodUSA Inc., expires 4/16/07 (Cost - $0) (a)(j)*	0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $907,313,037)	911,404,267

Face Amount†
SHORT-TERM INVESTMENTS — 17.5%
CERTIFICATE OF DEPOSIT — 0.1%
1,200,000		Royal Bank of Scotland, Certificate of Deposit, 5.260% due 9/14/07 (Cost - $1,200,047) (a)(b)	1,200,298

COMMERCIAL PAPER — 1.7%
4,200,000		Rabobank USA Finance Corp., 5.311% due 3/1/07 (a)	4,200,000
1,200,000		Time Warner Inc., 5.451% due 4/12/07 (a)	1,192,496
7,200,000		Total Fina Elf, 5.321% due 3/1/07 (a)	7,200,000
1,100,000		Viacom Inc., 5.590% due 3/22/07 (a)	1,100,000

		TOTAL COMMERCIAL PAPER (Cost — $13,692,496)	13,692,496

MUTUAL FUND — 0.0%
106,781		BBH Securities Lending Trust (Cost — $106,781)	106,781

SOVEREIGN BONDS — 6.1%
5,300,000	EUR	Belgium Treasury Bill, 3.654% due 4/12/07 (a)	6,982,416
		French Treasury Bills, Zero coupon bond to yield:
16,930,000	EUR	3.640% due 5/3/07 (a)(i)	22,256,058
15,380,000	EUR	3.720% due 5/31/07 (a)(i)	20,157,424

		TOTAL SOVEREIGN BONDS (Cost — $48,795,370)	49,395,898

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Face Amount†	Security	Value
TIME DEPOSITS — 9.4%
76,076,493	BBH — Grand Cayman 4.79%, 03/01/07 (Cost — $76,076,493)	76,076,493 76,076,493

U.S. GOVERNMENT AGENCY — 0.0%
300,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.135% due 6/25/07 (Cost — $295,167)(a)(i)	295,167

U.S. GOVERNMENT OBLIGATION — 0.2%
$ 1,245,000	U.S. Treasury Bill, 4.859% due 3/15/07 (Cost — $1,242,674) (a)(i)	$1,242,674

	TOTAL SHORT-TERM INVESTMENTS (Cost — $141,409,028)	142,009,807

	TOTAL INVESTMENTS — 129.8% (Cost — $1,048,722,065#)	1,053,414,074
	Liabilities in Excess of Other Assets — (29.8)%	(241,550,774)

	TOTAL NET ASSETS — 100.0%	$811,863,300

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
*	Non-income producing securities.
(a)	All or a portion of this security is segregated for open future contracts, written options, swap contracts, foreign currency contracts, TBA’s, mortgage dollar rolls and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.
(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note1).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Interest only security.
(g)	All or a portion of this security is on loan (See Notes 1 and 3).
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Rate shown represents yield-to-maturity.
(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 96 and 97 for definitions of ratings.

Abbreviations used in this schedule:

CPI	—	Consumer Price Index
FGIC	—	Financial Guaranty Insurance Company
FSA	—	Financial Security Assurancy
GO	—	General Obligation
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
MASTR	—	Mortgage Asset Securitization Transactions Inc.
PAC	—	Planned Facilities Authority
PFA	—	Public Facilities Authority
STRIPS		Separate Trading of Registered Interest and Principals

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Summary of Investments by Security Type* (unaudited)
Mortgage-Backed Securities	38.1%
U.S. Government & Agency Obligations	15.4
Collateralized Mortgage Obligations	14.3
Short-Term Investments	13.5
Corporate Bonds & Notes	10.2
Asset-Backed Securities	3.9
U.S. Treasury Inflation Protected Securities	2.1
Sovereign Bonds	1.8
Municipal Bonds	0.4
Purchased Options	0.2
Convertible Preferred Stock	0.1
Preferred Stocks	0.0	**
Warrant	0.0	**

	100.0%

*	As a percentage of total investments.
**	Amount represents less than 0.1%.

Schedule of Written Options

Contracts	Security Name	Expiration Date	Strike Price	Value

United Kingdom
1,800,000	Swaption, 3 Month LIBOR, 4.85 fixed rate Call	6/6/15	$4.85	$1,518

				1,518

United States
8,700,000	Swaption, 3 Month LIBOR, 5.00% fixed rate Call	7/2/07	5.00	73,976
8,800,000	Swaption, 3 Month LIBOR, 5.37% fixed rate Call	7/2/07	5.37	174,777
5,800,000	Swaption, 3 Month LIBOR, 5.15% fixed rate Call	12/24/07	5.15	93,198
3,900,000	Swaption, 3 Month LIBOR, 4.75% fixed rate Call	7/15/12	4.75	15,095
10,100,000	Swaption, 3 Month LIBOR, 5.10% fixed rate Call	2/15/13	5.10	155,939
7,300,000	Swaption, 3 Month LIBOR, 5.50% fixed rate Call	7/5/14	5.50	218,161
6,900,000	Swaption, 3 Month LIBOR, 5.60% fixed rate Call	7/3/12	5.60	197,112
2,000,000	Swaption, 3 Month LIBOR, 5.22% fixed rate Call	4/23/12	5.22	24,526
4,000,000	Swaption, 3 Month LIBOR, 5.34% fixed rate Call	6/11/12	5.34	72,604
58	U.S Treasury Notes Futures, Put	5/25/07	108.00	6,344
58	U.S Treasury Notes Futures, Call	5/25/07	116.00	26,281

	Total United States			1,058,013

	TOTAL WRITTEN OPTIONS (Premiums received — $699,877)			$1,059,531

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Core Fixed Income Investments

Schedule of Securities Sold Short

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$ 500,000	4.500% due 3/1/2035*	$471,875
20,800,000	5.000% due 3/1/2036*	26,021,139
28,400,000	5.500% due 3/1/2036*	49,510,181
1,000,000	6.500% due 3/1/2035*	1,019,688
2,600,000	U.S. Treasury Notes, 6.000% due 8/15/2009	2,684,297

	TOTAL OPEN SHORT SALES (Proceeds — $79,447,786)	$79,707,180

*	This security is traded on a to-be-announced (TBA) basis (See note 1)

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 92.2%
Aerospace & Defense — 1.1%
$ 220,000	B+	Alliant Techsystem Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$220,550
240,000	BB	Bombardier Inc., Notes, 6.300% due 5/1/14 (a)	231,000
360,000	B	DRS Technologies Inc., 7.625% due 2/1/18	372,600
205,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	200,900
90,000	B-	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	92,925

		Total Aerospace & Defense	1,117,975

Airlines — 0.5%
100,000	CCC+	Continental Airlines Inc., 8.750% due 12/1/11	101,000
352,303	BB+(b)	United Airlines Inc., Pass-Through Certificates, Series 2000-2, Senior Secured Notes, 7.032% due 10/1/10 (c)	357,807

		Total Airlines	458,807

Auto Components — 0.8%
40,000	BB	American Axle & Manufacturing Inc., 7.875% due 3/1/17	40,200
300,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	300,000
50,000	BB-	TRW Automotive Holding Corp., Notes, 11.000% due 2/15/13	55,062
		Visteon Corp., Senior Notes:
206,000	CCC+	8.250% due 8/1/10 (d)	210,120
205,000	CCC+	7.000% due 3/10/14 (d)	179,375

		Total Auto Components	784,757

Automobiles — 1.6%
		Ford Motor Co.:
300,000	CCC+	Debentures, 8.875% due 1/15/22	273,000
15,000	CCC+	Notes, 7.450% due 7/16/31	12,112
		General Motors Corp.:
745,000	B-	Debentures, 8.250% due 7/15/23	696,575
115,000	B-	Notes, 7.200% due 1/15/11	112,412
440,000	B-	Senior Debentures, 8.375% due 7/15/33 (d)	410,300

		Total Automobiles	1,504,399

Building Products — 1.1%
		Associated Materials Inc.:
245,000	CCC	9.750% due 4/15/12	257,250
135,000	CCC	Senior Discount Notes, step bond to yield, 9.170% due 3/1/14	101,250
145,000	B-	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	148,262
270,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield, 8.843% due 3/1/14	213,300
370,000	B-	U.S. Concrete Inc., Senior Subordinated Notes, 8.375% due 4/1/14	379,250

		Total Building Products	1,099,312

Capital Markets — 0.2%
160,000	BB-	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	167,200

Chemicals — 0.9%
15,000	B+	ARCO Chemical Co., Debentures, 10.250% due 11/1/10	16,725
15,000	BB+	Chemtura Corp., 6.875% due 6/1/16	14,625
80,000	B	Huntsman International LLC, 7.875% due 11/15/14 (a)	83,200
		Lyondell Chemical Co.:
95,000	BB	10.500% due 6/1/13	104,500
50,000	B+	8.000% due 9/15/14	52,875
45,000	B+	8.250% due 9/15/16	48,600
480,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	482,400
37,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	36,445

		Total Chemicals	839,370

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 3.7%
$ 335,000	B-	ACE Cash Express Inc., Senior Notes, 10.250% due 10/1/14 (a)	$346,725
85,000	BB	Allied Waste North America Inc., 6.875% due 6/1/17	84,362
		Aramark Corp.:
90,000	B-	8.500% due 2/1/15 (a)	401,844
20,000	B-	8.860% due 2/1/15 (a)	20,750
210,000	B-	Cardtronics Inc., 9.250% due 8/15/13	224,700
285,000	B	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	281,437
767,000	B	DI Finance/DynCorp International, Senior Subordinated Notes, 9.500% due 2/15/13	824,525
490,000	B	Hertz Corp., 10.500% due 1/1/16	561,050
280,000	B	Interface Inc., Senior Notes, 10.375% due 2/1/10	311,500
110,000	B-	NCO Group Inc., Senior Notes, 10.230% due 11/15/13 (a)	111,100
340,000	B	RH Donnelley Corp., Senior Discount Notes, step bond to yield, 6.875% due 1/15/13	333,200
110,000	BB-	Service Corp. International, Senior Notes, 7.000% due 6/15/17	111,650

		Total Commercial Services & Supplies	3,612,843

Computers & Peripherals — 0.8%
130,000	CCC+	Activant Solutions Inc., 9.500% due 5/1/16	127,725
165,000	NR	Charys Holding Co., Inc., 8.750% due 2/16/12 (a)	165,000
460,000	B-	Sungard Data Systems Inc., 10.250% due 8/15/15	502,550

		Total Computers & Peripherals	795,275

Consumer Finance — 3.9%
		Ford Motor Credit Co.:
160,000	B	8.625% due 11/1/10	166,049
62,500	B	8.110% due 1/13/12	62,912
125,000	B	8.000% due 12/15/16	123,602
85,000	B	Bonds, 7.375% due 2/1/11	84,591
		Senior Notes:
775,000	B	5.800% due 1/12/09	761,566
295,000	B	9.875% due 8/10/11	318,578
		General Motors Acceptance Corp.:
640,000	BB+	Bonds, 8.000% due 11/1/31	2,023,599
240,000	BB+	Notes, 6.875% due 8/28/12	242,102

		Total Consumer Finance	3,782,999

Containers & Packaging — 1.4%
223,000	CCC+	Graham Package Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14 (d)	230,805
220,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	235,675
145,000	BB-	Greif Inc., Senior Notes, 6.750% due 2/1/17 (a)	147,175
440,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	460,900
255,000	CCC	Portola Packaging Inc., 8.250% due 2/1/12	243,525

		Total Containers & Packaging	1,318,080

Diversified Consumer Services — 0.9%
25,000	CCC+	Allied Security Escrow Corp., Notes, 11.375% due 7/15/11	26,000
240,000	CCC+	Education Management LLC / Education Management Corp., 10.250% due 6/1/16	261,600
175,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	189,875
100,000	B-	Rental Services Corp., 9.500% due 12/1/14 (a)	278,200
140,000	B-	TeamHealth Inc., 11.250% due 12/1/13	147,700

		Total Diversified Consumer Services	903,375

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 7.1%
$ 880,000	CCC+	AAC Group Holding Corp., step bond to yield, 8.051% due 10/1/12	$800,800
285,000	BB+	American Real Estate Partners LP/American Real Estate Finance Corp., 7.125% due 2/15/13	282,150
630,000	B-	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (a)	667,800
500,000	B-	Bluewater Finance Ltd., 10.250% due 2/15/12	523,750
105,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	105,525
350,000	CCC+	Citisteel USA Inc., Senior Secured Notes, 12.949% due 9/1/10	363,125
155,000	B+	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 10.354% due 12/15/10 (a)	165,075
1,355,000	BB+	GMAC LLC, 6.750% due 12/1/14	1,353,385
105,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	108,412
485,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	842,175
90,000	B-	PGS Solutions Inc., 9.625% due 2/15/15 (a)	93,175
300,000	CCC+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	337,500
105,000	B	Snoqualmie Entertainment Authority, 9.150% due 2/1/14 (a)	107,100
565,000	B-	Standard Aero Holdings Inc., 8.250% due 9/1/14	577,712
91,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	96,232
265,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	273,612
160,000	CCC+	Yankee Acquisition Corp., 8.500% due 2/15/15 (a)	164,400

		Total Diversified Financial Services	6,861,928

Diversified Telecommunication Services — 7.4%
170,000	B-	Broadview Networks Holdings Inc., 11.375% due 9/1/12	181,050
		Cincinnati Bell Telephone Co.:
415,000	B-	8.375% due 1/15/14	427,969
35,000	BB-	Senior Debentures, 6.300% due 12/1/28	32,112
465,000	B-	Senior Notes, 7.000% due 2/15/15	465,581
		Citizens Communication Co.:
70,000	BB+	9.000% due 8/15/31	77,875
10,000	BB+	Senior Notes, 7.875% due 1/15/27 (a)	10,475
215,000	NR	Global Crossing Ltd., Senior Notes, 5.000% due 5/15/11	298,850
425,000	B-	Global Crossing UK Finance PLC, 10.750% due 12/15/14	465,375
		Hawaiian Telcom Communications Inc.:
25,000	CCC+	10.889% due 5/1/13	25,750
250,000	CCC+	Senior Subordinated Notes, Series B, 12.500% due 5/1/15 (d)	281,875
320,000	B	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (a)	364,000
210,000	B	Intelsat Corp., 9.000% due 6/15/16 (a)	231,525
290,000	CCC	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	730,325
100,000	CCC+	Level 3 Financing Inc., 11.800% due 3/15/11	108,250
280,000	B-	McLeodUSA Inc., 10.500% due 10/1/11 (a)	291,200
545,000	CC	Primus Telecommunications GP, Senior Notes, 8.000% due 1/15/14 (d)	313,375
190,000	B+	Qwest Capital Funding Inc., 7.250% due 2/15/11	195,462
		Qwest Communications International Inc.:
25,000	B+	8.860% due 2/15/09	25,375
315,000	B+	7.250% due 2/15/11	324,056
		Qwest Communications International:
180,000	BB+	Senior Notes, 7.625% due 6/15/15	193,050
820,000	B+	Senior Notes, Class B, 7.500% due 2/15/14	853,825
300,000	B	Syniverse Technologies Inc., 7.750% due 8/15/13	303,000
135,000	B-	Virgin Media Fianance PLC, 8.750% due 4/15/14	141,412
460,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	532,450
265,000	BB-	Windstream Corp., 8.625% due 8/1/16	291,500

		Total Diversified Telecommunication Services	7,165,717

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Electric Utilities — 1.7%
		AES Corp.:
$ 123,000	BB-	8.750% due 5/15/13 (a)	$131,917
30,000	BB-	9.000% due 5/15/15 (a)	32,287
405,000	B	Senior Notes, 7.750% due 3/1/14	426,262
530,000	B-	Aquila Inc., 14.875% due 7/1/12	694,300
125,864	BB-	Elwood Energy LLC, Secured Notes, 8.159% due 7/5/26	134,826
91,187	BB-	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (a)	89,304
12,520	BB-	Midwest Generation LLC, Pass-Through Certificate, Series B, 8.560% due 1/2/16	13,702
96,000	BB-	PSEG Energy Holdings LLC, Senior Notes, 8.625% due 2/15/08	98,400

		Total Electric Utilities	1,620,998

Electrical Equipment — 0.6%
245,000		General Cable Corp., Senior Notes, 9.500% due 11/15/10	260,925
340,000	B	Superior Essex Communications LLC/Essex Group Inc., Senior Notes, 9.000% due 4/15/12	351,900

		Total Electrical Equipment	612,825

Energy Equipment & Services — 1.0%
130,000	A-	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	178,943
65,000	B	Gulfmark Offshore Inc., 7.750% due 7/15/14	66,625
280,000	BB+	Pacific Energy Partners LP/Pacific Energy Finance Corp., Senior Notes, 7.125% due 6/15/14	293,922
20,000	BB	Southern Natural Gas Co., Notes, 8.000% due 3/1/32	24,377
268,000	BB+	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	305,855

		Total Energy Equipment & Services	869,722

Food & Staples Retailing — 0.3%
200,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	241,250

Food Products — 0.2%
165,000	B-	Dole Foods Co. Inc., 7.250% due 6/15/10	160,875

Health Care Equipment & Supplies — 0.7%
170,000	BBB	Bausch & Lomb Inc., Senior Notes, 5.901% due 8/1/23	196,299
230,000	B-	Invacare Corp., Senior Notes, 9.750% due 2/15/15 (a)	235,175
260,000	CCC	MedQuest Inc., 11.875% due 8/15/12	237,900

		Total Health Care Equipment & Supplies	669,374

Health Care Providers & Services — 4.0%
520,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	527,800
		HCA Inc.:
100,000	B-	6.500% due 2/15/16 (d)	86,250
105,000	BB-	9.250% due 11/15/16 (a)	510,031
80,000	BB-	9.625% due 11/15/16 (a)	86,600
		Notes:
120,000	B-	9.000% due 12/15/14	123,581
190,000	B-	7.690% due 6/15/25	170,479
255,000	CCC+	HealthSouth Corp., Senior Notes, 11.354% due 6/15/14 (a)	284,325
230,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., 8.750% due 6/15/14	239,775
240,000	CCC	InSight Health Services Corp., 10.610% due 11/1/11 (d)	218,400
235,000	B	LifePoint Hospital Inc., Subordinated Notes, 3.250% due 8/15/25	220,900
640,000	BB+	Omnicare Inc., Debentures, 3.250% due 12/15/35	572,800
285,000	CCC+	Select Medical Corp., 7.625% due 2/1/15	252,225
479,000	CCC+	Tenet Health Corp., Senior Notes, 9.875% due 7/1/14	489,777
60,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	62,775

		Total Health Care Providers & Services	3,845,718

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 6.2%
$ 130,000	B+	Boyd Gaming Corp., Senior Subordinated Notes:, 6.750% due 4/15/14	$130,000
105,000	CCC	Buffets Inc., 12.500% due 11/1/14	110,775
392,000	B	Domino’s Inc., Senior Subordinated Notes, 8.250% due 7/1/11	412,972
50,000	CCC+	El Pollo Loco, 11.750% due 11/15/13	55,750
355,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	350,119
410,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	448,950
125,000	BBB	International Game Technology, Senior Notes, 2.600% due 12/15/36 (a)	122,175
50,000	B	Isle of Capri Casino Inc., Senior Subordinated Notes, 7.000% due 3/1/14	49,125
		Majestic Star Casino LLC/ Majestic Star Casino Capital Corp.:
625,000	B+	9.500% due 10/15/10	660,937
400,000	CCC+	9.750% due 1/15/11	386,000
135,000	B+	MGM Mirage, 8.375% due 2/1/11	142,425
530,000	B+	MTR Gaming Group Inc., 9.750% due 4/1/10	557,825
240,000	B-	NPC International Inc., 9.500% due 5/1/14	254,400
220,000	B	OED Corp., 8.750% due 4/15/12	218,900
35,000	CCC+	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	408,825
490,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	525,525
100,000	CCC	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)	104,750
		Station Casinos Inc.:
185,000	B+	Senior Notes, 7.750% due 8/15/16	191,012
15,000	B	Senior Subordinated Notes, 6.625% due 3/15/18	13,669
365,000	B-	Trump Entertainment Resorts Inc., 8.500% due 6/1/15 (d)	366,825
55,000	B+	Turning Stone Resort Casino Enterprise, Senior Notes, 9.125% due 9/15/14 (a)	57,475
390,000	B	Virgin River Casino Corp., 9.000% due 1/15/12	406,087

		Total Hotels, Restaurants & Leisure	5,974,521

Household Durables — 1.8%
20,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	20,775
195,000	BB	Beazer Homes USA Inc., Senior Notes, 8.625% due 5/15/11	200,850
230,000	B-	Elizabeth Arden Inc., 7.750% due 1/15/14	236,900
150,000	B-	Jarden Corp., 7.500% due 5/1/17	152,813
205,000	BB	K Hovnanian Enterprises Inc., 6.250% due 1/15/16	191,675
250,000	B	Libbey Glass Inc., 12.348% due 6/1/11	276,250
200,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	208,000
415,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield, 8.233% due 9/1/12	377,650
50,000	CCC+	Simmons Co., Senior Discount Notes, step bond to yield, 1.627% due 12/15/14	41,750

		Total Household Durables	1,706,663

Household Products — 0.1%
		Nutro Products Inc.:
20,000	CCC	Senior Notes, 9.400% due 10/15/13 (a)	20,875
90,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	99,450

		Total Household Products	120,325

Independent Power Producers & Energy Traders — 5.6%
		Calpine Corp., Senior Notes:
435,000	D	8.750% due 7/15/07	467,625
1,260,000	D	8.500% due 2/15/11	1,285,200
810,000	B-	Dynegy Holdings Inc., Senior Notes, 8.750% due 2/15/12	876,825
		Edison Mission Energy, Senior Notes:
30,000	BB-	7.500% due 6/15/13	31,500
160,000	BB-	7.750% due 6/15/16	170,400

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 5.6% (continued)
		Mirant North America LLC,:
$ 870,000	B-	8.300% due 5/1/11	$891,750
200,000	B-	Senior Notes, 7.375% due 12/31/13	206,500
225,000	B	Mission Energy Holding Co.,, 13.500% due 7/15/08	246,656
545,000	B-	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	557,263
90,000	B	Orion Power Holdings Inc., 12.000% due 5/1/10	664,050
		TXU Corp.:
40,000	BB-	6.500% due 11/15/24	36,452
10,000	BB-	6.550% due 11/15/34	8,935

		Total Independent Power Producers & Energy Traders	5,443,156

Industrial Conglomerates — 0.4%
114,000		Koppers Inc., Senior Notes, 9.875% due 10/15/13	124,830
210,000	CCC+	RBS Global Inc. and Rexnord Corp., 9.500% due 8/1/14 (a)	222,600

		Total Industrial Conglomerates	347,430

Insurance — 0.7%
360,000	BB-	Conseco Inc., 3.500% due 9/30/35	357,300
270,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	292,275

		Total Insurance	649,575

Internet & Catalog Retail — 0.2%
25,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	26,500
155,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	156,550

		Total Internet & Catalog Retail	183,050

Internet Software & Services — 0.3%
310,000	NR	Terremark Worldwide Inc., Senior Notes, 9.000% due 6/15/09	334,025

Leisure Equipment & Products — 1.2%
225,000	CCC-	Bally Total Fitness Holding Corp., 10.500% due 7/15/11 (d)	225,563
215,000	B3	Festival Fun Parks LLC, 10.875% due 4/15/14 (b)	224,138
715,000	CCC	Six Flags Inc., Senior Notes, 9.750% due 4/15/13 (d)	704,275

		Total Leisure Equipment & Products	1,153,976

Machinery — 1.6%
270,000	B-	Metals USA Inc., 11.125% due 12/1/15	301,050
115,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	125,063
115,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield, 1.477% due 4/15/14	105,225
805,000	B-	Thermadyne Holdings Corp., 10.500% due 2/1/14	805,000
235,000	C	Wolverine Tube Inc., 10.500% due 4/1/09	235,588

		Total Machinery	1,571,926

Media — 9.1%
195,000	NR	Adelphia Communications Corp., 9.375% due 11/15/09	206,700
250,000	B-	Affinion Gourp Inc., Senior Notes, 10.125% due 10/15/13	271,250
		AMC Entertainment Inc., Senior Subordinated Notes:
280,000	CCC+	9.500% due 2/1/11	280,700
280,000	CCC+	11.000% due 2/1/16	319,550
260,000	CCC+	Senior Subordinated Notes, step bond to yield, 5.185% due 8/15/14	230,100
629	B-	CanWest Media Inc., Senior Notes, 8.000% due 9/15/12	651

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Media — 9.1% (continued)
		CCH I Holdings,:
$ 560,000	CCC-	9.920% due 4/1/14 (d)	$519,400
430,000	CCC-	CCH I Holdings, Senior Discount Notes, step bond to yield, 11.750% due 5/15/14	422,475
267,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,438,965
193,000	CCC	CCH II LLC/CCH II Capital Corp., 10.250% due 10/1/13	210,370
650,000	CCC-	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750% due 11/15/13	679,250
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount
		Notes, step bond to yield:
40,000	CCC-	11.750% due 5/15/11	39,800
60,000	CCC-	12.125% due 1/15/12	59,700
30,000	CCC-	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes, 10.250% due 1/15/10	30,000
210,000	CCC+	Cinemark Inc., Discount Notes, step bond to yield, 5.682% due 3/15/14	189,525
270,000	CCC+	Cinemark USA Inc., Senior Subordinated Notes, 9.000% due 2/1/13	288,225
105,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	402,675
510,000	B+	CSC Holdings Senior Notes, Series B, 7.625% due 4/1/11	526,575
245,000	BB-	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16	254,494
155,000		Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14	173,600
75,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	360,963
330,000	B	Mediacom LLC/Mediacom Capital Corp., 9.500% due 1/15/13	339,900
150,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	154,875
95,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	97,850
85,000	CCC+	Reader’s Digest Association Inc./The, Senior Subordinated Notes, 9.000% due 2/15/17 (a)	85,000
200,000	BB+	Rogers Cable Inc., Senior Notes, 5.500% due 3/15/14	196,500
220,000	CCC	Sirius Satellite Radio Inc., 9.625% due 8/1/13	223,300
60,000	B	Sun Media Corp., 7.625% due 2/15/13	61,200
265,000	B-	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	258,375
		XM Satellite Radio Inc.:
65,000	CCC	9.860% due 5/1/13	64,513
45,000	CCC	Senior Notes, 9.750% due 5/1/14	45,675
345,000	CCC-	Young Broadcasting Inc., 10.000% due 3/1/11	344,138

		Total Media	8,776,294

Metals & Mining — 1.0%
25,000	B-	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (a)	26,500
300,000	B+	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	336,750
95,000	CCC+	Metals USA Holdings Corp., 11.365% due 1/15/12 (a)	93,575
240,000	B	Novelis Inc., 7.250% due 2/15/15	250,800
65,000	B-	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)	68,575
235,000	NR	WCI Steel Acquisition Inc., Senior Notes, 8.000% due 5/1/16	234,413

		Total Metals & Mining	1,010,613

Multiline Retail — 0.7%
200,000	B-	Bon-Ton Stores Inc., 10.250% due 3/15/14 (d)	213,000
420,000	B-	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15	464,100

		Total Multiline Retail	677,100

Office Electronics — 0.2%
160,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17	169,934

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 8.3%
$ 55,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	$59,675
735,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	757,050
265,000	NR	Callon Petroleum Co., Senior Notes, 9.750% due 12/8/10	274,275
		Chesapeake Energy Corp., Senior Notes:
90,000	BB	6.500% due 8/15/17	89,100
375,000	BB	6.250% due 1/15/18	371,250
500,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	512,500
145,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	148,988
550,000	B	Comstock Resources Inc., 6.875% due 3/1/12	534,875
75,000	B+	Copano Energy LLC, Senior Notes, 8.125% due 3/1/16	78,000
		El Paso Corp., Medium-Term Notes:
375,000	BB-	8.050% due 10/15/30	421,875
250,000	BB-	7.800% due 8/1/31	274,063
		Encore Acquisition Co., Senior Subordinated Notes:
80,000	B	6.250% due 4/15/14	74,200
290,000	B	6.000% due 7/15/15	261,000
190,000	BB	Enterprise Products Operating LP, 8.375% due 8/1/66	211,966
220,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	223,850
60,000	CCC+	Geokinetics Inc., 11.860% due 12/15/12 (a)	62,100
105,000	B	Hanover Compressor Co., Senior Notes, 8.625% due 12/15/10	110,775
130,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	132,113
90,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	88,425
185,000	B+	North American Energy Partners Inc., 8.750% due 12/1/11	189,625
252,000	BB	Omi Corp., Senior Notes, 7.625% due 12/1/13	255,780
110,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	389,638
535,000	CCC+	Petroquest Energy Inc., 10.375% due 5/15/12	564,425
355,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	347,900
45,000	BB-	Pride International Inc., 7.375% due 7/15/14	46,350
35,000	B-	Seitel Acquisition Corp., 9.750% due 2/15/14 (a)	35,700
310,000	B1(b)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	316,200
10,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	9,975
120,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	385,000
440,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	436,700
		Williams Cos. Inc.:
160,000	BB	Debentures, 7.500% due 1/15/31	169,600
121,000	BB	Notes, 8.750% due 3/15/32	139,150

		Total Oil, Gas & Consumable Fuels	7,972,123

Paper & Forest Products — 1.4%
250,000	B+	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	260,313
280,000	B	Mercer International Inc., 9.250% due 2/15/13	280,700
		NewPage Corp.:
15,000	B-	10.000% due 5/1/12	16,425
80,000	B-	11.610% due 5/1/12	87,600
185,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	202,575
520,000	CCC-	Tembec Industries Inc., 8.500% due 2/1/11 (d)	384,150
110,000	CCC+	Verso Paper Holdings LLC and Verson Paper Inc., Senior Subordinated Notes, 11.375% due 8/1/16 (a)	118,800

		Total Paper & Forest Products	1,350,563

Pharmaceuticals — 0.7%
120,000	B+	Angiotech Pharmaceuticals Inc., 9.103% due 12/1/13 (a)	124,500
330,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	351,450
170,000	B+	NBTY Inc., 7.125% due 10/1/15	171,275

		Total Pharmaceuticals	647,225

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 0.8%
$ 95,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., 9.500% due 10/1/15	$91,675
		Forest City Enterprises Inc., Senior Notes:
90,000	BB-	7.625% due 6/1/15	92,700
270,000	BB-	6.500% due 2/1/17	265,950
65,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	65,163
		Ventas Realty LP/Ventas Capital Corp.:
7,000	BB+	8.750% due 5/1/09	7,455
183,000	BB+	9.000% due 5/1/12	206,561

		Total Real Estate Investment Trusts (REITs)	729,504

Road & Rail — 1.0%
50,000	BB-	American Railcar Industries Inc., 7.500% due 3/1/14 (a)	51,125
515,000	B-	Kansas City Southern de Mexico SA de CV, Senior Note, 9.375% due 5/1/12	554,913
300,000	B-	Kansas City Southern Railway, 7.500% due 6/15/09	308,250

		Total Road & Rail	914,288

Semiconductors & Semiconductor Equipment — 0.2%
160,000	B	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	163,000

Software — 0.7%
145,000	NR	Novell Inc., Debentures, 7.830% due 7/15/24	142,100
480,000	B-	UGS Corp., 10.000% due 6/1/12	528,000

		Total Software	670,100

Specialty Retail — 2.9%
489,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	517,557
105,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	105,919
415,000	B-	Finlay Fine Jewerly Corp., 8.375% due 6/1/12	391,138
220,000	B+	GameStop Corp., 8.000% due 10/1/12	234,850
45,000	B	Linens ‘N Things Inc., 10.985% due 1/15/14	44,325
315,000	B-	Mobile Services Group Inc., Senior Notes, 9.750% due 8/1/14 (a)	337,050
375,000	B	Payless Shoesource Inc., 8.250% due 8/1/13	390,000
320,000	CCC+	Pier 1 Imports Inc., 6.375% due 2/15/36	306,400
320,000	B-	Suburban Propane Partners LP/Suburban Energy Corp., Senior Notes, 6.875% due 12/15/13	316,800
150,000	B	United Auto Group Inc., Senior Subordinated Notes, 9.625% due 3/15/12	157,970

		Total Specialty Retail	2,802,009

Telecommunication Equip — 0.3%
300,000	B-	Nortel Networks Ltd., 10.125% due 7/15/13 (a)	331,500

Textiles, Apparel & Luxury Goods — 0.8%
		Levi Strauss & Co.:
30,000	B	8.875% due 4/1/16	32,475
230,000	B	Senior Notes, 9.750% due 1/15/15	254,150
499,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	521,455

		Total Textiles, Apparel & Luxury Goods	808,080

Tobacco — 0.0%
30,000	B	Alliance One International Inc., 11.000% due 5/15/12	32,850

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Trading Companies & Distributors — 0.3%
$ 175,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	$189,875
75,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	80,438

		Total Trading Companies & Distributors	270,313

Transportation Infrastructure — 0.6%
533,000	CCC+	H-Lines Finance Holding Corp., 0.000% due 4/1/13	502,353
45,000	BB+	Overseas Shipholding Group, 8.250% due 3/15/13	47,475

		Total Transportation Infrastructure	549,828

Wireless Equipment — 0.3%
350,000		Powerwave Technologies Inc., 1.875% due 11/15/24	303,188

Wireless Telecommuication Services — 4.9%
320,000	CCC	American Cellular Corp., 10.000% due 8/1/11	342,000
640,000	CCC	Centennial Communication Corp., Senior Notes, 10.000% due 1/1/13	694,400
180,000	CCC	Cricket Communications Inc., Senior Notes, 9.375% due 11/1/14 (a)	190,800
435,000	CCC	Dobson Communications Corp., Senior Notes, 8.875% due 10/1/13 (d)	450,769
170,000	B-	iPCS Inc., 11.500% due 5/1/12	188,700
405,000	B-	Millicom International Cellular SA, Senior Notes, 10.000% due 12/1/13	446,513
100,000	BB	Rogers Wireless Inc., 7.250% due 12/15/12	107,875
		Rural Cellular Corp.:
100,000	B-	8.250% due 3/15/12	104,250
225,000	CCC	Senior Notes, 9.875% due 2/1/10	239,063
480,000	CCC	Senior Subordinated Notes, 9.750% due 1/15/10 (d)	495,000
1,440,000	CCC-	Suncom Wireless Inc., 8.500% due 6/1/13	1,485,000

		Total Wireless Telecommuication Services	4,744,370

		TOTAL CORPORATE BONDS & NOTES (Cost — $84,681,927)	88,840,328

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
308,522		Blackrock Capital Finance LP, 9.533% due 9/25/26 (e)	240,647
88,541		Ocwen Residential MBS Corp., Series 1998-R1, Class C1, 7.000% due 10/25/40 (f)	7,083

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $234,067)	247,730

Shares
COMMON STOCK — 0.0%
INDUSTRIALS — 0.0%

Road & Rail — 0.0%
411		Kansas City Southern	13,169

		Total Common Stock (Cost — $11,410)	13,169

PREFERRED STOCKS — 2.3%
CONSUMER DISCRETIONARY — 0.5%

Media — 0.5%
62		ION Media Networks Inc. (g)	483,600

Networking Products — 0.6%
560		Lucent Technologies Capital Trust I	577,360

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

High Yield Investments

Shares	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 0.1%
274		Chesapeake Energy Corp.	$71,562

Road & Rail — 0.3%
228		Kansas City Southern	292,980

Wireless Equipment — 0.4%
6,950		Crown Castle International Corp.	395,976

Wireless Telecommuication Services — 0.4%
345		Rural Cellular Corp.	432,113

		TOTAL PREFERRED STOCKS (Cost — $2,194,323)	2,253,591

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $87,121,727)	91,354,818

Face Amount
SHORT-TERM INVESTMENTS — 9.2%
MUTUAL FUND — 5.3%
$5,141,383		BBH Securities Lending Trust (Cost — $5,141,383)	5,141,383

TIME DEPOSITS — 3.9%
2,220,706		BBH — Grand Cayman 4.79%, 03/01/07	2,220,706
1,567,797		BB&T — Grand Cayman 4.79%, 03/01/07	1,567,797

		(Cost — $3,788,503)	3,788,503

		TOTAL SHORT-TERM INVESTMENTS (Cost — $8,929,886)	8,929,886

		TOTAL INVESTMENTS — 104.0% (Cost — $96,141,289)	100,284,704
		Liabilities in Excess of Other Assets — (4.0)%	(3,890,867)

		TOTAL NET ASSETS — 100.0%	$96,393,837

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Rating by Moody’s Investors Service. All Ratings are unaudited.
(c)	Security is currently in default.
(d)	All or a portion of this security is on loan.
(e)	Variable rate securities. Interest rate disclosed is that which are in effect at February 28, 2007.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 96 and 97 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 98.2%

Alabama — 1.6%
$1,000,000	Aaa (a)	Alabama State Board of Education, Revenue, Jefferson State Community College, AMBAC-Insured, 5.000% due 10/1/22	$1,078,280

Alaska — 1.6%
1,000,000	AAA	Anchorage, AK, GO, Refunding School, FGIC-Insured, 6.000% due 10/1/09	1,057,420

Arizona — 1.6%
1,000,000	Aaa (a)	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, GTDSTD-Insured, 5.650% due 5/1/14 (b)	1,057,560

California — 8.4%
1,000,000	A+	California State, GO, Refunding, 5.000% due 2/1/33	1,048,490
1,110,000	AAA	Costa Mesa, CA, COP, Refunding, Public Facilities Project, MBIA-Insured, 5.000% due 10/1/18	1,186,790
1,000,000	AAA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,096,560
2,000,000	AA	San Mateo County, CA, GO, Community College District, Series C, 5.000% due 3/1/31	2,148,200
185,000	AA+	State of California, Economic Recovery, Series C-5, STGTD-Insured, 3.450% due 7/1/23	185,000

		Total California	5,665,040

Colorado — 7.4%
1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Refunding, Revolving Fund Series A, 5.500% due 9/1/22	1,191,150
1,240,000	AAA	Dove Valley Metropolitan District, CO, Arapahoe County, GO, FSA-Insured, 5.000% due 11/1/25	1,334,600
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,437,920

		Total Colorado	4,963,670

District of Columbia — 1.7%
1,075,000	AAA	Metropolitan Washington, D.C., Airport Authority System, Refunding, Series D, FSA-Insured, 5.375% due 10/1/18 (b)	1,150,357

Florida — 11.4%
1,500,000	AA+	Broward County, FL, GO, Parks & Land Preservation Project, 5.000% due 1/1/19	1,602,555
1,000,000	AAA	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, MBIA-Insured, 5.375% due 8/1/18	1,084,430
1,000,000	AAA	Florida State Board of Education Lottery Revenue, Series C, FGIC-Insured, 5.250% due 7/1/20	1,059,420
1,315,000	AAA	Miami-Dade County, FL, Transit Sales Surtax Revenue, XLCA-Insured, 5.000% due 7/1/16	1,436,756
1,075,000	AAA	Port St. Lucie, FL, Florida Stormwater Utility Revenue, MBIA-Insured, 5.000% due 5/1/23	1,129,685
		Tampa, Florida Utility Tax & Special Revenue, Series A, AMBAC-Insured:
1,055,000	AAA	5.250% due 10/1/19	1,140,803
195,000	AAA	Call 10/1/12 @ 101, 5.250% due 10/1/19	212,294

		Total Florida	7,665,943

Hawaii — 3.9%
1,500,000	AAA	Hawaii State, GO, Series DI, FSA-Insured, 5.000% due 3/1/10	1,555,980
1,000,000	AA-	Maui County, HI, GO, Series A, Call 3/1/11 @ 100, 5.500% due 3/1/15 (c)	1,064,270

		Total Hawaii	2,620,250

Illinois — 7.1%
		Chicago, IL:
1,000,000	AAA	Board of Education, GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,141,330
1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, FSA-Insured, 5.000% due 7/1/14	1,072,060

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Illinois — 7.1% (continued)
$1,095,000	Baa1 (a)	Illinois Finance Authority Revenue, Refunding, DePaul University, Series A, 5.375% due 10/1/19 (b)	$1,227,615
160,000	AAA	Illinois Finance Authority Revenue, Refunding, Health Services, Series B, 3.670% due 5/15/35	160,000
1,000,000	AAA	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC-Insured, 5.500% due 4/1/19	1,157,040

		Total Illinois	4,758,045

Indiana — 3.1%
1,000,000	Aaa (a)	Allen County, IN, Public Library Building Corp., First Mortgage, MBIA-Insured, Call 1/15/11@ 101, 5.000% due 1/15/17 (c)	1,057,600
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, 5.750% due 9/1/15 (d)	1,010,460

		Total Indiana	2,068,060

Iowa — 1.6%
1,000,000	AAA	Des Moines, IA, Public Package Systems Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,061,970

Kansas — 1.7%
1,065,000	AA	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,157,730

Michigan — 1.6%
1,000,000	AAA	Michigan State House of Representatives, COP, AMBAC-Insured, 5.250% due 8/15/14	1,102,090

Minnesota — 4.4%
997,761	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	1,067,145
1,000,000	A2 (a)	Minnesota State Higher EFA Revenue, University St. Thomas, Series Six-I, 5.000% due 4/1/23	1,073,070
750,000	AAA	Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A, 5.750% due 1/1/18	828,690

		Total Minnesota	2,968,905

Nevada — 5.8%
1,500,000	AAA	Clark County, NV, GO, Refunding Food Control, FGIC-Insured, 4.750% due 11/1/24	1,576,065
1,000,000	AAA	State of Nevada Highway Revenue, Motor Vehicle Fuel Tax, 5.000% due 12/1/08	1,022,830
1,220,000	AAA	University of Nevada, University Revenue, Community College System, FSA-Insured, 5.250% due 7/1/16	1,281,659

		Total Nevada	3,880,554

New Jersey — 1.7%
1,000,000	AAA	New Jersey State Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,119,740

New York — 7.3%
1,450,000	AA+	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,521,499
1,000,000	AA-	New York State Dormitory Authority Revenue, Series B, 5.250% due 11/15/23 (e)	1,068,680
1,100,000	AAA	New York State Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/1/14	1,178,144
100,000	AAA	New York, NY, GO, Series A-10, 3.620% due 8/1/16	100,000
1,000,000	AA-	New York, NY, Series D, 5.000% due 11/1/27	1,059,240

		Total New York	4,927,563

North Carolina — 1.6%
1,000,000	AAA	Johnston County, NC, GO, FGIC-Insured, 5.000% due 6/1/21	1,068,450

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Ohio — 1.6%
$1,000,000	AAA	Springboro Community City School District, MBIA-Insured, 5.000% due 12/1/25	$1,066,790

Oklahoma — 1.6%
1,000,000	AAA	Oklahoma City, OK, Airport Trust, Series A, FSA-Insured, 5.250% due 7/1/21	1,050,540

Oregon — 1.6%
1,000,000	AAA	Oregon State Department Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,070,390

Pennsylvania — 1.8%
1,120,000	AAA	Mifflin County, PA, GO, Series A, FGIC-Insured, 5.000% due 9/1/27	1,180,346

Tennessee — 2.5%
1,500,000	AA-	Tennessee Energy Acquisition Corp., Series A, 5.250% due 9/1/17	1,662,045

Texas — 6.1%
1,000,000	AA+	Harris County, TX, Refunding, Series A, 5.000% due 10/1/26	1,076,380
500,000	AAA	Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Refunding, Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19 (b)	523,730
1,000,000	AAA	University of North Texas, University Revenue, Financing System, FGIC-Insured, 5.000% due 4/15/18	1,055,230
1,390,000	AAA	University of Texas, University Revenues, Financing Systems, Series D, 5.000% due 8/15/34	1,469,536

		Total Texas	4,124,876

Utah — 2.0%
1,200,000	AAA	South Ogden City, UT, Refunding, FGIC-Insured, 5.250% due 5/1/29	1,318,308

Virginia — 1.7%
1,100,000	AA	Newport News, VA, GO, Refunding Water, Series C, 5.000% due 5/1/11	1,157,156

Wisconsin — 5.6%
1,200,000	BBB	Franklin, WI, Solid Waste Disposal Revenue, Waste Management Wisconsin Inc., Series A, 4.950% due 11/1/16	1,246,476
1,000,000	Aaa (a)	Sun Prairie, WI, Area School District, GO, FGIC-Insured, 5.625% due 4/1/16	1,055,390
1,340,000	BBB	Wisconsin State HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,452,118

		Total Wisconsin	3,753,984

Wyoming — 0.2%
165,000	AAA	Lincoln County, WY, Pollution Control Revenue, 3.580% due 11/1/14	165,000

		TOTAL MUNICIPAL BONDS (Cost — $63,888,774)	65,921,062

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $63,888,774)	65,921,062

SHORT-TERM INVESTMENTS — 0.0%
TIME DEPOSITS — 0.0%
25		BBH — Grand Cayman 4.79%, 03/01/07	25
9,875		BB&T — Grand Cayman 4.79%, 03/01/07	9,875

		(Cost — $9,900)	9,900

		TOTAL SHORT-TERM INVESTMENTS (Cost — $9,900)	9,900

		TOTAL INVESTMENTS — 98.2% (Cost — $63,898,674#)	65,930,962
		Other Assets in Excess of Liabilities — 1.8%	1,178,457

		TOTAL NET ASSETS — 100.0%	$67,109,419

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

Municipal Bond Investments

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Rating by Moody’s Investors Service.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Bonds are escrowed to maturity bu government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate securities. Coupon rates disclosed are those which are in effect at February 28, 2007.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 96 and 97 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurancy
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
HEFA	— Health & Educational Facilities Authority
MBIA	— Municipal Bond Investors Assurancy Corporation
STGTD	— State Guaranteed
XLCA	— XL Capital Assurance Inc.

Summary of Investments by Industry* (unaudited)
General Obligation	24.2%
Education	22.4
Tax Allocation	11.6
Water and Sewer	9.3
Miscellaneous	6.8
Hospitals	5.7
Transportation	5.0
Public Facilities	5.0
Housing: Single-Family	4.0
Utilities	3.8
Pre-Refunded	1.9
Pollution Control	0.3

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 47.8%

Belgium — 0.3%
400,000	EUR	Kingdom of Belgium, 5.750% due 3/28/08	$539,012

Canada — 0.2%
300,000	CAD	Province of Ontario Canada, 6.200% due 6/2/31	319,460

France — 10.2%
1,000,000	EUR	French Treasury Notes, 3.000% due 7/12/08	1,306,828
		Government of France:
6,500,000	EUR	6.500% due 4/25/11	9,439,744
3,600,000	EUR	4.000% due 4/25/14-10/25/14	4,777,150
1,900,000	EUR	5.500% due 4/25/29	3,006,749
100,000	EUR	4.750% due 4/25/35	145,669

		Total France	18,676,140

Germany — 14.5%
400,000	EUR	Bundesobligation, 3.500% due 10/9/09	524,307
		Bundesrepublik Deutschland:
200,000	EUR	4.500% due 7/4/09	268,088
4,400,000	EUR	5.000% due 7/4/12	6,117,850
3,900,000	EUR	4.250% due 1/4/14-7/4/14	5,256,545
3,700,000	EUR	5.625% due 1/4/28	5,919,626
4,500,000	EUR	6.250% due 1/4/24-1/4/30	7,622,168
600,000	EUR	4.750% due 7/4/34	876,399

		Total Germany	26,584,983

Greece — 2.9%
3,500,000	EUR	Hellenic Republic, 6.500% due 1/11/14	5,290,091

Italy — 0.8%
1,050,000	EUR	Buoni Poliennali Del Tesoro, 4.500% due 5/1/09	1,405,785

Japan — 7.7%
		Japan Government:
320,000,000	JPY	1.500% due 3/20/11	2,749,466
80,000,000	JPY	2.400% due 3/20/34	693,876
470,000,000	JPY	2.300% due 6/20/35	3,992,619
750,000,000	JPY	2.500% due 9/20/35-6/20/36	6,639,790

		Total Japan	14,075,751

Netherlands — 3.1%
		Netherlands Government:
4,000,000	EUR	5.250% due 7/15/08	5,380,840
200,000	EUR	3.750% due 7/15/14	261,402

		Total Netherlands	5,642,242

Poland — 1.2%
6,280,000	PLN	Poland Government Bond, 6.000% due 5/24/09	2,186,149

Portugal — 2.8%
4,000,000	EUR	Portugal Obrigacoes do Tesouro, 3.250% due 7/15/08	5,241,978

Spain — 4.0%
5,600,000	EUR	Spanish Government, 3.600% due 1/31/09	7,365,773

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value

United Kingdom — 0.1%
130,000	GBP	United Kingdom Treasury Gilt, 4.750% due 9/7/15	$253,135

		TOTAL SOVEREIGN BONDS (Cost — $85,338,840)	87,580,499

ASSET-BACKED SECURITIES — 7.9%

Home Equity — 7.4%
		ACE Securities Corp.:
347,022		Series 2006-HE1, Class A2A, 5.400% due 2/25/36 (b)	347,300
361,883		Series 2006-NC1, Class A2A, 5.390% due 12/25/35 (b)	362,171
399,307		Argent Securities Inc., Series 2006-W4, Class A-2A, 5.380% due 5/25/36 (b)	399,585
353,321		Asset Backed Securities Corp. Home Equity, Series 06-HE3, Class A3, 5.380% due 3/25/36 (b)	353,570
340,226		Basic Asset Backed Securities Trust, Series 2006-1, Class A1, 5.400% due 4/25/36 (b)	340,469
		Countrywide Asset-Backed Certificates:-
798,462		Series 2005-15, Class A, 5.430% due 10/25/46 (b)	798,904
99,066		Series 2005-16, Class 4AV1, 5.420% due 5/25/36 (b)	99,145
766,126		Series 2006-17, Class 2A1, 5.370% due 3/25/47 (b)	770,517
		Countrywide Home Loan Mortgage Pass Through Trust:
555,859		Series 2005-2, Class 1A1, 5.640% due 3/25/35 (b)	557,382
88,466		Series 2005-3, Class 2A1, 5.610% due 4/25/35 (b)	88,746
492,708		Series 2005-9, Class 1A3, 5.550% due 5/25/35 (b)	493,435
131,193		Series 2005-11, Class 3A1, 6.179% due 4/25/35 (b)	132,020
249,485		Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36 (b)	247,872
179,737		CSAB Mortgage Backed Trust, 2006-1, Class A1A, 5.420% due 6/25/36 (b)	179,835
188,724		First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF1, Class 2A1, 5.410% due 1/25/36 (b)	188,871
70,992		Fremont Home Loan Trust, Series 2006-1, Class2A1, 5.380% due 4/25/36 (b)	71,038
235,218		GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34	234,914
338,425		GSAMP Trust Series 2006-S2, Class A1A, 5.390% due 1/25/36 (b)	338,636
729,580		Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1, 5.370% due 11/25/36 (b)	730,078
		Lehman XS Trust:
680,928		Series 2006-12N, Class A1A1, 5.400% due 8/25/46 (b)	681,488
542,184		Series 2006-GP1, Class A1, 5.410% due 5/25/46 (b)	542,255
357,495		Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 5.600% due 10/25/34 (b)	357,836
700,000		Permanent Financing PLC, 5.444% due 6/10/42	1,376,367
813,687		Residential Accredit Loans Inc. Series 2006-Q03, Class A1, 5.530% due 4/25/46 (b)	812,123
291,356		Residential Asset Mortgage Products Inc., Series 2006-RS1, Class AI1, 5.400% due 1/25/36 (b)	291,563
230,004		Residential Asset Securities Corp. Series 2006-EM X3, Class A1, 5.380% due 4/25/36 (b)	230,169
711,209		Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1, 5.370% due 10/25/36 (b)	711,698
		Structured Asset Mortgage Investments Inc.:
247,776		Series 2005-AR2, Class 2A1, 5.550% due 5/25/45 (b)	248,166
823,845		Series 2006-AR3, Class 12A1, 5.540% due 5/25/36 (b)	825,031
803,791		Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 5.440% due 8/25/36 (b)	802,709

		Total Home Equity	13,613,893

Student Loan — 0.5%
801,858		SLM Student Loan Trust, Series 2006-8, Class A1, 5.340% due 4/25/12 (b)	801,858

		TOTAL ASSET-BACKED SECURITIES (Cost — $14,309,889)	14,415,751

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.9%
369,654		Banc of America Mortgage Securities Inc., Series 2004-4, Class 1A9, 5.000% due 5/25/34	366,083
815,879		Bear Stearns Alt-A Trust, Series 2006-6, Class 32A1, 5.840% due 11/25/36 (b)	821,692

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.9% (continued)
900,000		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 5.540% due 2/5/19 (b)	$902,166
710,185		Countrywide Alternative Loan Trust, Series 2006-OA1, Class 2A1, 5.530% due 3/20/46 (b)	711,131
580,700		Government National Mortgage Association Trust, Series 2004-68, Class ZC, 6.000% due 8/20/34	600,978
250,019		Structured Asset Mortgage Investments Inc., Series 2005-AR8, Class A1A, 5.600% due 2/25/36 (b)	250,431
870,308		Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 5.410% due 9/15/21 (b)(c)	870,848
		Washington Mutual Inc.:
25,046		Series 2001-7, Class A, 6.023% due 5/1/41 (b)	25,286
10,054		Series 2002-AR9, Class 1A, 6.283% due 8/25/42 (b)	10,086
291,399		Series 2005-AR13, Class A1A1, 5.610% due 10/25/45 (b)	291,955
678,557		Series 2006-AR3, Class A1A, 5.883% due 2/25/46 (b)	681,474
291,652		Series 2006-AR4, Class 2A1A, 5.858% due 5/25/46 (b)	292,147
379,794		Series 2006-AR13, Class 2A, 5.858% due 10/25/46 (b)	379,795
713,857		Wells Fargo Mortgage Backed Securities Trust:
		Series 2006-AR2, Class 2A1, 4.950% due 3/1/36 (b)	708,972
309,063		Series 2006-AR8, Class 1A1, 5.227% due 4/25/36 (b)	307,693

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,219,020)	7,220,737

CORPORATE BONDS & NOTES — 16.5%

Canada — 0.1%
200,000	CAD	Province of Quebec Canada, 5.750% due 12/1/36	202,024

Cayman Island — 1.0%
500,000	EUR	Hutchison Whampoa Finance 03/13 Ltd., 5.875% due 7/8/13	710,854
1,000,000		Mizuho Finance, 8.375% due 12/31/49	1,059,216

		Total Cayman Island	1,770,070

Denmark — 1.1%
12,000,000DKK		Realkredit Danmark A/S, 4.510% due 10/1/38	2,102,823

France — 0.2%
300,000	EUR	France Telecom SA, Senior Unsubordinated Medium-Term Note, 7.250% due 1/28/13	453,670

Greece — 0.3%
370,000	EUR	Public Power Corp. Notes,, 4.500% due 3/12/09	491,843

Israel — 0.1%
200,000		Landsbanki Islands HF, 6.060% due 8/25/09	201,606

Italy — 0.5%
720,000	EUR	Telecom Italia SpA, Medium-Term Note, 6.250% due 2/1/12	1,016,659

Japan — 1.3%
200,000	EUR	Bank of Tokyo-Mitsubishi UFJ Ltd., 3.500% due 12/16/15	257,470
400,000		Resona Bank Ltd., 5.850% due 4/15/16	401,470
		Sumitomo Mitsui:
100,000,000	JPY	1.405% due 12/31/35	853,446
100,000,000	JPY	0.967% due 12/31/49 (b)	838,369

		Total Japan	2,350,755

Luxembourg — 0.5%
567,000	EUR	Hannover Finance Luxembourg SA, 5.000% due 6/1/15	733,603
100,000		VTB Capital SA for Vneshtorgbank, Medium-Term Note, 6.115% due 9/21/07	100,167

		Total Luxembourg	833,770

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value

South Korea — 1.0%
155,000		Export-Import Bank of Korea, Medium-Term Note, 4.250% due 11/27/07	$153,599
561,000		Korea Development Bank, 4.250% due 11/13/07	556,933
900,000		MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16	920,964
200,000	EUR	MUFG Capital Finance 2 Ltd., 4.850% due 7/25/16	262,482

		Total South Korea	1,893,978

United Kingdom — 2.7%
400,000		HBOS PLC, 5.920% due 12/31/49	399,044
2,100,000		HSBC Holdings PLC, 6.500% due 5/2/36	2,310,130
300,000	CAD	National Grid PLC, Medium-Term Note, 4.980% due 6/22/11	261,332
1,000,000		Royal Bank of Scotland Group PLC, Notes, 5.410% due 7/21/08	1,001,038
300,000		Royal Bank of Scotland Group PLC, Senior Notes, 5.365% due 12/21/07	300,278
100,000		Tate & Lyle International Finance PLC, 5.000% due 11/15/14	96,725
400,000		Vodafone Group PLC, Notes, 5.424% due 6/29/07	400,060
100,000		XL Capital Europe PLC, 6.500% due 1/15/12	105,102

		Total United Kingdom	4,873,709

United States — 7.7%
100,000		Ace INA Holdings Inc., 5.875% due 6/15/14	103,148
500,000		American Express Medium-Term Note, 5.380% due 4/6/09	500,452
1,000,000		Banque Nationale de Paris/New York, 5.263% due 5/28/08	1,000,294
100,000		Boston Scientific Corp., 5.450% due 6/15/14	98,355
100,000		Capital One Financial Corp., Medium-Term Note, 5.700% due 9/15/11	101,764
200,000		Centerpoint Energy Inc., 5.875% due 6/1/08	201,202
900,000		CIT Group Inc., Medium-Term Note, 5.430% due 2/21/08	901,260
200,000		CNA Financial Corp., 6.000% due 8/15/11	204,745
100,000		DaimlerChrysler NA Holding Corp., 5.750% due 9/8/11	101,483
200,000		DR Horton Inc., 4.875% due 1/15/10	197,305
500,000		General Electric Capital Corp., 5.401% due 3/16/09	500,461
900,000		Genworth Global Funding Trusts, 5.420% due 2/10/09	901,210
200,000		Goldman Sachs Group Inc., 5.815% due 3/22/16	201,783
200,000		Harrah’s Operating Co. Inc., 5.960% due 2/8/08	200,495
100,000		HJ Heinz Finance Co., 6.000% due 3/15/12	103,032
300,000		HSBC Finance Corp., Medium-Term Note, 5.490% due 9/15/08	300,676
300,000		IBJ Preferred Capital Co., 8.790% due 6/30/08	313,101
300,000		iStar Financial Inc., 5.150% due 3/1/12	295,409
300,000		JPMorgan Chase Capital XX, 6.550% due 9/29/36	313,475
300,000		JPMorgan Chase Capital XXII, 6.450% due 2/2/37	313,680
400,000		Mission Energy Holding Co.,, 13.500% due 7/15/08	438,500
200,000		Mizuho JGB Investment LLC, 9.870% due 12/31/49	211,186
900,000		Morgan Stanley, 5.470% due 2/9/09	902,048
540,000	EUR	Pemex Project Funding Master Trust, 6.250% due 8/5/13	769,544
800,000		Popular North America Inc., Medium-Term Note, Series F, 5.760% due 4/6/09	802,779
700,000		Rabobank Nederland, Senior Notes, 5.380% due 1/15/09	700,551
200,000		Ryder System Inc., Medium-Term Note, 3.500% due 3/15/09	192,667
200,000		Sealed Air Corp., 6.950% due 5/15/09	206,888
1,000,000		Skandinaviska Enskilda Banken AB, 5.350% due 2/13/09	1,000,422
500,000		US Bancorp, Medium Term Notes, 5.350% due 4/28/09	500,541
1,000,000		Wachovia Bank NA, 5.406% due 3/23/09	1,000,877
500,000		Wal-Mart Stores Inc., 5.265% due 6/16/08	499,831

		Total United States	14,079,164

		TOTAL CORPORATE BONDS & NOTES (Cost — $29,474,865)	30,270,071

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value
MORTGAGE-BACKED SECURITIES — 19.7%
FHLMC — 0.2%
322,311		Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-62, Class 1A1, 6.083% due 10/25/44 (b)	$326,234

FNMA — 18.3%
		Federal National Mortgage Association (FNMA):
234,276		5.420% due 1/25/21 (b)	233,905
4,247,420		5.500% due 5/1/34	4,224,375
703,294		4.190% due 11/1/34 (b)	699,035
996,214		6.500% due 7/1/36-11/1/36	1,015,960
7,233,213		6.000% due 4/1/36-1/1/37	7,298,452
20,000,000		Federal National Mortgage Association 30YR TBA (FNMA), 6.000% due 3/1/37	20,175,000

		TOTAL FNMA	33,646,727

U.S GOVERNMENT AGENCIES — 1.2%
		Federal Home Loan Mortgage Corp.:
733,932		4.500% due 2/15/20	719,845
438,688		4.000% due 6/15/22	433,758
746,617		5.560% due 5/15/36 (b)	747,696
		Federal National Mortgage Association (FNMA):
28,404		6.000% due 4/25/43	28,591
205,505		6.000% due 2/25/44-7/25/44	207,488

		TOTAL U.S GOVERNMENT AGENCIES	2,137,378

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $36,106,118)	36,110,339

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.5%
U.S GOVERNMENT AGENCIES – 0.5%
800,000		Federal Home Loan Bank System, 3.250% due 1/9/09	778,265
191,826		Federal Home Loan Mortgage Corp, (FHLMC) Structured Pass Through Securities Series T-35, Class A, 5.600% due 9/25/31 (b)	191,825

		TOTAL U.S GOVERNMENT AGENCIES	970,090

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $966,979)	970,090

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.9%
		U.S. Treasury Bonds, Inflation Indexed:
319,566		0.875% due 4/15/10	307,545
845,480		1.625% due 1/15/15	811,199
518,740		1.875% due 7/15/15	507,170

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,652,765)	1,625,914

PURCHASED OPTIONS — 0.7%

United Kingdom — 0.0%
16,200,000	GBP	Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 6/15/07	1,691
3,500,000	GBP	Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 6/6/09	76
4,000,000	GBP	Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.30, expires 5/17/07	16
10,500,000	GBP	Swaption, 3 Month LIBOR, 5.15% fixed rate, Call @ 5.15, expires 9/14/09	8,943
10,500,000	GBP	Swaption, 3 Month LIBOR, 5.188% fixed rate, Call @ 5.188, expires 9/14/09	10,817
8,000,000	GBP	Swaption, 3 Month LIBOR, 5.30% fixed rate, Call @ 5.30, expires 3/14/08	34,761

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount†		Security	Value

United Kingdom — 0.0% (continued)
3,300,000	GBP	Swaption, 6 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 5/17/07	$26

		Total United Kingdom	56,330

United States — 0.7%
71		Eurodollar Futures, Put @ $106.50, expires 5/24/07	939
261		Eurodollar Futures, Put @ $109.50, expires 5/24/07	3,453
255		Eurodollar Futures, Put @ $92.00, expires 3/19/07	1,594
15,000,000		Swaption, 3 Month LIBOR, 4.90% fixed rate, Call @ 4.90, expires 7/2/07	44,903
52,100,000		Swaption, 3 Month LIBOR, 4.75% fixed rate, Call @ 4.75, expires 7/2/07	21,422
7,000,000		Swaption, 3 Month LIBOR, 4.80% fixed rate, Call @ 4.80, expires 8/8/07	20,148
23,500,000		Swaption, 3 Month LIBOR, 4.90% fixed rate, Call @ 4.90, expires 8/8/07	29,260
42,700,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 2/1/08	302,644
16,800,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 7/12/07	111,484
100,200,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ 5.00, expires 8/8/07	168,990
20,000,000		Swaption, 3 Month LIBOR, 6.00% fixed rate, Put @ $91.00, expires 6/5/08	1,309
2,000,000		Swaption, U.S. Dollar vs Japanese Yen, Call @ 116, expires 12/5/07	36,628
1,700,000		Swaption, U.S. Dollar vs Japanese Yen, Call @ 120.00, expires 1/18/08	13,199
3,500,000		Swaption, U.S. Dollar vs Japanese Yen, Call @114.65, expires 1/18/08	81,389
3,500,000		Swaption, U.S. Dollar vs Japanese Yen, Put @114.65, expires 1/18/08	105,140
5,900,000		U.S. Dollar vs Japanese Yen, Call @ 115.35, expires 2/13/08	118,785
5,900,000		U.S. Dollar vs Japanese Yen, Put @ 115.35, expires 2/13/08	207,910
5,100,000		U.S. Dollar vs. Japanese Yen, 8.50% fixed rate, Call @ 8.50, expires 3/20/07	(40,484)
1,700,000		U.S. Dollar, 0.288% fixed rate, Call @ 0.288, expires 12/7/07	16,774
222		U.S. Treasury Notes 5 Year Futures, Put @ 101.5, expires 5/25/07	3,469

		Total United States	1,248,956

362,600,809		TOTAL PURCHASED OPTIONS (Cost — $1,667,685)	1,305,286

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $176,736,161)	179,498,687

Face Amount
SHORT-TERM INVESTMENTS — 21.5%
COMMERCIAL PAPER — 17.8%
		Abbey National North America LLC:
$ 600,000		5.314% due 6/8/07	591,379
5,700,000		5.315% due 6/11/07	5,615,697
1,800,000		ASB Finance Ltd., 5.306% due 5/17/07	1,779,826
		Bank of Ireland:
3,200,000		5.309% due 5/1/07	3,171,588
700,000		5.294% due 5/8/07	693,078
600,000		CBA (Delaware) Finance, 5.304% due 5/21/07	592,933
5,700,000		DnB NORBank ASA, 5.314% due 6/22/07	5,606,605
5,800,000		HBOS Treasury Services, 5.314% due 6/8/07	5,716,661
5,700,000		ING (US) Funding LLC, 5.299% due 5/23/07	5,631,269
700,000		Rabobank USA Finance Corp., 5.311% due 3/1/07	700,000
		UBS Finance Delaware LLC:
300,000		5.306% due 5/9/07	296,987
2,200,000		5.319% due 6/1/07	2,170,624

		TOTAL COMMERCIAL PAPER (Cost — $32,566,647)	32,566,647

TIME DEPOSITS — 2.5%
25		BBH — Grand Cayman 4.79%, 03/01/07	25
4,677,474		BB&T — Grand Cayman 4.79%, 03/01/07	4,677,474

		(Cost — $4,677,499)	4,677,499

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income Investments

Face Amount	Security	Value
U.S. GOVERNMENT OBLIGATION — 1.2%
$2,225,000	United States Treasury Bill (Cost — $2,220,841)	$2,220,841

	TOTAL SHORT-TERM INVESTMENTS (Cost — $39,464,987)	39,464,987

	TOTAL INVESTMENTS — 119.4% (Cost — $216,201,148#)	218,963,674
	Liabilities in Excess of Other Assets — (19.4%)	(35,623,232)

	TOTAL NET ASSETS — 100.0%	$183,340,442

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is substantially the same.

Summary of Investments by Security Type* (unaudited)
Sovereign Bonds	40.1%
Mortgage-Backed Securities	16.5
Corporate Bonds & Notes	13.8
Asset-Backed Securities	6.6
Collateralized Mortgage Obligations	3.3
U.S. Treasury Inflation Protected Securities	0.7
Purchased Options	0.6
U.S. Government & Agency Obligations	0.4
Short-Term Investments	18.0

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(unaudited) (continued)

International Fixed Income

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
3,500,000	Swaption, 3 Month LIBOR, 5.25% fixed rate Call	5/16/07	$5.25	$60,918
4,700,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	5/16/07	4.85	5,720
1,000,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	6/6/07	4.85	843
7,300,000	Swaption, 3 Month LIBOR, 5.15% fixed rate Call	12/24/07	5.15	117,302
2,000,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	9/14/07	5.15	8,634
7,000,000	Swaption, 3 Month LIBOR, 5.00% fixed rate Call	7/2/07	5.00	59,521
1,000,000	Swaption, 3 Month LIBOR, 5.85% fixed rate Call	9/14/07	4.85	4,317
3,000,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	9/14/07	4.85	12,950
11,500,000	Swaption, 3 Month LIBOR, 4.75% fixed rate Call	7/2/07	4.75	44,512
6,900,000	Swaption, 3 Month LIBOR, 4.90% fixed rate Call	8/8/07	4.90	54,366
18,000,000	Swaption, 3 Month LIBOR, 5.10% fixed rate Call	2/1/08	5.10	277,911
2,000,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	3/14/08	4.85	36,731
1,000,000	Swaption, 3 Month LIBOR, 5.10% fixed rate Call	2/1/08	5.10	15,440
18,000,000	Swaption, 3 Month LIBOR, 4.90% fixed rate Call	8/8/07	4.90	155,901

	TOTAL OPTIONS WRITTEN (Premiums received — $958,992)			$855,066

Schedule of Securities Sold Short

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$6,000,000	5.000% due 4/1/2020*	$5,825,628
3,600,000	5.500% due 3/1/2036*	3,571,877
	U.S. Treasury Notes:
3,050,000	4.500% due 11/15/2015	3,038,566
6,600,000	4.500% due 2/15/2016	6,577,058
3,700,000	4.625% due 11/15/2016	3,717,490
7,700,000	5.125% due 5/15/2016	8,020,636

	TOTAL OPEN SHORT SALES (Proceed — $30,466,298)	$30,751,255

*	This security is traded on a to-be-announced (TBA) basis (See note 1)

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings

(unaudited) (continued)

Short-Term Security Ratings
SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

February 28, 2007 (unaudited)

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
ASSETS:
Investments, at cost	$1,457,032,539	$1,879,848,307	$313,904,154
Foreign currency, at cost	—	—	—

Investments, at value	$1,761,797,458	$2,122,422,829	$393,822,436
Foreign currency, at value	—	—	—
Cash	—	1,402,565	254,864
Receivable for securities sold	1,002,965	39,575,003	357,968
Dividends and interest receivable	3,795,976	1,602,963	451,024
Receivable for Fund shares sold	6,702,911	10,025,375	1,122,408
Receivable for open forward currency contracts (Notes 1 and 3)	—	—	—
Receivable from broker—variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Principal paydown receivable	—	—	—
Prepaid expenses	—	65,967	28,477
Other assets	61,870	—	2,236

Total Assets	1,773,361,180	2,175,094,702	396,039,413

LIABILITIES:
Payable for securities on loan	$28,733,798	$9,760,000	$30,748,203
Payable for Fund shares repurchased	1,485,665	1,395,373	311,952
Payable for securities purchased	22,931,583	30,759,464	6,987,695
Investment management fee payable	824,308	997,260	220,761
Transfer agent fees payable	207,606	138,608	105,854
Administration fee payable	350,182	434,520	74,484
Trustees’ fees payable	—	—	1,018
Interest payable for short sales (Note 1)	—	—	—
Due to custodian	74	—	—
Premium paid for open swaps (Notes 1 and 3)	—	—	—
Investments sold short, at value (proceeds received $79,447,786 and $30,466,298 respectively) (Note 1)	—	—	—
Options written, at value (premium received $699,877 and $958,992, respectively) (Notes 1 and 3)	—	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Payable for open forward currency contracts (Notes 1 and 3)	—	—	—
Distributions payable	151	—	36
Accrued expenses	34,375	2,227	60,826
Other liabilities	—	—	—

Total Liabilities	54,567,742	43,487,452	38,510,829

Total Net Assets	$1,718,793,438	$2,131,607,250	$357,528,584

NET ASSETS
Par value (Note 4)	$138,386	$151,357	$27,052
Paid-in capital in excess of par value	1,376,820,848	1,971,364,826	264,440,345
Accumulated net investment loss	—	(37,196)	—
Undistributed (Overdistributed) net investment income	5,173,735	—	247,672
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency transactions	31,895,550	(82,446,259)	12,895,233
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	304,764,919	242,574,522	79,918,282

Total Net Assets	$1,718,793,438	$2,131,607,250	$357,528,584

Shares Outstanding	138,386,371	151,357,474	27,052,621

Net Asset Value	$12.42	$14.08	$13.22

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$351,735,882	$1,214,848,800	$361,232,460	$140,432,515	$1,048,722,065	$96,141,289	$63,898,674	$216,201,148
—	8,492,285	1,914,665	—	5,250,099	—	—	6,638,170

$447,046,924	$1,564,523,104	$482,430,299	$140,432,515	$1,053,414,074	$100,284,704	$65,930,962	$218,963,674
—	8,545,897	1,913,377	—	5,257,931	—	—	6,668,643
—	8,702,063	4,865,721	441,848	—	2	—	—
5,907,153	9,750,825	10,484,928	15,680	130,070,106	159,564	333,327	37,639,835
62,460	2,071,643	1,040,391	—	5,156,334	1,750,099	1,009,521	2,426,519
1,148,786	7,041,961	2,940,325	526,235	3,754,942	214,793	—	782,498
—	—	46	—	341,936	—	—	130,741
—	—	—	—	1,038,383	—	—	138,331
—	—	—	—	1,011,464	—	—	1,988,772
—	—	—	—	276,968	—	—	—
21,602	54,715	26,390	20,578	36,384	13,897	13,863	17,557
—	2,767,339	—	—	18,008	—	—	4,886

454,186,925	1,603,457,547	503,701,477	141,436,856	1,200,376,530	102,423,059	67,287,673	268,761,456

$64,802,238	$66,044,412	$12,160,813	$—	$106,781	$5,141,383	$—	$—
554,607	1,647,690	621,473	—	1,453,093	135,096	98,455	383,104
—	33,765,043	83,698,341	3,439,651	302,224,204	575,124	—	49,156,172
243,079	900,398	214,975	14,755	257,180	40,156	21,101	79,198
196,612	166,710	100,390	60,325	105,557	50,439	2,334	53,698
81,863	331,794	141,951	26,021	171,376	18,995	14,021	49,793
1,423	2,692	470	577	125	1,163	—	674
3,984,283	—	—	—	54,930	—	—	226,382
10	—	—	—	1,434,128	—	25	41,490
—	—	—	—	637,172	—	—	1,055,029

—	—	—	—	79,707,180	—	—	30,751,255

—	—	—	—	1,059,531	—	—	855,066
—	—	—	—	589,032	—	—	1,886,531
—	265	24,207	—	513,013	—	—	809,653
—	41	4	1,990	97,414	29,028	16,226	20,559
49,673	180,707	53,982	40,335	24,423	37,838	26,092	34,345
—	—	467,333	—	78,091	—	—	18,065

69,913,788	103,039,752	97,483,939	3,583,654	388,513,230	6,029,222	178,254	85,421,014

$384,273,137	$1,500,417,795	$406,217,538	$137,853,202	$811,863,300	$96,393,837	$67,109,419	$183,340,442

$22,342	$102,506	$25,957	$137,880	$99,408	$19,831	$7,296	$23,662
574,194,751	1,223,595,762	297,077,272	137,736,434	824,306,805	178,482,252	66,906,672	194,918,896
(880,094)	(12,632,431)	(791,266)	—	—	—	—	(6,603,082)
—	—	—	—	1,124,305	1,184,436	124,242	—
(284,374,796)	(60,065,226)	(10,975,322)	(21,112)	(18,923,807)	(87,436,096)	(1,977,136)	(7,514,433)
95,310,934	349,417,184	120,880,897	—	5,256,589	4,143,414	2,048,345	2,515,399

$384,273,137	$1,500,417,795	$406,217,538	$137,853,202	$811,863,300	$96,393,837	$67,109,419	$183,340,442

22,342,044	102,506,167	25,956,678	137,880,102	99,407,976	19,831,267	7,295,773	23,661,554

$17.20	$14.64	$15.65	$1.00	$8.17	$4.86	$9.20	$7.75

See Notes to Financial Statements.

Statements of Operations

For the Six Months Ended February 28, 2007 (unaudited)

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
INVESTMENT INCOME:
Dividends	$18,352,395	$6,584,806	$3,038,214
Interest	640,383	886,095	178,570
Income from securities lending	916	1,156	23,792
Miscellaneous income	602,134	98,899	242,934
Less: Foreign taxes withheld	(1,865)	(21,805)	(14,751)

Total Investment Income	19,593,963	7,549,151	3,468,759

EXPENSES:
Investment management fee (Note 2)	$4,849,934	$5,974,917	$1,383,771
Administration fee (Note 2)	1,030,386	1,253,482	216,427
Transfer agent fees (Note 2)	227,181	234,306	181,015
Custody fees	6,530	6,717	5,808
Trustees’ fees	26,583	29,754	8,226
Shareholder reports	15,922	18,477	18,543
Insurance	18,007	10,367	2,019
Audit and tax	14,927	15,074	13,978
Legal fees	9,808	11,108	11,188
Registration fees	27,730	20,182	22,000
Miscellaneous expenses	9,479	11,963	4,475

Total Investment Expenses	6,236,487	7,586,347	1,867,450

Net Investment Income (Loss)	$13,357,476	$(37,196)	$1,601,309

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$50,950,248	$170,868,787	$22,227,447
Futures contracts	—	—	—
Options written	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	(13)

Net Realized Gain (Loss)	50,950,248	170,868,787	22,227,434

Change in Net Unrealized Appreciation/Depreciation From:
Investments	83,888,363	3,166,472	7,557,762
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currencies	—	(34)	—

Change in Net Unrealized Appreciation/Depreciation	83,888,363	3,166,438	7,557,762

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	134,838,611	174,035,225	29,785,196

Total Net Assets Increase (Decrease) in Net Assets From Operations	$148,196,087	$173,998,029	$31,386,505

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$560,873	$6,894,439	$1,993,474	$—	$7,745	$18,419	$—	$—
130,126	428,515	20,402	3,319,947	19,934,212	4,162,344	1,489,792	3,730,870
23,378	30,324	3,421	—	24	3,355	—	—
491,132	5,442	27,898	—	346,879	110,270	9,487	—
(25,167)	(442,999)	(457,268)	—	(51)	(1,603)	—	(9)

1,180,342	6,915,721	1,587,927	3,319,947	20,288,809	4,292,785	1,499,279	3,730,861

$1,503,629	$4,567,908	$1,243,892	$89,579	$1,597,451	$278,324	$135,663	$501,941
235,292	875,310	194,674	79,267	499,647	63,315	42,395	125,485
242,696	222,691	126,489	107,544	136,389	63,679	3,891	81,535
6,151	143,761	257,507	699	13,332	3,347	230	26,809
9,133	26,326	3,492	4,373	15,482	4,701	3,648	5,614
18,824	17,156	6,231	13,249	10,280	9,889	2,029	8,715
2,058	8,180	1,802	598	1,336	1,395	289	1,427
13,935	15,769	10,061	12,992	13,531	13,582	12,695	14,926
10,858	10,073	10,477	10,193	11,117	10,314	10,179	10,347
13,511	36,178	7,092	16,298	20,181	13,751	11,540	11,121
4,349	18,857	32,397	9,914	40,718	3,299	2,458	110,673

2,060,436	5,942,209	1,894,114	344,706	2,359,464	465,596	225,017	898,593

$(880,094)	$973,512	$(306,187)	$2,975,241	$17,929,345	$3,827,189	$1,274,262	$2,832,268

$15,772,861	$61,759,318	$27,871,362	$—	$9,847,867	$1,752,021	$44,070	$(9,250,566)
—	—	(810)	—	(9,553,662)	—	—	(32,980)
—	—	—	—	277,123	—	—	478,265
—	—	—	—	1,007,952	—	—	765,832
(306)	8,367	(127,360)	—	20,377	—	—	2,035,137

15,772,555	61,767,685	27,743,192	—	1,599,657	1,752,021	44,070	(6,004,312)

16,363,482	71,715,840	24,400,147	—	5,678,249	2,996,073	482,258	864,949
—	—	(82,011)	—	1,049,583	—	—	(35,216)
—	—	—	—	(266,003)	—	—	68,121
—	(4,534)	—	—	(209,007)	—	—	(37,885)
—	—	—	—	(114,397)	—	—	(70,814)
(211)	(160,349)	487,825	—	27,211	—	—	(786,881)

16,363,271	71,550,957	24,805,961	—	6,165,636	2,996,073	482,258	2,274

32,135,826	133,318,642	52,549,153	—	7,765,293	4,748,094	526,328	(6,002,038)

$31,255,732	$134,292,154	$52,242,966	$2,975,241	$25,694,638	$8,575,283	$1,800,590	$(3,169,770)

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended February 28, 2007 (unaudited)

and the Year Ended August 31, 2006

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments
	2007	2006	2007	2006
OPERATIONS:
Net investment income (loss)	$13,357,476	$25,253,155	$(37,196)	$(944,316)
Net realized gain	50,950,248	112,829,880	170,868,787	99,756,016
Change in net unrealized appreciation/depreciation	83,888,363	39,762,060	3,166,438	(79,573,442)

Increase in Net Assets From Operations	148,196,087	177,845,095	173,998,029	19,238,258

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(23,500,020)	(22,000,056)	—	—
Net realized gains	(105,184,591)	(56,411,813)	—	—

Decrease in Net Assets From Distributions to Shareholders	(128,684,611)	(78,411,869)	—	—

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	192,821,652	357,313,714	325,408,082	621,629,508
Reinvestment of distributions	126,441,189	76,955,066	—	—
Cost of shares repurchased	(165,651,320)	(339,150,338)	(174,433,934)	(353,988,334)

Increase (Decrease) in Net Assets From Fund Share Transactions	153,611,521	95,118,442	150,974,148	267,641,174

Increase (Decrease) in Net Assets	173,122,997	194,551,668	324,972,177	286,879,432
NET ASSETS:
Beginning of period	1,545,670,441	1,351,118,773	1,806,635,073	1,519,755,641

End of period*†	$1,718,793,438	$1,545,670,441	$2,131,607,250	$1,806,635,073

* Includes undistributed net investment income of:	$5,173,735	$15,316,280	—	—

† Includes accumulated net investment loss of:	—	—	$(37,196)	—

See Notes to Financial Statements.

Small Capitalization Value Equity Investments		Small Capitalization Growth Investments		International Equity Investments		Emerging Markets Equity Investments
2007	2006	2007	2006	2007	2006	2007	2006

$1,601,309	$2,319,874	$(880,094)	$(333,524)	$973,512	$21,240,516	$(306,187)	$3,268,832
22,227,434	52,272,096	15,772,555	48,825,255	61,767,685	93,674,503	27,743,192	46,990,448
7,557,762	(13,490,236)	16,363,271	(18,351,624)	71,550,957	120,517,515	24,805,961	24,336,634

31,386,505	41,101,734	31,255,732	30,140,107	134,292,154	235,432,534	52,242,966	74,595,914

(2,500,004)	(2,000,018)		—	(28,500,011)	(14,000,078)	(2,740,460)	(2,826,066)
(50,529,437)	(93,785,810)		—		—

(53,029,441)	(95,785,828)	—	—	(28,500,011)	(14,000,078)	(2,740,460)	(2,826,066)

34,409,139	54,003,233	40,535,214	84,359,118	204,386,939	520,298,948	105,609,303	69,672,136
52,170,065	94,075,210		—	28,027,537	13,786,888	2,702,366	2,789,952
(51,029,630)	(134,772,027)	(56,264,219)	(162,863,660)	(147,216,483)	(355,715,928)	(38,359,770)	(105,619,205)

35,549,574	13,306,416	(15,729,005)	(78,504,542)	85,197,993	178,369,908	69,951,899	(33,157,117)

13,906,638	(41,377,678)	15,526,727	(48,364,435)	190,990,136	399,802,364	119,454,405	38,612,731

343,621,946	384,999,624	368,746,410	417,110,845	1,309,427,659	909,625,295	286,763,133	248,150,402

$357,528,584	$343,621,946	$384,273,137	$368,746,410	$1,500,417,795	$1,309,427,659	$406,217,538	$286,763,133

$247,672	$1,146,367	—	—	—	$15,470,701	—	$2,255,381

—	—	$(880,094)	—	$(12,632,431)	—	$(791,266)	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Six Months Ended February 28, 2007 (unaudited) and the Year Ended August 31, 2006 (continued)

	Government Money Investments
	2007	2006
OPERATIONS:
Net investment income (loss)	$2,975,241	$4,191,855
Net realized gain	—	—
Change in net unrealized appreciation/depreciation	—	—

Increase in Net Assets From Operations	2,975,241	4,191,855

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,975,241)	(4,191,855)
Net realized gains	—	—
Return of capital	—	—

Decrease in Net Assets From Distributions to Shareholders	(2,975,241)	(4,191,855)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	62,513,390	129,087,916
Reinvestment of distributions	3,324,923	4,269,358
Cost of shares repurchased	(56,921,051)	(100,797,219)

Increase (Decrease) in Net Assets From Fund Share Transactions	8,917,262	32,560,055

Increase (Decrease) in Net Assets	8,917,262	32,560,055
NET ASSETS:
Beginning of period	128,935,940	96,375,885

End of period*†	$137,853,202	$128,935,940

* Includes undistributed net investment income of:	—	—

† Includes accumulated net investment loss of:	—	—

See Notes to Financial Statements.

Core Fixed Income Investments		High Yield Investments		Municipal Bond Investments		International Fixed Income Investments
2007	2006	2007	2006	2007	2006	2007	2006

$17,929,345	$28,477,591	$$3,827,189	$12,742,306	$1,274,262	$1,997,871	$2,832,268	$5,487,572
1,599,657	(8,633,929)	1,752,021	(1,913,829)	44,070	(193,135)	(6,004,312)	(7,234,702)
6,165,636	(7,334,432)	2,996,073	(4,652,873)	482,258	(257,859)	2,274	(230,229)

25,694,638	12,509,230	8,575,283	6,175,604	1,800,590	1,546,877	(3,169,770)	(1,977,359)

(18,448,692)	(29,904,480)	(3,939,989)	(12,336,372)	(1,291,846)	(2,000,418)	(3,900,100)	(2,037,074)
	—	—	—		—		(1,072,866)
	—	—	—		—		(3,454,483)

(18,448,692)	(29,904,480)	(3,939,989)	(12,336,372)	(1,291,846)	(2,000,418)	(3,900,100)	(6,564,423)

94,326,475	351,686,345	7,438,404	40,887,349	10,093,894	35,619,471	44,903,886	95,344,851
9,112,197	28,822,207	3,766,616	11,843,129	1,177,283	1,823,505	3,782,861	6,343,726
(58,785,267)	(136,994,645)	(29,653,580)	(198,601,839)	(10,996,446)	(11,086,466)	(52,777,762)	(52,555,048)

44,653,405	243,513,907	(18,448,560)	(145,871,361)	274,731	26,356,510	(4,091,015)	49,133,529

51,899,351	226,118,657	(13,813,266)	(152,032,129)	783,475	25,902,969	(11,160,885)	40,591,747

759,963,949	533,845,292	110,207,103	262,239,232	66,325,944	40,422,974	194,501,327	153,909,580

$811,863,300	$759,963,949	$96,393,837	$110,207,103	$67,109,419	$66,325,943	$183,340,442	$194,501,327

$1,124,305	$1,643,653	$1,184,436	$1,297,235	$124,242	$141,826	—	—

—	—	—	—	—	—	$(6,603,082)	$(5,535,249)

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments
	2007(1)(2)		2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$12.25		$11.50	$10.01		$ 9.00	$8.39	$10.07

Income (Loss) From Operations:
Net investment income	0.10		0.21	0.16		0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.09		1.21	1.45		1.03	0.59	(1.68)

Total Income (Loss) From Operations	1.19		1.42	1.61		1.15	0.72	(1.56)

Less Distributions From:
From Net investment income	(0.19)		(0.19)	(0.12)		(0.14)	(0.11)	(0.12)
Net realized gains	(0.83)		(0.48)	—		—	—	—

Total Distributions	(1.02)		(0.67)	(0.12)		(0.14)	(0.11)	(0.12)

Net Asset Value, End of Period	$12.42		$12.25	$11.50		$10.01	$9.00	$ 8.39

Total Return(3)	9.61%		12.82%	16.10	%(4)	12.89%	8.75%	(15.71)%
Net Assets, End of Period (millions)	$1,719		$1,546	$1,351		$1,304	$1,114	$1,081
Ratios to Average Net Assets:
Gross expenses	0.76	%(6)	0.77%	0.88%		0.87%	0.93%	0.87%
Net expenses	0.76	(6)	0.76 (4)	0.86	(5)	0.87	0.93	0.87
Net investment income	1.62	(6)	1.73	1.41		1.21	1.60	1.16
Portfolio Turnover Rate	18%		58%	67%		94%	81%	111%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	The Subadviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments
	2007(1)(2)		2006(2)		2005(2)	2004	2003		2002
Net asset value, Beginning of Period	$12.88		$12.73		$10.81	$10.38	$ 8.36		$11.34

Income (Loss) from Operations:
Net investment loss	(0.00	)(3)	(0.01)		(0.01)	(0.03)	(0.00	)(3)	(0.04)
Net realized and unrealized gain (loss)	1.20		0.16		1.93	0.46	2.02		(2.94)

Total Income (Loss) from Operations	1.20		0.15		1.92	0.43	2.02		(2.98)

Net Asset Value, End of Period	$14.08		$12.88		$12.73	$10.81	$10.38		$ 8.36

Total Return(4)	9.32%		1.18%		17.76%	4.14%	24.16%		(26.28)%
Net Assets, End of Period (millions)	$2,132		$1,807		$1,520	$1,217	$1,155		$1,026
Ratios to Average Net Assets:
Gross expenses	0.76	%(6)	0.78%		0.90%	0.88%	0.90%		0.86%
Net expenses	0.76	%(6)	0.77	%(5)	0.88 (5)	0.88	0.90		0.86
Net investment loss	0.00	(3)(6)	(0.06)		(0.12)	(0.31)	(0.30)		(0.30)
Portfolio Turnover Rate	83%		63%		77%	117%	79%		122%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amounts represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value Equity Investments
	2007(1)(2)		2006	2005(2)	2004(2)	2003	2002
Net asset value, Beginning of Period	$14.19		$16.95	$15.05	$12.30	$11.56	$12.54

Income (Loss) from Operations:
Net investment income	0.06		0.09	0.10	0.09	0.13	0.15
Net realized and unrealized gain (loss)	1.26		1.52	3.50	2.76	1.25	(0.48)

Total Income (Loss) from Operations	1.32		1.61	3.60	2.85	1.38	(0.33)

Less Distributions From:
From net investment income	(0.11)		(0.09)	(0.13)	(0.10)	(0.05)	(0.19)
Net realized gains	(2.18)		(4.28)	(1.57)	—	(0.59)	(0.46)

Total Distributions	(2.29)		(4.37)	(1.70)	(0.10)	(0.64)	(0.65)

Net Asset Value, End of Period	$13.22		$14.19	$16.95	$15.05	$12.30	$11.56

Total Return(3)	9.53%		11.73%	24.89%	23.24%	13.12%	(2.85)%
Net Assets, End of Period (millions)	$358		$344	$385	$429	$425	$503
Ratios to Average Net Assets:
Gross expenses	1.08	%(5)	1.12%	1.24%	1.16%	1.20%	1.13%
Net expenses	1.08	(5)	1.09 (4)	1.17 (4)	1.16	1.20	1.13
Net investment income	0.92	(5)	0.64	0.64	0.66	1.00	0.94
Portfolio Turnover Rate	23%		31%	64%	33%	33%	54%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments
	2007(1)(2)		2006(2)	2005(2)	2004(2)	2003(2)	2002(2)
Net asset value, Beginning of Period	$15.83		$14.89	$11.97	$11.83	$ 9.01	$12.26

Income (Loss) from Operations:
Net investment loss	(0.04)		(0.01)	(0.11)	(0.11)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	1.41		0.95	3.03	0.25	2.89	(3.16)

Total Income (Loss) from Operations	1.37		0.94	2.92	0.14	2.82	(3.25)

Net Asset Value, End of Period	$17.20		$15.83	$14.89	$11.97	$11.83	$9.01

Total return(3)	8.65%		6.31%	24.39%	1.18%	31.30%	(26.51)%
Net Assets, End of Period (millions)	$384		$369	$417	$318	$497	$474
Ratios to Average Net Assets:
Gross expenses	1.09	%(5)	1.12%	1.32%	1.19%	1.27%	1.20%
Net expenses	1.09	(5)	1.08 (4)	1.24 (4)	1.19	1.27	1.20
Net investment loss	(0.47	)(5)	(0.08)	(0.84)	(0.82)	(0.77)	(0.79)
Portfolio Turnover Rate	29%		59%	70%	80%	88%	91%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
	2007(1)(2)		2006(2)	2005(2)	2004(2)	2003(2)	2002(2)
Net asset value, Beginning of Period	$13.55		$11.12	$9.01	$7.82	$6.93	$8.26

Income (Loss) from Operations:
Net investment income	0.01		0.22	0.15	0.08	0.10	0.03
Net realized and unrealized gain (loss)	1.37		2.38	2.06	1.24	0.81	(1.36)

Total Income (Loss) from Operations	1.38		2.60	2.21	1.32	0.91	(1.33)

Less Distributions From:
From net investment income	(0.29)		(0.17)	(0.10)	(0.13)	(0.02)	0.00 (3)

Total Distributions	(0.29)		(0.17)	(0.10)	(0.13)	(0.02)	0.00 (3)

Net Asset Value, End of Period	$14.64		$13.55	$11.12	$9.01	$7.82	$6.93

Total Return(4)	10.21%		23.55%	24.65%	16.90%	13.21%	(16.08)%
Net Assets, End of Period (millions)	$1,500		$1,309	$910	$589	$533	$535
Ratios to Average Net Assets:
Gross expenses	0.85	%(6)	0.84%	1.02%	1.08%	1.14%	1.23%
Net expenses	0.85	(6)	0.83 (5)	0.99 (5)	1.08	1.14	1.23
Net investment income	0.14	(6)	1.76	1.49	0.90	1.55	0.39
Portfolio Turnover Rate	22%		50%	57%	84%	110%	131%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amounts represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Emerging Markets Equity Investments
	2007(1)(2)		2006(2)	2005(2)		2004(2)	2003(2)	2002(2)
Net asset value, Beginning of Period	$13.59		$10.55	$ 7.60		$6.48	$5.22	$5.12

Income (Loss) from Operations:
Net investment income	(0.01)		0.15	0.12		0.05	0.04	0.02
Net realized and unrealized gain	2.20		3.01	2.93		1.10	1.28	0.11

Total Income (Loss) from Operations	2.19		3.16	3.05		1.15	0.32	0.13

Less Distributions From:
Net investment income	(0.13)		(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Total Distributions	(0.13)		(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Net Asset Value, End of Period	$15.65		$13.59	$10.55		$7.60	$6.48	$5.22

Total Return(3)	16.14%		30.10%	40.31	%(4)	17.71%	25.51%	2.62%
Net Assets, End of Period (millions)	$406		$287	$248		$188	$196	$184
Ratios to Average Net Assets:
Gross expenses	1.22	%(6)	1.32%	1.52%		1.64%	1.79%	1.72%
Net expenses	1.22	(6)	1.28 (5)	1.44	(5)	1.64	1.79	1.72
Net investment income	(0.20	)(6)	1.15	1.27		0.67	0.86	0.40
Portfolio Turnover Rate	32%		70%	70%		117%	88%	65%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	The Subadviser fully reimbursed the Fund for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Government Money Investments
	2007(1)(2)		2006(2)	2005	2004		2003(2)	2002(2)
Net asset value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Income from Operations:
Net investment income	0.02		0.04	0.02	0.00	(3)	0.01	0.02

Total income from Operations	0.02		0.04	0.02	0.00	(3)	0.01	0.02

Less Distributions From:
From net investment income	(0.02)		(0.04)	(0.02)	0.00	(3)	(0.01)	(0.02)

Total Distributions	(0.02)		(0.04)	(0.02)	0.00	(3)	(0.01)	(0.02)

Net Asset Value, End of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total return(4)	2.35%		4.03%	2.17%	0.48%		0.85%	1.80%
Net Assets, End of Period (000s)	$137,853		$128,936	$96,376	$93,875		$110,461	$140,411
Ratios to Average Net Assets:
Gross expenses	0.54	%(7)	0.72%	1.14%	0.98%		0.90%	0.91%
Net expenses(5)(6)	0.54	(7)	0.47	0.34	0.60		0.60	0.60
Net investment income	4.69	%(7)	4.01%	2.16%	0.48%		0.81%	1.82%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amounts represent less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.
(7)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments
	2007(1)(2)		2006		2005		2004		2003(2)	2002(2)
Net asset value, Beginning of Period	$8.09		$8.35		$8.32		$8.18		$8.20	$8.31

Income (Loss) from Operations:
Net investment income	0.19		0.37		0.30		0.27		0.35	0.44
Net realized and unrealized gain (loss)	0.08		(0.25)		0.05		0.15		0.04	(0.06)

Total Income from Operations	0.27		0.12		0.35		0.42		0.39	0.38

Less Distributions From:
From net investment income	(0.19)		(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Total Distributions	(0.19)		(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Net Asset Value, End of Period	$8.17		$8.09		$8.35		$8.32		$8.18	$8.20

Total return(3)	3.32%		1.51%		4.30%		5.17%		4.78%	4.73%
Net Assets, End of Period (000s)	$811,863		$759,964		$533,845		$480,808		$317,858	$331,331
Ratios to Average Net Assets:
Gross expenses	0.59	%(6)	0.63%		0.75%		0.76%		0.77%	0.75%
Net expenses	0.59	%(6)	0.61	%(4)	0.71	(4)	0.76		0.77	0.75
Net investment loss	4.60	(6)	4.50		3.65		3.25		4.22	5.39
Portfolio Turnover Rate	173	%(5)	376	%(5)	376	%(5)	369	%(5)	257%	280%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions have been included the portfolio turnover rate would have been 189%, 418% 392% and 195%, respectively.
(6)	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments
	2007(1)(2)		2006	2005(2)	2004	2003	2002(2)
Net Asset Value, Beginning of Period	$4.62		$4.78	$4.81	$4.61	$4.38	$5.20

Income (Loss) From Operations:
Net investment income	0.18		0.39	0.31	0.32	0.36	0.44
Net realized and unrealized gain (loss)	0.24		(0.22)	0.03	0.21	0.25	(0.82)

Total Income (Loss) from Operations	0.42		0.17	0.34	0.53	0.61	(0.38)

Less Distributions From:
From net investment income	(0.18)		(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Total Distributions	(0.18)		(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Net Asset Value, End of period	$4.86		$4.62	$4.78	$4.81	$4.61	$4.38

Total Return(3)	9.40%		3.80%	7.16%	11.81%	14.57%	(7.75)%
Net Assets, End of Period (000s)	$96,394		$110,207	$262,239	$239,650	$227,191	$222,373
Ratios to Average Net Assets:
Gross expenses	0.92	%(4)	0.90%	1.04%	0.99%	0.97%	0.97%
Net expenses	0.92	(4)	0.86 (5)	0.99 (5)	0.99	0.97	0.97
Net investment income	7.74	(4)	6.78	6.49	6.76	7.78	9.05
Portfolio Turnover Rate	77%		108%	106%	127%	158%	69%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Annualized
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Investments
	2007(1)(2)		2006	2005	2004(2)	2003	2002
Net asset value, Beginning of Period	$9.13		$9.26	$9.23	$8.95	$9.07	$8.91

Income (Loss) from Operations:
Net investment income	0.17		0.32	0.32	0.33	0.35	0.37
Net realized and unrealized gain (loss)	0.07		(0.12)	0.06	0.30	(0.12)	0.14

Total Income (Loss) from Operations	0.24		0.20	0.38	0.63	0.23	0.51

Less Distributions From:
From net investment income	(0.17)		(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Total Distributions	(0.17)		(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Net Asset Value, End of period	$9.20		$9.13	$9.26	$9.23	$8.95	$9.07

Total return(3)	2.69%		2.26%	4.17%	7.12%	2.51%	5.88%
Net Assets, End of Period (000s)	$67,109		$66,326	$40,423	$33,895	$28,386	$30,604
Ratios to Average Net Assets:
Gross expenses	0.66	%(4)	0.73%	0.90%	0.89%	0.88%	0.91%
Net expenses	0.66	(4)	0.72 (5)	0.88 (5)	0.89	0.88	0.91
Net investment income	3.74	(4)	3.70	3.58	3.63	3.79	4.17
Portfolio Turnover Rate	5%		26%	7%	19%	15%	21%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Annualized
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
	2007(1)(2)		2006(2)	2005(2)	2004(2)	2003(2)	2002(2)
Net asset value, Beginning of Period	$7.78		$8.23	$8.16	$7.93	$7.47	$7.19

Income (Loss) from Operations:
Net investment income	0.12		0.25	0.20	0.21	0.25	0.29
Net realized and unrealized gain (loss)	(0.03)		(0.39)	0.37	0.88	0.51	0.29

Total Income (Loss) from Operations	0.09		(0.14)	0.57	1.09	0.76	0.58

Less Distributions From:
From net investment income	(0.12)		(0.09)	(0.50)	(0.86)	(0.30)	(0.12)
Net realized gains	—	(3)	(0.06)	—	—	—	(0.18)
Return of capital	—		(0.16)	—	—	—	—

Total Distributions	(0.12)		(0.31)	(0.50)	(0.86)	(0.30)	(0.30)

Net Asset Value, End of period	$7.75		$7.78	$8.23	$8.16	$7.93	$7.47

Total Return(4)	1.59%		(1.70%)	6.86%	14.00%	10.28%	8.39%
Net Assets, End of Period (millions)	$183		$195	$154	$116	$112	$126
Ratios to Average Net Assets:
Gross expenses	0.90	%(6)	0.84%	1.01%	1.05%	1.04%	1.02%
Net expenses	0.90	(6)	0.82 (5)	0.95 (5)	1.05	1.04	1.02
Net investment income	4.34	(6)	3.25	2.38	2.60	3.21	4.04
Portfolio Turnover Rate	293%		416%	346%	243%	288%	271%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amounts represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments (“Fund(s)”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities that will mature in more than 60 days are valued using prices provided by independent pricing services, which are determined by such services’ analyses of a variety of factors, including transactions in debt securities, quotations from bond dealers, market transactions in comparable securities and relationships between securities.

Debt securities that will mature in 60 days or less and securities held by Government Money Investments are valued at amortized cost, which approximates current market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Government Money Investments’ use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

When market quotations are not readily available, or are determined to be unreliable by the Trust’s Valuation Committee pursuant to procedures approved by the Trust’s Board of Trustees, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded and before the applicable Fund calculate its net asset value per share (“NAV”), the Trust may fair value these investments as determined by the Trust’s Valuation Committee in accordance with the procedures approved by the Trust’s Board of Trustees. Fair valuing of foreign securities is determined with the assistance of an independent pricing service using calculations based on indices of domestic securities and other appropriate indictors, such as prices of relevant ADRs and futures contracts. Values from this pricing vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Notes to Financial Statements

(continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Stripped Securities. Certain Funds may invest in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(g) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Notes to Financial Statements

(continued)

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(i) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases, the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Notes to Financial Statements

(continued)

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(j) Lending of Portfolio Securities. The Trust has an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Fund receives a lender’s fee. Fees earned by a Fund on securities lending are recorded as securities lending income. Loans of securities by a Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Fund is exposed to risks that the borrower may not provide additional collateral when required or return the loaned securities when due. At February 28, 2007, the aggregate market value of the loaned securities and the value of the collateral each Fund received are as follows:

Fund	Market Value of Securities on Loan	Value of Collateral Held
Large Capitalization Value Equity Investments	$28,058,188	$28,733,798
Large Capitalization Growth Investments	9,479,400	9,760,000
Small Capitalization Value Equity Investments	29,858,043	30,748,203
Small Capitalization Growth Investments	63,280,718	64,802,238
International Equity Investments	64,544,456	66,044,412
Emerging Markets Equity Investments	11,879,553	12,160,813
Core Fixed Income Investments	104,671	106,781
High Yield Investments	5,038,122	5,141,383

(k) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Short Sales of Securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

(m) Mortgage Dollar Rolls. Certain Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

Notes to Financial Statements

(continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(o) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(q) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(r) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, if any, are declared and paid on a monthly basis.

Notes to Financial Statements

(continued)

Distributions on the shares of Government Money Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

(u) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Subadviser pursuant to procedures approved by the Board of Trustees. The value of restricted securities is determined as described in Note 1.

2. Investment Management Agreement and Other Transactions with Affiliates

The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), an indirect wholly-owned subsidiary of Citigroup, serves as the investment manager (the “Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Subadviser,” and collectively the “Subadvisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly . The Manager pays each Subadviser a subadviser fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to the Fund while the actual investment management fee is what the Fund incurred during the reporting period. The actual investment management fee could fluctuate from year to year if Subadvisers are added or terminated in a particular Fund. The maximum allowable annual management fee and advisory fee paid by CIAS to each Subadviser and the fee retained by CIAS for the six-months ended February 28, 2007 are indicated below:

	Subadviser Fee	Citigroup Investment Advisory Services Inc. ("CIAS") Fee	Maximum Allowable Annual Management Fee
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60
Large Capitalization Growth Investments	0.34%	0.26%	0.60
Small Capitalization Value Equity Investments	0.55%	0.25%	0.80
Small Capitalization Growth Investments	0.50%	0.30%	0.80
International Equity Investments	0.40%	0.30%	0.70
Emerging Markets Equity Investments	0.50%	0.30%	0.90
Government Money Investments	0.14%	0.00%	0.15
Core Fixed Income Investments	0.20%	0.20%	0.40
High Yield Investments	0.30%	0.25%	0.55
Municipal Bond Investments	0.20%	0.20%	0.40
International Fixed Income Investments	0.25%	0.25%	0.50

Notes to Financial Statements

(continued)

Prior to January 1, 2007, Smith Barney Fund Management LLC (“SBFM”) served as administrator to the Trust pursuant to an amendment dated December 1, 2005 to the Trust’s Administration Agreement dated June 2, 1994. Each Fund paid SBFM a fee calculated at an annual rate of 0.125% of the average daily net assets of each respective Fund. This fee was calculated daily and paid monthly.

Effective January 1, 2007, Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. BBH’s principal offices are located at 40 Water Street, Boston, MA 02109. For its administrative services, BBH receives an annual asset based fee of 0.0275% of the Trust’s assets up to $5 billion and 0.02% on assets in excess of $5 billion plus out-of pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets.

During the six months ended February 28, 2007, BBH did not waive a portion of its administration fee.

For the period ended February 28, 2007 the Funds paid Citigroup Institutional Trust Company shareholder recordkeeping fees as follows:

Fund
Large Capitalization Value Equity Investments	$3,973
Large Capitalization Growth Investments	3,957
Small Capitalization Value Equity Investments	2,145
Small Capitalization Growth Investments	3,425
International Equity Investments	5,792
Emerging Markets Equity Investments	9,127
Core Fixed Income Investments	1,931
High Yield Investments	9,977
International Fixed Income Investments	—

For the six month ended February 28, 2007, Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions
Large Capitalization Value Equity Investments	$2,396
Large Capitalization Growth Investments	97,381
International Equity Investments	12,069
Emerging Markets Equity Investments	146

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates and do not receive compensation directly from the Trust.

Notes to Financial Statements

(continued)

3. Investments

During the six month period ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Large Capitalization Value Equity Investments	$312,583,463	$300,991,789	—	—
Large Capitalization Growth Investments	1,967,532,196	1,615,944,538	—	—
Small Capitalization Value Equity Investments	230,614,607	78,721,684	—	—
Small Capitalization Growth Investments	107,347,502	121,685,432	—	—
International Equity Investments	326,738,897	305,078,794	—	—
Emerging Markets Equity Investments	173,087,345	100,700,906	—	—
Core Fixed Income Investments	913,694,787	886,312,715	$890,330,077	$833,572,298
High Yield Investments	72,381,560	91,464,845	2,878,594	2,901,914
Municipal Bond Investments	9,503,546	3,048,033	—	—
International Fixed Income Investments	254,151,295	208,165,920	220,362,570	213,841,378

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes for each Fund were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Large Capitalization Value Equity Investments	$318,496,215	$(13,731,296)	$304,764,919
Large Capitalization Growth Investments	269,369,558	(26,795,035)	242,574,522
Small Capitalization Value Equity Investments	88,534,821	(8,616,539)	79,918,282
Small Capitalization Growth Investments	107,137,546	(11,826,504)	95,311,042
International Equity Investments	359,078,116	(9,403,812)	349,674,304
Emerging Markets Equity Investments	123,957,086	(2,759,247)	121,197,839
Core Fixed Income Investments	9,973,957	(5,281,948)	4,692,009
High Yield Investments	4,404,393	(260,978)	4,143,415
Municipal Bond Investments	2,051,461	(19,173)	2,032,288
International Fixed Income Investments	13,240,153	(10,477,627)	2,762,526

At February 28, 2007, the Funds had the following open futures contracts:

Emerging Markets Equity Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
MSCI Taiwan Index	162	3/07	$5,196,351	$5,114,340	$(82,011)

					$(82,011)

At February 28, 2007, Emerging Markets Equity Investments had deposited $364,500 with the broker as initial margin collateral.

Notes to Financial Statements

(continued)

International Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Epsi50 Index	109	6/07	$11,739,641	$11,836,719	$97,078
Euro	7	6/07	1,660,925	1,659,175	(1,750)
Euro	2	9/07	473,525	474,975	1,450
Euro	6	12/07	1,428,900	1,427,250	(1,650)
Euro	158	3/08	37,560,325	37,623,750	63,425
Euro	127	6/08	30,184,762	30,254,575	69,813
Euro	61	9/08	14,475,900	14,534,775	58,875
Euro	57	12/08	13,539,800	13,581,675	41,875
Euro	8	3/09	1,909,200	1,905,900	(3,300)
Federal Republic Of Germany 5 Year Bonds	24	3/07	3,500,129	3,463,060	(37,069)
Federal Republic Of Germany 5 Year Bonds	65	6/07	9,355,043	9,350,743	(4,300)
Japan Government Bonds 10 Year	55	3/07	62,410,057	62,760,194	350,137
One Chicago Select Index C	77	12/07	16,124,034	16,120,706	(3,328)
S&P/Ruix Investment Index	218	6/07	33,326,585	33,371,122	44,537
U.S. 5 Year Treasury Notes	250	6/07	26,315,954	26,488,281	172,327

					848,120

Contracts to Sell:
U.S. Treasury Bonds	12	6/07	(1,355,438)	(1,355,250)	188

					188

Net Unrealized Gain on Open Futures Contracts					$848,308

At February 28, 2007, International Fixed Income Investments had deposited $800,371 with the broker as initial margin collateral.

Core Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	290	12/07	$68,954,725	$68,983,750	$29,025
Euro	29	3/08	6,875,600	6,905,625	30,025
Euro	488	6/08	116,097,737	116,253,800	156,063
Euro	185	9/08	43,908,275	44,080,875	172,600
Euro	349	12/08	82,942,100	83,157,975	215,875
Euro Euribor	271	6/07	85,711,772	86,022,259	(57,472)
Sterling	60	12/07	13,837,929	13,876,824	11,678
Sterling	233	3/08	53,910,780	53,916,895	68,913
Sterling	81	12/08	18,743,249	18,759,528	6,239
U.S. 2 Year Treasury Notes	97	6/07	19,810,907	19,880,453	69,546
U.S. 5 Year Treasury Notes	348	6/07	36,623,141	36,871,689	248,548

					951,040

Contracts to Sell:
Epsi50 Index	202	6/07	22,012,033	21,935,938	76,095
U.S. Treasury Bonds	7	3/07	802,484	791,000	11,484
U.S. Treasury Bonds	72	6/07	8,122,008	8,131,500	(9,492)

					78,087

Net Unrealized Gain on Open Futures Contracts					$1,029,127

At February 28, 2007, Core Fixed Income Investments had deposited $755,759 with the broker as initial margin collateral.

Notes to Financial Statements

(continued)

At February 28, 2007 Core Fixed Income Investments and International Fixed Income Investments held purchased options with a total cost of the following:

	Calls	Puts
Core Fixed Income Investments	$1,514,863	$485,625
International Fixed Income Investments	1,538,511	129,174

During the six month period ended February 28, 2007, written option transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2006	50,800,001	$534,420
Options written	30,300,587	504,979
Options closed	(6,200,424)	(190,403)
Options expired	(15,600,048)	(149,119)

Options written, outstanding at February 28, 2007	59,300,116	$699,877

International Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2006	873,700,086	$704,156
Options written	81,700,000	889,124
Options closed	(52,500,000)	(406,710)
Options expired	(816,000,122)	(227,578)

Options written, outstanding at February 28, 2007	86,899,964	$958,992

At February 28, 2007, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Emerging Markets Equity Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	19,300	$25,533	3/2/07	$5
Hungarian Forint	174,701,479	906,205	3/2/07	(2,043)
Malaysian Ringit	11,258,000	3,226,800	5/22/07	(18,515)
Philippine Peso	25,004,613	516,082	3/2/07	(9)
Polish Zloty	1,699,514	575,855	3/2/07	41
South African Rand	27,986,000	3,860,495	3/2/07	(3,640)

				(24,161)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(24,161)

Notes to Financial Statements

(continued)

Core Fixed Income Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	15,380,000	$20,346,984	3/1/07	$98,245
Indian Rupee	42,724,045	1,637,997	9/19/07	6,997
Japanese Yen	955,672,000	8,155,673	5/15/07	214,108
Yuan Renminbi	3,860,000	499,502	3/16/07	(498)
Yuan Renminbi	21,339,000	2,773,917	5/9/07	(6,047)
Yuan Renminbi	10,298,480	1,349,137	8/16/07	15,137
Yuan Renminbi	12,545,178	1,659,683	1/10/08	(40,538)

				287,404

Contracts to Sell:
Euro	42,892,000	$56,807,210	3/27/07	$(442,275)
Pound Sterling	2,688,000	52,716,539	4/5/07	(23,655)
Yuan Renminbi	3,860,000	499,502	3/16/07	1,876
Yuan Renminbi	8,685,178	1,129,011	5/9/07	5,573

				(458,481)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(171,077)

International Fixed Income Investments
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	840,916	$663,651	3/1/07	$15,103
Australian Dollar	415,000	327,468	3/8/07	6,258
Australian Dollar	4,980,000	3,928,120	3/22/07	11,350
Australian Dollar	840,916	663,170	3/29/07	(2,583)
Brazilian Real	743,325	347,782	5/3/07	8,028
Brazilian Real	669,135	311,491	6/4/07	12,280
Chilean Peso	60,000,000	111,154	5/8/07	(2,843)
Danish Krone	369,000	65,525	3/6/07	(162)
Danish Krone	3,452,000	562,834	3/6/07	8,073
Euro	1,845,000	2,443,563	3/27/07	(4,693)
Indian Rupee	6,506,000	146,323	5/9/07	2,671
Indian Rupee	509,000	11,429	5/29/07	1
Japanese Yen	27,110,000	231,356	5/15/07	6,074
Mexican Peso	18,521,206	1,655,364	4/18/07	(39,266)
New Taiwan Dollar	12,477,000	379,795	3/29/07	1,016
New Zealand Dollar	972,000	681,275	3/1/07	(11,032)
New Zealand Dollar	5,880,000	4,116,010	3/22/07	(10,310)
Pound Sterling	1,030,000	2,020,016	4/5/07	(2,853)
Singapore Dollar	215,000	141,051	4/18/07	702
Singapore Dollar	603,000	395,849	4/30/07	1,360
South Korean Won	19,764,000	21,027	5/25/07	(89)
Yuan Renminbi	12,978,182	1,687,070	5/9/07	(2,963)
Yuan Renminbi	9,708,595	1,271,761	8/15/07	13,421

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy (cont.):
Yuan Renminbi	8,049,110	$1,056,097	9/6/07	$11,097
Yuan Renminbi	8,760,700	1,155,557	11/21/07	(16,443)
Yuan Renminbi	8,188,756	1,080,481	11/26/07	(12,519)
Yuan Renminbi	15,114,520	1,999,598	1/10/08	(50,847)

				(59,169)

Contracts to Sell:
Australian Dollar	4,980,000	(3,928,120)	3/22/07	$(8,387)
Canadian Dollar	2,385,000	(2,040,502)	4/5/07	5,782
Chilean Peso	58,150,000	(107,741)	6/19/07	2,542
Danish Krone	11,911,000	(2,115,099)	3/6/07	(4,492)
Euro	1,844,024	(2,439,554)	3/2/07	4,817
Euro	52,610,000	(69,677,966)	3/27/07	(542,480)
Japanese Yen	111,387,140	(942,960)	3/15/07	(1,691)
New Zealand Dollar	972,000	(681,275)	3/1/07	(6,056)
New Zealand Dollar	466,000	(326,508)	3/8/07	(7,997)
New Zealand Dollar	5,880,000	(4,116,010)	3/22/07	2,930
New Zealand Dollar	972,000	(680,077)	3/29/07	11,015
Polish Zloty	7,061,000	(2,396,516)	4/18/07	(63,338)
Pound Sterling	1,029,334	(2,018,780)	3/2/07	2,831
Pound Sterling	2,072,000	(4,063,566)	4/5/07	(18,234)
Singapore Dollar	202,000	(132,661)	5/7/07	(375)
Yuan Renminbi	5,282,245	(686,654)	5/9/07	3,390

				(619,743)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(678,912)

At February 28, 2007, International Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 20, 2007
Notional Amount:	7,900,000 AUD
Payments Made by Fund:	Floating Rate (6 month BBSW)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 20, 2009
Unrealized Depreciation	$(3,164)
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	7,500,000 AUD
Payments Made by Fund:	Floating Rate (6 month BB)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2012
Unrealized Depreciation	$(19,050)

Notes to Financial Statements

(continued)

Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	4,300,000 AUD
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6 month BBSW)
Termination Date:	June 15, 2017
Unrealized Appreciation	$21,911
Swap Counterparty:	Royal Bank of Canada
Effective Date:	June 15, 2007
Notional Amount:	600,000 CAD
Payments Made by Fund:	Floating Rate (3 month CBK)
Payments Received by Fund:	Fixed Rate, 4.50%
Termination Date:	June 15, 2027
Unrealized Depreciation	$(16)
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	June 15, 2007
Notional Amount:	12,900,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 15, 2017
Unrealized Appreciation	$288,448
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	June 18, 2014
Notional Amount:	600,000 EUR
Payments Made by Fund:	Floating Rate (6 month Euribor)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 18, 2034
Unrealized Depreciation	$(23)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	December 15, 2006
Notional Amount:	3,800,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	December 15, 2014
Unrealized Appreciation	$8,972
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 15, 2007
Notional Amount:	300,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 15, 2017
Unrealized Appreciation	$1,670
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	December 15, 2006
Notional Amount:	13,900,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	December 15, 2014
Unrealized Appreciation	$77,695

Notes to Financial Statements

(continued)

Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	December 15, 2006
Notional Amount:	600,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	December 15, 2011
Unrealized Appreciation	$7,521
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	June 18, 2014
Notional Amount:	200,000 EUR
Payments Made by Fund:	Floating Rate (6 month Euribor)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 18, 2034
Unrealized Depreciation	$(7,284)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 13, 2006
Notional Amount:	600,000 EUR
Payments Made by Fund:	Floating Rate (6 month Euribor)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 18, 2034
Unrealized Appreciation	$43,027
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	January 11, 2005
Notional Amount:	3,900,000 EUR
Payments Made by Fund:	Floating Rate (6 month Euribor)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 18, 2034
Unrealized Appreciation	$262,290
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 15, 2007
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(17,484)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(22,763)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(40,187)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	2,100,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$55,248
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 15, 2006
Notional Amount:	900,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(25,108)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 15, 2006
Notional Amount:	400,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(12,441)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 12, 2006
Notional Amount:	100,000 GBP
Payments Made by Fund:	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	June 12, 2036
Unrealized Appreciation	$8,115
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 15, 2007
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(6,014)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	September 15, 2006
Notional Amount:	3,600,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(72,898)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Appreciation	$14,780

Notes to Financial Statements

(continued)

Swap Counterparty:	HSBC Bank USA
Effective Date:	March 21, 2006
Notional Amount:	4,400,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(106,099)
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 15, 2006
Notional Amount:	200,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Appreciation	$4,247
Swap Counterparty:	HSBC Bank USA
Effective Date:	December 15, 2015
Notional Amount:	400,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$13,316
Swap Counterparty:	HSBC Bank USA
Effective Date:	June 12, 2006
Notional Amount:	100,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 4.25%
Termination Date:	June 12, 2036
Unrealized Depreciation	$(1,789)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 15, 2006
Notional Amount:	800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(26,926)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 15, 2007
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Depreciation	$(25,420)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	December 15, 2015
Notional Amount:	200,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$4,186

Notes to Financial Statements

(continued)

Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	September 15, 2006
Notional Amount:	1,200,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	$(41,750)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	October 9, 2006
Notional Amount:	136,000,000 HUF
Payments Made by Fund:	Fixed Rate, 7.72%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	October 10, 2016
Unrealized Depreciation	$(29,729)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	670,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(78,131)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2006
Notional Amount:	280,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 2.00%
Termination Date:	December 20, 2025
Unrealized Appreciation	$129,168
Swap Counterparty:	Deutsche Bank AG
Effective Date:	March 20, 2007
Notional Amount:	200,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2008
Unrealized Appreciation	$4,101
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 18, 2007
Notional Amount:	790,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	September 18, 2008
Unrealized Depreciation	$(3,484)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 20, 2007
Notional Amount:	960,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(97,249)

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	March 20, 2007
Notional Amount:	7,200,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2008
Unrealized Appreciation	$131,205
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 20, 2008
Notional Amount:	950,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 2.00%
Termination Date:	June 20, 2010
Unrealized Depreciation	$(65,726)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 20, 2007
Notional Amount:	220,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	June 20, 2012
Unrealized Depreciation	$(586)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	December 20, 2004
Notional Amount:	860,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Depreciation	$(55,760)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	December 20, 2005
Notional Amount:	1,300,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	December 20, 2015
Unrealized Depreciation	$(339,255)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 20, 2007
Notional Amount:	1,600,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(178,943)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	December 20, 2004
Notional Amount:	1,460,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Appreciation	$478,587

Notes to Financial Statements

(continued)

Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	150,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(13,335)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	September 18, 2007
Notional Amount:	900,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	September 18, 2008
Unrealized Appreciation	$6,803
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	320,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(37,285)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	September 27, 2006
Notional Amount:	400,000,000 JPY
Payments Made by Fund:	Fixed Rate, 1.98%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	September 27, 2016
Unrealized Depreciation	$(73,651)
Swap Counterparty:	UBS Securities LLC
Effective Date:	September 18, 2007
Notional Amount:	3,830,000,000 JPY
Payments Made by Fund:	V/R
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	September 18, 2008
Unrealized Depreciation	$(26,596)
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 20, 2004
Notional Amount:	540,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Depreciation	$(54,354)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	October 6, 2006
Notional Amount:	7,000,000 MXN
Payments Made by Fund:	Floating Rate (MXN Libor)
Payments Received by Fund:	Fixed Rate, 8.84%
Termination Date:	September 23, 2016
Unrealized Appreciation	$20,089

Notes to Financial Statements

(continued)

Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	September 18, 2006
Notional Amount:	15,000,000 MXN
Payments Made by Fund:	Floating Rate (MXN Libor)
Payments Received by Fund:	Fixed Rate, 8.72%
Termination Date:	September 5, 2016
Unrealized Depreciation	$(5,196)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	November 17, 2006
Notional Amount:	30,000,000 MXN
Payments Made by Fund:	Floating Rate (MXN Libor)
Payments Received by Fund:	Fixed Rate, 8.17%
Termination Date:	November 4, 2016
Unrealized Depreciation	$(62,856)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	300,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2012
Unrealized Appreciation	$1,856
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	400,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$3,524
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	2,000,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(23,628)
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	June 20, 2007
Notional Amount:	2,700,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$30,997
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 20, 2007
Notional Amount:	2,400,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2012
Unrealized Depreciation	$(25,833)

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	June 20, 2007
Notional Amount:	5,900,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2014
Unrealized Appreciation	$19,558
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	8,900,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2009
Unrealized Appreciation	$10,259
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	25,800,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2012
Unrealized Appreciation	$162,996
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	300,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(3,538)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	June 20, 2007
Notional Amount:	7,900,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2017
Unrealized Depreciation	$(14,322)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	June 20, 2007
Notional Amount:	2,100,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(31,110)
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 19, 2007
Notional Amount:	2,600,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 19, 2008
Unrealized Appreciation	$1,829

Notes to Financial Statements

(continued)

At February 28, 2007, International Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	200,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(2,080)
Swap Counterparty:	BNP Paribas Bank
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	600,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(6,241)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	700,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(7,284)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	200,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(2,082)
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	100,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(1,041)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I traxx
Notional Amount:	200,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(2,073)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 16, 2006
Reference Entity:	Softbank Corp
Notional Amount:	59,000,000 JPY
Termination Date:	September 20, 2007
Unrealized Appreciation	$7,136
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 31, 2006
Reference Entity:	Ryder Systems, Inc.
Notional Amount:	200,000 USD
Termination Date:	March 20, 2009
Unrealized Depreciation	$(162)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 1, 2006
Reference Entity:	Sealed Air
Notional Amount:	200,000 USD
Termination Date:	June 20, 2009
Unrealized Depreciation	$(358)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 18, 2006
Reference Entity:	DR Horton
Notional Amount:	200,000 USD
Termination Date:	March 20, 2010
Unrealized Depreciation	$(961)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 4, 2006
Reference Entity:	National Grid
Notional Amount:	300,000 USD
Termination Date:	June 20, 2011
Unrealized Depreciation	$(280)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 27, 2006
Reference Entity:	XL Capital Ltd.
Notional Amount:	100,000 USD
Termination Date:	March 20, 2012
Unrealized Depreciation	$(376)
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	September 22, 2006
Reference Entity:	CNA Financial Corp.
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(682)
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	September 27, 2006
Reference Entity:	H. J. Heinz Finance
Notional Amount:	100,000 USD
Termination Date:	March 20, 2012
Unrealized Depreciation	$(343)
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	October 28, 2006
Reference Entity:	Goldman Sachs Gr Inc.
Notional Amount:	200,000 USD
Termination Date:	March 20, 2016
Unrealized Appreciation	$1,306
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	October 12, 2006
Reference Entity:	Centerpoint
Notional Amount:	200,000 USD
Termination Date:	June 20, 2008
Unrealized Depreciation	$(155)

Notes to Financial Statements

(continued)

Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	October 18, 2006
Reference Entity:	ISTAR Financial
Notional Amount:	300,000 USD
Termination Date:	March 20, 2012
Unrealized Depreciation	$(270)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2006
Reference Entity:	Boston Scientific
Notional Amount:	100,000 USD
Termination Date:	June 20, 2014
Unrealized Appreciation	$410
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2006
Reference Entity:	Ace Ina Holdings
Notional Amount:	100,000 USD
Termination Date:	June 20, 2014
Unrealized Depreciation	$(761)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 19, 2006
Reference Entity:	Tate Lyle International
Notional Amount:	100,000 USD
Termination Date:	December 20, 2014
Unrealized Appreciation	$221
Swap Counterparty:	HSBC Bank USA
Effective Date:	February 8, 2007
Reference Entity:	Russian Federation
Notional Amount:	600,000 USD
Termination Date:	February 20, 2008
Unrealized Depreciation	$(189)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	August 3, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	2,000,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$42,450
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 27, 2006
Reference Entity:	CNA Financial Corp
Notional Amount:	100,000 USD
Termination Date:	March 20, 2012
Unrealized Depreciation	$(682)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	August 3, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	1,100,000 USD
Termination Date:	August 20, 2016
Unrealized Depreciation	$(66,454)

Notes to Financial Statements

(continued)

Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	August 9, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	3,400,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$63,346
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	August 9, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	1,900,000 USD
Termination Date:	August 20, 2016
Unrealized Depreciation	$(84,674)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 16, 2006
Reference Entity:	Russian Federation
Notional Amount:	500,000 USD
Termination Date:	June 20, 2007
Unrealized Appreciation	$775
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	August 2, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	2,000,000 USD
Termination Date:	August 20, 2011
Unrealized Appreciation	$60,730
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	August 2, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	1,100,000 USD
Termination Date:	August 20, 2016
Unrealized Depreciation	$(58,048)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	October 26, 2006
Reference Entity:	Landsbanki Islands
Notional Amount:	200,000 USD
Termination Date:	September 20, 2009
Unrealized Depreciation	$(1,059)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	September 19, 2006
Reference Entity:	DaimlerChrysler AG
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(1,092)
Swap Counterparty:	UBS Securities LLC
Effective Date:	September 27, 2006
Reference Entity:	Capital One Financial Corporation
Notional Amount:	100,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(201)

Notes to Financial Statements

(continued)

At February 28, 2007, Core Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Deutsche Bank AG
Effective Date:	January 15, 2008
Notional Amount:	900,000 AUD
Payments Made by Fund:	Floating Rate (6 month BBSW)
Payments Received by Fund:	Fixed Rate, 6.50%
Termination Date:	January 15, 2010
Unrealized Appreciation	$2,265
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 15, 2007
Notional Amount:	3,900,000 AUD
Payments Made by Fund:	Floating Rate (6 month BB)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2017
Unrealized Depreciation	$(36,288)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	January 15, 2008
Notional Amount:	800,000 AUD
Payments Made by Fund:	Floating Rate (6 month BBSW)
Payments Received by Fund:	Fixed Rate, 6.50%
Termination Date:	January 15, 2010
Unrealized Appreciation	$1,933
Swap Counterparty:	Royal Bank of Canada
Effective Date:	January 15, 2008
Notional Amount:	3,400,000 AUD
Payments Made by Fund:	Floating Rate (6 month BBSW)
Payments Received by Fund:	Fixed Rate, 6.50%
Termination Date:	January 15, 2010
Unrealized Appreciation	$9,969
Swap Counterparty:	UBS Securities LLC
Effective Date:	October 15, 2005
Notional Amount:	200,000 EUR
Payments Made by Fund:	Floating Rate (5 year French CPI Ex Tobacco Daily Reference Index)
Payments Received by Fund:	Fixed Rate, 2.15%
Termination Date:	October 15, 2010
Unrealized Appreciation	$3,961
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	1,000,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(48,934)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	1,600,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Depreciation	$(27,876)

Notes to Financial Statements

(continued)

Swap Counterparty:	HSBC Bank USA
Effective Date:	June 15, 2007
Notional Amount:	4,400,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Appreciation	$9,732
Swap Counterparty:	HSBC Bank USA
Effective Date:	December 15, 2015
Notional Amount:	500,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Appreciation	$12,193
Swap Counterparty:	UBS Securities LLC
Effective Date:	December 20, 2007
Notional Amount:	10,500,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2008
Unrealized Appreciation	$10,023
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	40,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(4,664)
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	90,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2016
Unrealized Depreciation	$(8,001)
Swap Counterparty:	Bank of America
Effective Date:	June 15, 2005
Notional Amount:	1,500,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2035
Unrealized Appreciation	$17,153
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	700,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2009
Unrealized Depreciation	$(807)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 20, 2007
Notional Amount:	1,400,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2012
Unrealized Appreciation	$8,663
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 20, 2007
Notional Amount:	10,500,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	June 20, 2017
Unrealized Appreciation	$170,923
Swap Counterparty:	Deutsche Bank AG
Effective Date:	June 20, 2007
Notional Amount:	5,900,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(87,404)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	June 20, 2007
Notional Amount:	6,200,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(73,124)
Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	June 20, 2007
Notional Amount:	6,500,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2037
Unrealized Depreciation	$(96,292)
Swap Counterparty:	UBS Securities LLC
Effective Date:	June 18, 2008
Notional Amount:	31,000,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 18, 2009
Unrealized Appreciation	$137,729
Swap Counterparty:	UBS Securities LLC
Effective Date:	June 20, 2007
Notional Amount:	7,000,000 USD
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 20, 2009
Unrealized Depreciation	$(7,789)

Notes to Financial Statements

(continued)

At February 28, 2007, Core Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	1,000,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(14,912)
Swap Counterparty:	BNP Paribas Bank
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	1,700,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(24,719)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	2,000,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(14,654)
Swap Counterparty:	HSBC Bank USA
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	1,700,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(29,670)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 20, 2006
Reference Entity:	Dow Jones I Traxx
Notional Amount:	700,000 EUR
Termination Date:	December 20, 2016
Unrealized Depreciation	$(7,247)
Swap Counterparty:	Bank of America
Effective Date:	February 9, 2007
Reference Entity:	Residential Capital
Notional Amount:	250,000 USD
Termination Date:	March 20, 2017
Unrealized Appreciation	$12,810
Swap Counterparty:	Bank of America
Effective Date:	January 19, 2006
Reference Entity:	ABX Indices
Notional Amount:	200,000 USD
Termination Date:	July 25, 2045
Unrealized Appreciation	$9,491
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 8, 2006
Reference Entity:	Federative Republic of Brazil
Notional Amount:	1,600,000 USD
Termination Date:	June 20, 2007
Unrealized Depreciation	$(1,976)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 19, 2006
Reference Entity:	ISTAR Financial
Notional Amount:	300,000 USD
Termination Date:	March 20, 2011
Unrealized Depreciation	$(385)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 18, 2006
Reference Entity:	DaimlerChrysler AG
Notional Amount:	600,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(5,524)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	November 14, 2006
Reference Entity:	DaimlerChrysler AG
Notional Amount:	300,000 USD
Termination Date:	September 20, 2011
Unrealized Depreciation	$(2,369)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX Emerging Market Diversified Index
Notional Amount:	1,900,000 USD
Termination Date:	December 20, 2011
Unrealized Depreciation	$(2,018)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	October 25, 2006
Reference Entity:	Pulte Homes Inc.
Notional Amount:	1,700,000 USD
Termination Date:	March 20, 2013
Unrealized Depreciation	$(4,205)
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	June 28, 2005
Reference Entity:	Trinity CDO, LTD.
Notional Amount:	2,000,000 USD
Termination Date:	March 8, 2040
Unrealized Appreciation	$282,862
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	January 19, 2006
Reference Entity:	ABX Indices
Notional Amount:	4,000,000 USD
Termination Date:	July 25, 2045
Unrealized Appreciation	$188,080
Swap Counterparty:	Bear Stearns & Co., Inc.
Effective Date:	October 17, 2006
Reference Entity:	ESPF
Notional Amount:	700,000 USD
Termination Date:	October 5, 2046
Unrealized Appreciation	$90,112

Notes to Financial Statements

(continued)

Swap Counterparty:	BNP Paribas Bank
Effective Date:	November 16, 2006
Reference Entity:	HSBC Finance Corp.
Notional Amount:	300,000 USD
Termination Date:	December 20, 2013
Unrealized Appreciation	$1,124
Swap Counterparty:	Credit Suisse Securities (USA) LLC
Effective Date:	September 28, 2006
Reference Entity:	Dow Jones CDX Emerging Market Diversified Index
Notional Amount:	2,000,000 USD
Termination Date:	December 20, 2011
Unrealized Depreciation	$(9,212)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	800,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(10,891)
Swap Counterparty:	Deutsche Bank AG
Effective Date:	October 26, 2006
Reference Entity:	Goodrich
Notional Amount:	300,000 USD
Termination Date:	September 20, 2016
Unrealized Depreciation	$(3,092)
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	January 10, 2007
Reference Entity:	AIG
Notional Amount:	1,500,000 USD
Termination Date:	March 20, 2008
Unrealized Appreciation	$262
Swap Counterparty:	Goldman, Sachs & Co.
Effective Date:	January 19, 2006
Reference Entity:	ABX Indices
Notional Amount:	600,000 USD
Termination Date:	July 25, 2045
Unrealized Appreciation	$28,212
Swap Counterparty:	HSBC Bank USA
Effective Date:	January 20, 2007
Reference Entity:	Russian Federation
Notional Amount:	700,000 USD
Termination Date:	July 20, 2007
Unrealized Appreciation	$271
Swap Counterparty:	HSBC Bank USA
Effective Date:	February 8, 2007
Reference Entity:	Russian Federation
Notional Amount:	700,000 USD
Termination Date:	February 20, 2008
Unrealized Depreciation	$(220)

Notes to Financial Statements

(continued)

Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	May 19, 2005
Reference Entity:	Russian Federation
Notional Amount:	100,000 USD
Termination Date:	May 20, 2007
Unrealized Appreciation	$354
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	June 8, 2006
Reference Entity:	Russian Federation
Notional Amount:	1,600,000 USD
Termination Date:	June 20, 2007
Unrealized Appreciation	$2,561
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX Emerging Market Diversified Index
Notional Amount:	2,000,000 USD
Termination Date:	December 20, 2011
Unrealized Depreciation	$(7,296)
Swap Counterparty:	J.P. Morgan Chase & Co.
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	800,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(10,589)
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	December 22, 2006
Reference Entity:	GMAC
Notional Amount:	5,800,000 USD
Termination Date:	March 20, 2007
Unrealized Appreciation	$6,696
Swap Counterparty:	Lehman Brothers, Inc.
Effective Date:	September 28, 2006
Reference Entity:	Dow Jones CDX Emerging Market Diversified Index
Notional Amount:	250,000 USD
Termination Date:	December 20, 2011
Unrealized Appreciation	$3,925
Swap Counterparty:	Merrill Lynch & Co., Inc.
Effective Date:	March 12, 2005
Reference Entity:	Russian Federation
Notional Amount:	600,000 USD
Termination Date:	March 20, 2007
Unrealized Appreciation	$161
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	August 31, 2005
Reference Entity:	Republic of Turkey
Notional Amount:	200,000 USD
Termination Date:	September 20, 2010
Unrealized Depreciation	$(11,092)

Notes to Financial Statements

(continued)

Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	October 26, 2006
Reference Entity:	Sealed Air
Notional Amount:	300,000 USD
Termination Date:	September 20, 2013
Unrealized Depreciation	$(2,694)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	May 13, 2006
Reference Entity:	Republic of Hungary
Notional Amount:	1,600,000 USD
Termination Date:	May 20, 2016
Unrealized Depreciation	$(20,574)
Swap Counterparty:	Morgan Stanley & Co., Inc.
Effective Date:	September 21, 2006
Reference Entity:	Dow Jones CDX Emerging Market Diversified Index
Notional Amount:	2,100,000 USD
Termination Date:	December 20, 2016
Unrealized Depreciation	$(14,514)

At February 28, 2007, International Fixed Income Investments and Core Fixed Income Investments had total net unrealized appreciation of $422,432 and $102,241, respectively, from swap contracts.

During the six month period ended February 28, 2007, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $140,367,695.

For the six month period ended February 28, 2007, Core Fixed Income Investments recorded interest income of $50,044 related to such mortgage rolls.

4. Shares of Beneficial Interest

At February 28, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share. At February 28, 2007, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Six Months Ended February 28, 2007	Year Ended August 31, 2006
Large Capitalization Value Equity Investments
Shares sold	15,244,123	30,590,292
Shares issued on reinvestment	10,091,077	6,840,450
Shares repurchased	(13,077,995)	(28,819,854)

Net Increase (Decrease)	12,257,205	8,610,888

Large Capitalization Growth Investments
Shares sold	23,677,637	47,577,855
Shares repurchased	(12,607,236)	(26,677,870)

Net Increase (Decrease)	11,070,401	20,899,985

Small Capitalization Value Equity Investments
Shares sold	1,153,883	3,722,228
Shares issued on reinvestment	3,997,706	7,197,797
Shares repurchased	(2,323,109)	(9,403,887)

Net Increase (Decrease)	2,828,480	1,516,138

Notes to Financial Statements

(continued)

	Six Months Ended February 28, 2007	Year Ended August 31, 2006
Small Capitalization Growth Investments
Shares sold	2,415,983	5,288,132
Shares repurchased	(3,369,786)	(10,002,994)

Net Increase (Decrease)	(953,803)	(4,714,862)

International Equity Investments
Shares sold	14,222,552	40,932,743
Shares issued on reinvestment	1,934,268	1,153,715
Shares repurchased	(10,277,059)	(27,283,540)

Net Increase	5,879,761	14,802,918

Emerging Markets Equity Investments
Shares sold	7,274,174	5,436,369
Shares issued on reinvestment	174,684	231,945
Shares repurchased	(2,587,538)	(8,088,359)

Net Decrease	4,861,320	(2,420,045)

Government Money Investments
Shares sold	62,513,391	129,087,916
Shares issued on reinvestment	3,324,923	4,269,358
Shares repurchased	(56,921,051)	(100,797,219)

Net Increase	8,917,263	32,560,055

Core Fixed Income Investments
Shares sold	18,636,494	43,344,838
Shares issued on reinvestment	2,198,281	3,569,561
Shares repurchased	(15,395,304)	(16,907,140)

Net Increase	5,439,471	30,007,259

High Yield Investments
Shares sold	1,472,303	8,699,001
Shares issued on reinvestment	795,564	2,538,947
Shares repurchased	(6,270,417)	(42,246,239)

Net Increase (Decrease)	(4,002,550)	(31,008,291)

Municipal Bond Investments
Shares sold	1,169,689	3,916,281
Shares issued on reinvestment	60,624	201,301
Shares repurchased	(1,197,967)	(1,220,800)

Net Increase	32,346	2,896,782

International Fixed Income Investments
Shares sold	4,982,383	12,220,568
Shares issued on reinvestment	486,584	816,554
Shares repurchased	(6,807,607)	(6,736,262)

Net Increase	(1,338,640)	6,300,860

Notes to Financial Statements

(continued)

5. Capital Loss Carryforward

As of August 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2010	—	$(61,335,851)	—	$(106,951,959)	$(35,665,109)	$(57,958)
8/31/2011	—	(159,803,398)	—	(191,873,306)	(84,638,508)	(35,913,113)
8/31/2012	—	(12,614,097)	—	—	—	—

	—	$(233,753,346)	—	$(298,825,265)	$(120,303,617)	$(35,971,071)

Year of Expiration	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
8/31/2008	$(9,983)	$(2,292,182)	—	—	—
8/31/2009	(11,128)	—	$(2,427,672)	$(1,846,063)	—
8/31/2010	—	—	(45,159,946)	—	—
8/31/2011	—	(4,723,104)	(37,864,134)	—	—
8/31/2012	—	(2,218,969)	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,156,834)	(1,114,740)	(45,465)	$(242,180)

	$(21,111)	$(10,391,089)	$(86,566,492)	$(1,891,528)	$(242,180)

These amounts will be available to offset any future taxable capital gains.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “SB Funds”), formerly including the Trust.

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the SB Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the SB Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the SB Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the SB Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the SB Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million

Notes to Financial Statements

(continued)

in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the SB Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the SB Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected SB Funds.

The order required SBFM to recommend a new transfer agent contract to the SB Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the SB Fund’s Board selected a new transfer agent for the SB Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM and CGM do not believe that this matter will have a material adverse effect on the SB Funds, including the Trust.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc. The Trust was not included in the sale.

7. Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as advisor to the Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On December 28, 2005, the five actions were consolidated in Federal District Court in the Southern District of New York. On April 17, 2006, the Court appointed a lead plaintiff and lead counsel, who filed a consolidated, amended complaint on June 2, 2006. The consolidated, amended complaint alleged violations of federal securities laws and added as defendants two former SBFM executives, Thomas Jones and Lewis Daidone. On October 3, 2006, the Defendants filed a motion and supporting memorandum to dismiss all of these claims. On November 28, 2006, plaintiffs filed a memorandum in opposition to Defendants’ motion to dismiss, and Defendants filed a reply brief on December 19, 2006. Oral arguments on the motion to dismiss occurred on February 1, 2007. A decision on Defendants’ motion to dismiss is currently pending.

CGM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Former Managers”), substantially all of the mutual funds then managed by the Former Managers, including the Trust, (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Former Managers

Notes to Financial Statements

(continued)

caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Former Managers, recovery of all fees paid to the Former Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9. Subsequent Events

Effective April 1, 2007, the Board of Trustees approved the addition of Metropolitan West Asset Management, LLC as a Subadviser to Core Fixed Income Investments.

Effective June 1, 2007, distributions from net investment income, if any, for International Fixed Income will be declared and paid on an annual basis.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on June 5, 2006, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or the Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), re-approved for an annual period the Trust’s management agreement (the “Management Agreement”) and subadvisory agreements (the “Subadvisory Agreements”). In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by CIAS and the Subadvisers under the Management Agreement and the Subadvisory Agreements, respectively, during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by CIAS about the management of the Trust’s affairs and CIAS’ role in coordinating the activities of the Trust’s other service providers. The Board’s evaluation of the services provided by CIAS and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of the Trust. The Board observed that the scope of services provided by CIAS had expanded over time as a result of the sale of Citigroup Asset Management to Legg Mason, including maintaining and monitoring its own and the Trust’s expanded compliance programs. The Board reviewed information received from CIAS regarding the implementation to date of the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered, based on its knowledge of CIAS and its affiliates, the financial resources available to its parent organization, Citigroup Inc.

The Board also considered CIAS’ brokerage policies and practices, the standards applied to the Subadvisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were acceptable.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2006. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolios’ performance against their benchmarks.

Large Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap value funds” by Lipper, showed that the Fund’s performance for all time periods presented was better than the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Large Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap growth funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median and was in the first quartile for the 1-year, 3-year and 5-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance.

Small Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap value funds” by Lipper, showed that the Fund’s performance for the 1-year, 3-year and 5-year periods was better than the median while the performance for the 10-year period was at the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s investment performance.

Small Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap growth funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median, its performance for the 5-year period was slightly below the median and that the performance for the 10-year period was below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s recent performance, but will continue to gauge the Fund’s performance and investment strategies.

International Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international multi-cap core funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median and that its performance for the 5-year and 10-year periods was slightly below the median. The Board noted recent changes to the Fund’s management. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with management’s efforts to improve the Fund’s performance, but will continue to gauge the Fund’s performance and investment strategies.

Emerging Markets Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “emerging market funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was slightly below the median and for the 5-year and 10-year periods, was below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with management’s efforts to improve the Fund’s performance, but will continue to gauge the Fund’s performance and investment strategies.

Government Money Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. government money market funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median, and was in the first quartile for the 3-year and 5-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s relative investment performance.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Core Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median, and slightly below the median for the 5-year and 10-year periods. The Board noted that the Fund was previously Intermediate Fixed Income Investments and that the long-term performance was less applicable. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance and investment strategies.

High Yield Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that the Fund’s performance for the 1-year, 3-year and 5-year periods was below the median. The Board noted that representatives of CIAS discussed the various options to improve the Fund’s performance. Based on its review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

Municipal Bond Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general municipal debt funds” by Lipper, showed that the Fund’s performance for the 1-year period was below the median, its performance for the 3-year period was slightly below the median and that the performance for the 5-year and 10-year periods was better than the median. Based on its review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

International Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international income funds” by Lipper, showed that the Fund’s performance for the 3-year period was better than the median, that its performance for the 1-year and 5-year periods was slightly better than the median and that the performance for the 10-year period was slightly below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s relative investment performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fees”) payable by the Funds to CIAS in light of the nature, extent and quality of the management and subadvisory services provided by CIAS and the Subadvisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Subadvisers is paid by CIAS, not the Funds, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Subadvisers’ fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadvisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by CIAS.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Management also discussed the Funds’ distribution arrangements with the Boards. The Boards were provided with information concerning revenues received by and certain expenses incurred by the Funds’ affiliated distributor and how the amounts received by the distributor are paid.

Large Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “large cap value or large cap core funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and that its Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Large Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “large cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were at or slightly higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Small Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “small cap value funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and its Actual Management Fee was slightly higher than the median. The Board noted that the Fund’s total expense ratio was at the median and concluded that the Fund’s fees and expenses were acceptable.

Small Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 13 retail no-load funds (including the Fund) that are classified as “small cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio also was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

International Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “international multi-cap core, international multi-cap value, or international large-cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Emerging Markets Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) that are classified as “emerging market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Government Money Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “US government money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Core Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 11 retail no-load funds (including the Fund) that are classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the range of management fees paid by the other funds in the Expense Group and both the Contractual and Actual Management fees were higher than the median. The Board noted that the Fund’s total expense ratio was higher than the median of total expenses paid by the other funds in the Expense Group. The Fund’s total expense ratio, however, was lower than the Expense Universe average. The Board determined to continue to monitor the management fees and total expenses of the Fund.

High Yield Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 12 retail no-load funds (including the Fund) that are classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were higher than the management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also higher than the median. The Board determined to continue to monitor the management fees and total expenses of the Fund.

Municipal Bond Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and that its Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was also higher than the median. The Board determined to continue to monitor the management fees and total expenses of the Fund.

International Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 9 retail no-load funds (including the Fund) that are classified as “international income funds or global income funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

paid by the other funds in the Expense Group and that its Actual Management Fee was slightly higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median. The Board concluded that the management fees and total expenses of the Fund were acceptable.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services provided to the Funds under the Management Agreement and the Subadvisory Agreements.

Manager Profitability

The Board received and considered a profitability analysis of CIAS and its affiliates in providing services to the Funds. In addition, the Board received information with respect to CIAS’ allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Subadvisers with respect to the Subadvisers’ profitability in providing subadvisory services to the Funds. CIAS’ profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and discussed information concerning whether CIAS realizes economies of scale as the Funds’ assets grow beyond current levels. However, because of the nature of CIAS’ business, the Board could not reach definitive conclusions as to whether CIAS might realize economies of scale or how great they may be.

Other Benefits to the Manager and the Subadvisers

The Board considered other benefits received by CIAS, the Subadvisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and CIAS’ ongoing commitment to the Funds, the profits and other ancillary benefits that CIAS and its affiliates received were considered reasonable.

The non-interested Board Members then met in executive session with their counsel. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements. The Non-interested Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of management were present.

After further discussion and upon motion duly made, seconded and unanimously carried, the following resolutions were adopted as to each Fund (unless otherwise noted), first by the Board Members who were not “interested persons” of the Funds or any of their affiliates, voting separately and then by the Board voting as a whole.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Board Approval of New Investment Advisory Agreements (unaudited)

At a meeting held in person on September 25, 2006, the Trust’s Board, including a majority of the Independent Board Members, approved new investment advisory agreements (the “Investment Advisory Agreements”) with Penn Capital Management Co., Inc. (“Penn Capital”) and Wells Capital Management Inc. (“Wells Capital”) on behalf of the Trust’s High Yield Investments and Large Capital Growth Investments (collectively, the “Portfolios”), respectively. To assist the Board in its consideration of the Investment Advisory Agreements, the Manager provided materials and information about Penn Capital and Wells Capital, including their financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives of Penn Capital and Wells Capital also made presentations to and responded to questions from the Board.

The Trust has received an exemption (the “Exemption”) from the SEC that permits the Trust’s Manager to enter into or change advisory agreements with investment advisers without formal shareholder approval. Accordingly, the Investment Advisory Agreements with Penn Capital and Wells Capital did not require a shareholder vote. Shareholders of the Portfolios received supplemental information regarding Penn Capital and Wells Capital and an informational letter regarding the changes in investment advisers as required by the Exemption.

In their deliberations concerning the Investment Advisory Agreements, among other things, the Board Members considered:

(i) that the Manager conducted a thorough search process in selecting both Penn Capital and Wells Capital, including a review of the universe of large cap growth and large/mid cap growth investment advisers and the universe of high yield investment advisers with an aggressive investment substyle, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) that Penn Capital and Wells Capital met all qualitative and quantitative requirements and that each was rated four diamonds or “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and background of Penn Capital and Wells Capital, as well as each adviser’s personnel and financial conditions;

(iv) the experience of Penn Captial’s and Wells Capital’s key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolios;

(v) Penn Capital’s investment performance and Wells Capital’s investment performance;

(vi) that Penn Capital had approximately $3.7 billion in assets under management and that Wells Capital had approximately $174 billion in assets under management;

(vii) that Penn Capital was founded in 1987 and that Wells Capital was founded in 1996 and each has a fiduciary responsibility for more than 50 large institutional client relationships;

(viii) that both Penn Capital’s and Wells Capital’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(ix) the fee and expense ratios of comparable mutual funds;

(xi) that the terms of the Investment Advisory Agreements with Penn Capital and Wells Capital were substantially similar in all respects to the agreements between the additional investment advisers to the Portfolios, except with respect to fees.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Advisory Agreements were acceptable. The Investment Advisory Agreements with Penn Capital and Wells Capital became effective on October 4, 2006.

Additional Information

(unaudited)

Trustees and Executive Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios’ manager, the Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), which performs the same duties, as manager, for the same fees as previously performed by Smith Barney Fund Management LLC (“SBFM”).

The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees
Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Chairman and Trustee	1994	Chairman, TEC International (organization of chief executives)	11	Director or Trustee of certain funds associated with Legg Mason & Co. LLC (“Legg Mason”) (consisting of 12 portfolios)
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birthdate: 1921	Trustee	2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired	11	Director, Nicholas- Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group; Director or Trustee of certain funds associated with Legg Mason & Co. LLC (“Legg Mason”) (consisting of 12 portfolios)
H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	1999	Retired	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)
Stephen E. Kaufman Stephen E. Kaufman, P.C. 277 Park Avenue, 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 36 portfolios)
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birthdate: 1944	Trustee	2006	President, Murphy Capital Management (investment management)	11	Director, Nicholas Applegate Funds; Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustees:
Laurie A. Hesslein** Citigroup Global Markets Inc. (“CGM”) 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1959	Trustee	Since 2006	Director, CIAS (2005-present); Managing Director of CGM: Chief Administrative Officer and Director of the Corporate Client Group, Smith Barney Global Private Client Group (2005-present); Chief Administrative Officer, Director of Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2004-2005); Director of Wealth Management, Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2001-2004).	11	None
W. Thomas Matthews** CGM 388 Greenwich St. New York, NY 10013 Birthdate: 1949	Trustee	Since 2006	Advisor, Smith Barney (2005-present); previously, President and Chief Executive Officer, Smith Barney (2002-2005); Director of Sales, Smith Barney (1994-2002).	11	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Paul M. Hatch 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1957	Chief Executive Officer	Since 2006	Director and Chief Executive Officer, CIAS (2005-present); Executive Vice President, CGM: Director, Investment Advisory Services, Smith Barney (2005-present); previously, other management positions within Smith Barney since prior to 2002.	N/A	N/A
James J. Tracy CGM 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1957	Executive Vice President and Investment Officer	Since 2006	Executive Vice President, Director, Consulting Group (2006-present); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A
Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1948	President and Investment Officer	Since 2005	President of CIAS; Managing Director of CGM since prior to 2002.	N/A	N/A
James F. Walker CGM 388 Greenwich St. 18th Floor New York, NY 10013 Birthdate: 1963	Chief Financial Officer and Treasurer	Since 2007	Managing Director, CGM: Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously, Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A
LeRoy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 1996	Senior Vice President, CGM.	N/A	N/A
Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	Since 1997	Senior Vice President, CGM (2006-present); previously, First Vice President, CGM (2002-2005).	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1972	Investment Officer	Since 2003	First Vice President, CGM.	N/A	N/A
Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	Since 2004	First Vice President, CGM.	N/A	N/A
Steven Hartstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1963	Chief Compliance Officer	Since 2006	Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-present); previously Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004); Vice President and Senior Compliance Officer, Lazard Asset Management (2000-2002).	N/A	N/A
Carmen Z. Menendez-Puerto CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1961	Chief Anti-Money Laundering Officer	Since 2006	Managing Director, CGM (2007-present); Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Anti-Money Laundering program (2005-present); previously, Director, Smith Barney Equity Research Compliance (2003-2005); Risk Manager-Compliance, Citigroup Global Corporate and Investment Bank (2001-2003).	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Paul F. Gallagher 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1959	Chief Legal Officer	Since 2007	Director and Associate General Counsel, CGM (2006-present); previously, Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006); Vice President and General Counsel, ICMA Retirement Corporation (1998-2003).	N/A	N/A
Israel Grafstein CGM 485 Lexington Ave. New York, NY 10017 Birthdate: 1974	Secretary	Since 2006	First Vice President and Associate General Counsel, CGM; previously, Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004); Alliance Capital Management (2000-2003).	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Ms. Hesslein and Mr. Matthews are interested persons of the Trust as defined in the 1940 Act because each is or was an officer of CGM and certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2006:

	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments		Emerging Markets Equity Investments
Record Date:	12/15/2005	12/15/2005	12/15/2005		12/15/2005
Payable Date:	12/16/2005	12/16/2005	12/16/2005		12/16/2005
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	24.16%	100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	24.45%	—		1.98%
Foreign Source Income	—	—	95.65	% **	98.77%**
Foreign Taxes Paid Per Share	—	—	$0.007773		$0.032833
Long-Term Capital Gain Dividend	$0.478812	$3.683098 *	—		—

*	Of this amount, 0.058% represented Unrecaptured Section 1250 gains subject to a maximum 25% rate.
**	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

WWW.SMITHBARNEY.COM

CITIGROUP GLOBAL MARKETS INC.

Distributor

CITIGROUP INVESTMENT ADVISORY SERVICES INC.

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.smithbarney.com and (3) on the SEC’s website at www.sec.gov.

© 2006 Citigroup Global Markets Inc. Member SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citigroup Inc. or its affiliates and are used and registered throughout the world. Securities are offered through Citigroup Global Markets Inc. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

TK 2120A, 2/07        Consulting Group Capital Markets Funds • 222 Delaware Avenue • Wilmington, Delaware • 19801

ITEM 2. CODE OF ETHICS.

Not Applicable. This item is only required in an annual report on Form

N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable. This item is only required in an annual report on Form

N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable. This item is only required in an annual report on Form

N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/S/ PAUL M. HATCH
Paul M. Hatch Chief Executive Officer Consulting Group Capital Markets Funds

Date: 5/15/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PAUL M. HATCH
Paul M. Hatch Chief Executive Officer Consulting Group Capital Markets Funds

Date: 5/15/2007

By:	/S/ JAMES F. WALKER
James F. Walker Chief Financial Officer Consulting Group Capital Markets Funds

Date: 5/9/2007